Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Jan. 31, 2012	Jun. 30, 2011
Document and Entity Information [Abstract]
Document Type	10-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	Q4
Current Fiscal Year End Date	--12-31
Entity Registrant Name	UNITED TECHNOLOGIES CORP /DE/
Entity Central Index Key	0000101829
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 80,344,177,683
Entity Common Stock, Shares Outstanding		907,221,694

Consolidated Statement of Operations (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net Sales:
Product sales	$ 41,289	$ 38,641	$ 37,332
Service sales	16,901	15,685	15,093
Total net sales	58,190	54,326	52,425
Costs and Expenses:
Cost of products sold	31,026	28,956	28,905
Cost of services sold	11,127	10,458	9,956
Research and development	2,058	1,746	1,558
Selling, general and administrative	6,464	6,024	6,036
Total costs and expenses	50,675	47,184	46,455
Other income, net	584	44	407
Operating profit	8,099	7,186	6,377
Interest expense, net	494	648	617
Income before income taxes	7,605	6,538	5,760
Income tax expense	2,231	1,827	1,581
Net income	5,374	4,711	4,179
Non-controlling interest in subsidiaries' earnings	395	338	350
Net income attributable to common shareowners	$ 4,979	$ 4,373	$ 3,829
Earnings Per Share of Common Stock:
Basic	$ 5.58	$ 4.82	$ 4.17
Diluted	$ 5.49	$ 4.74	$ 4.12
Dividends Per Share of Common Stock	$ 1.865	$ 1.7	$ 1.54
Weighted average number of shares outstanding:
Basic shares	892.3	907.9	917.4
Diluted shares	906.8	922.7	928.8

Consolidated Balance Sheet (USD $)	Dec. 31, 2011	Dec. 31, 2010
Assets
Cash and cash equivalents	$ 5,960,000,000	$ 4,083,000,000
Accounts receivable (net of allowance for doubtful accounts of $394 and $402)	9,546,000,000	8,925,000,000
Inventories and contracts in progress, net	7,797,000,000	7,766,000,000
Future income tax benefits, current	1,662,000,000	1,623,000,000
Other assets, current	793,000,000	1,113,000,000
Total Current Assets	25,758,000,000	23,510,000,000
Customer financing assets	1,035,000,000	1,118,000,000
Future income tax benefits	2,387,000,000	1,970,000,000
Fixed assets, net	6,201,000,000	6,280,000,000
Goodwill	17,943,000,000	17,721,000,000
Intangible assets, net	3,918,000,000	4,060,000,000
Other assets	4,210,000,000	3,834,000,000
Total Assets	61,452,000,000	58,493,000,000
Liabilities and Equity
Short-term borrowings	630,000,000	116,000,000
Accounts payable	5,570,000,000	5,206,000,000
Accrued liabilities	12,287,000,000	12,247,000,000
Long-term debt currently due	129,000,000	163,000,000
Total Current Liabilities	18,616,000,000	17,732,000,000
Long-term debt	9,501,000,000	10,010,000,000
Future pension and postretirement benefit obligations	5,007,000,000	3,592,000,000
Other long-term liabilities	5,150,000,000	4,510,000,000
Total Liabilities	38,274,000,000	35,844,000,000
Commitments and contingent liabilities (Notes 4 and 17)
Redeemable non-controlling interest	358,000,000	317,000,000
Capital Stock:
Preferred Stock, $1 par value; 250,000 shares authorized; None issued or outstanding	0	0
Common Stock, $1 par value; 4,000,000 shares authorized; 1,400,212 and 1,393,297 shares issued	13,445,000,000	12,597,000,000
Treasury Stock - 492,990 and 472,028 common shares at cost	(19,410,000,000)	(17,468,000,000)
Retained earnings	33,487,000,000	30,191,000,000
Unearned ESOP shares	(152,000,000)	(166,000,000)
Accumulated other comprehensive income (loss):
Foreign currency translation	206,000,000	366,000,000
Other	(5,696,000,000)	(4,135,000,000)
Total Accumulated other comprehensive loss	(5,490,000,000)	(3,769,000,000)
Total Shareowners' Equity	21,880,000,000	21,385,000,000
Non-controlling interest	940,000,000	947,000,000
Total Equity	22,820,000,000	22,332,000,000
Total Liabilities and Equity	$ 61,452,000,000	$ 58,493,000,000

Consolidated Balance Sheet (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheet
Allowance for doubtful accounts	$ 394	$ 402
Preferred Stock, par value	$ 1	$ 1
Preferred Stock. shares authorized	250,000	250,000
Preferred Stock, shares outstanding	0	0
Common Stock, par value	$ 1	$ 1
Common Stock, shares authorized	4,000,000	4,000,000
Common Stock, Shares, Issued	1,400,212	131,297
Treasury Stock, shares	492,990	472,028

Consolidated Statement of Cash Flows (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating Activities:
Net income attributable to common shareowners	$ 4,979,000,000	$ 4,373,000,000	$ 3,829,000,000
Non-controlling interest in subsidiaries' earnings	395,000,000	338,000,000	350,000,000
Net income	5,374,000,000	4,711,000,000	4,179,000,000
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation and amortization	1,347,000,000	1,356,000,000	1,258,000,000
Deferred income tax provision	331,000,000	413,000,000	451,000,000
Stock compensation cost	229,000,000	154,000,000	153,000,000
Change in:
Accounts receivable	(729,000,000)	(319,000,000)	955,000,000
Inventories and contracts in progress	(314,000,000)	(244,000,000)	695,000,000
Other current assets	7,000,000	(17,000,000)	(3,000,000)
Accounts payable and accrued liabilities	618,000,000	1,105,000,000	(582,000,000)
Global pension contributions	(551,000,000)	(1,299,000,000)	(1,270,000,000)
Other operating activities, net	278,000,000	46,000,000	(483,000,000)
Net cash flows provided by operating activities	6,590,000,000	5,906,000,000	5,353,000,000
Investing Activities:
Capital expenditures	(983,000,000)	(865,000,000)	(826,000,000)
Increase in customer financing assets	(42,000,000)	(217,000,000)	(171,000,000)
Decrease in customer financing assets	92,000,000	162,000,000	80,000,000
Investments in businesses	(357,000,000)	(2,758,000,000)	(703,000,000)
Dispositions of businesses	497,000,000	208,000,000	158,000,000
Other investing activities, net	86,000,000	283,000,000	358,000,000
Net cash flows used in investing activities	(707,000,000)	(3,187,000,000)	(1,104,000,000)
Financing Activities:
Issuance of long-term debt	59,000,000	2,362,000,000	37,000,000
Repayment of long-term debt	(616,000,000)	(1,751,000,000)	(1,012,000,000)
Increase (decrease) in short-term borrowings, net	556,000,000	(141,000,000)	(762,000,000)
Common Stock issued under employee stock plans	226,000,000	386,000,000	342,000,000
Dividends paid on Common Stock	(1,602,000,000)	(1,482,000,000)	(1,356,000,000)
Repurchase of Common Stock	(2,175,000,000)	(2,200,000,000)	(1,100,000,000)
Other financing activities, net	(453,000,000)	(327,000,000)	(340,000,000)
Net cash flows used in financing activities	(4,005,000,000)	(3,153,000,000)	(4,191,000,000)
Effect of foreign exchange rate changes on cash and cash equivalents	(1,000,000)	68,000,000	64,000,000
Net increase (decrease) in cash and cash equivalents	1,877,000,000	(366,000,000)	122,000,000
Cash and cash equivalents, beginning of year	4,083,000,000	4,449,000,000	4,327,000,000
Cash and cash equivalents, end of year	5,960,000,000	4,083,000,000	4,449,000,000
Supplemental Disclosure of Cash Flow Information:
Interest paid, net of amounts capitalized	642,000,000	753,000,000	704,000,000
Income taxes paid, net of refunds	1,432,000,000	1,222,000,000	1,396,000,000
Non-cash investing and financing activities include:
Contributions of UTC Common Stock to domestic defined benefit pension plans	$ 450,000,000	$ 250,000,000	$ 0

Consolidated Statement of Changes in Equity (USD $)	Total	Comprehensive Income (Loss) [Member]	Common Stock [Member]	Treasury Stock [Member]	Retained Earnings [Member]	Unearned ESOP Shares [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Non-controlling Interest [Member]	Redeemable Non-controlling Interest [Member]
Balance at Dec. 31, 2008	$ 16,681,000,000		$ 11,179,000,000	$ (14,316,000,000)	$ 25,034,000,000	$ (200,000,000)	$ (5,934,000,000)	$ 918,000,000	$ 245,000,000
Comprehensive income (loss):
Net income	4,179,000,000	4,179,000,000			3,829,000,000			350,000,000
Redeemable non-controlling interest in subsidiaries' earnings	(17,000,000)							(17,000,000)	17,000,000
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	1,028,000,000	1,023,000,000					1,020,000,000	8,000,000	(5,000,000)
Change in pension and post-retirement benefit plans, net	1,073,000,000	1,073,000,000					1,073,000,000
Unrealized gain on available-for-sale securities, net	99,000,000	99,000,000					99,000,000
Change in unrealized cash flow hedging, net	255,000,000	255,000,000					255,000,000
Total other comprehensive income (loss), net		2,450,000,000
Comprehensive income		6,629,000,000
Common Stock issued under employee plans, net of tax benefit	618,000,000		634,000,000	8,000,000	(43,000,000)	19,000,000
Common Stock repurchased	(1,100,000,000)			(1,100,000,000)
Dividends on Common Stock	(1,356,000,000)				(1,356,000,000)
Dividends on ESOP Common Stock	(59,000,000)				(59,000,000)
Dividends attributable to non-controlling interest	(329,000,000)							(329,000,000)	(17,000,000)
Redeemable non-controlling interest accretion	(9,000,000)				(9,000,000)				9,000,000
Purchase of subsidiary shares from non-controlling interest	(92,000,000)		(67,000,000)					(25,000,000)	(3,000,000)
Acquired non-controlling interest	36,000,000							36,000,000	143,000,000
Other changes in non-controlling interest	(8,000,000)							(8,000,000)
Balance at Dec. 31, 2009	20,999,000,000		11,746,000,000	(15,408,000,000)	27,396,000,000	(181,000,000)	(3,487,000,000)	933,000,000	389,000,000
Comprehensive income (loss):
Net income	4,711,000,000	4,711,000,000			4,373,000,000			338,000,000
Redeemable non-controlling interest in subsidiaries' earnings	(24,000,000)							(24,000,000)	24,000,000
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	(13,000,000)	(18,000,000)					(13,000,000)	0	(5,000,000)
Change in pension and post-retirement benefit plans, net	(336,000,000)	(336,000,000)					(336,000,000)
Unrealized gain on available-for-sale securities, net	96,000,000	96,000,000					96,000,000
Change in unrealized cash flow hedging, net	(29,000,000)	(29,000,000)					(29,000,000)
Total other comprehensive income (loss), net		(287,000,000)
Comprehensive income		4,424,000,000
Common Stock issued under employee plans, net of tax benefit	725,000,000		746,000,000	7,000,000	(43,000,000)	15,000,000
Common Stock contributed to defined benefit pension plans	250,000,000		117,000,000	133,000,000
Common Stock repurchased	(2,200,000,000)			(2,200,000,000)
Dividends on Common Stock	(1,482,000,000)				(1,482,000,000)
Dividends on ESOP Common Stock	(62,000,000)				(62,000,000)
Dividends attributable to non-controlling interest	(338,000,000)							(338,000,000)	(19,000,000)
Redeemable non-controlling interest accretion	9,000,000				9,000,000				(9,000,000)
Purchase of subsidiary shares from non-controlling interest	(24,000,000)		(12,000,000)					(12,000,000)	(65,000,000)
Sale of subsidiary shares in non-controlling interest	38,000,000		0					38,000,000
Other changes in non-controlling interest	12,000,000							12,000,000	2,000,000
Balance at Dec. 31, 2010	22,332,000,000		12,597,000,000	(17,468,000,000)	30,191,000,000	(166,000,000)	(3,769,000,000)	947,000,000	317,000,000
Comprehensive income (loss):
Net income	5,374,000,000	5,374,000,000			4,979,000,000			395,000,000
Redeemable non-controlling interest in subsidiaries' earnings	(25,000,000)							(25,000,000)	25,000,000
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	(166,000,000)	(163,000,000)					(160,000,000)	(6,000,000)	3,000,000
Change in pension and post-retirement benefit plans, net	(1,485,000,000)	(1,485,000,000)					(1,485,000,000)
Unrealized gain on available-for-sale securities, net	30,000,000	30,000,000					30,000,000
Change in unrealized cash flow hedging, net	(106,000,000)	(106,000,000)					(106,000,000)
Total other comprehensive income (loss), net		(1,724,000,000)
Comprehensive income		3,650,000,000
Common Stock issued under employee plans, net of tax benefit	687,000,000		672,000,000	10,000,000	(9,000,000)	14,000,000
Common Stock contributed to defined benefit pension plans	450,000,000		227,000,000	223,000,000
Common Stock repurchased	(2,175,000,000)			(2,175,000,000)
Dividends on Common Stock	(1,602,000,000)				(1,602,000,000)
Dividends on ESOP Common Stock	(63,000,000)				(63,000,000)
Dividends attributable to non-controlling interest	(363,000,000)							(363,000,000)	(15,000,000)
Redeemable non-controlling interest accretion	(9,000,000)				(9,000,000)				9,000,000
Purchase of subsidiary shares from non-controlling interest	(73,000,000)		(54,000,000)					(19,000,000)	(2,000,000)
Sale of subsidiary shares in non-controlling interest	26,000,000		3,000,000					23,000,000	0
Other changes in non-controlling interest	(12,000,000)							(12,000,000)	21,000,000
Balance at Dec. 31, 2011	$ 22,820,000,000		$ 13,445,000,000	$ (19,410,000,000)	$ 33,487,000,000	$ (152,000,000)	$ (5,490,000,000)	$ 940,000,000	$ 358,000,000

Consolidated Statement of Changes in Equity (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Statement Of Changes in Equity
Tax benefit (income tax) from change in pension and post-retirement benefit plans	$ 796	$ 224	$ (569)
Tax benefit (income tax) from adjustment for sale of securities	(21)	(61)	(66)
Tax benefit (income tax) from unrealized cash flow hedging gain (loss)	36	18	(106)
Common Stock issued under employee plans, shares	7.2	11.8	11.9
Tax benefit from Common Stock issued under employee plans	$ 81	$ 94	$ 50
Common Stock contributed to defined benefit pension plans, shares	5.7	3.8
Common Stock repurchased, shares	26.9	31	19.1

Note 1: Summary of Accounting Principles	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 1: Summary of Accounting Principles

Note 1: Summary of Accounting Principles

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates. Certain reclassifications have been made to prior year amounts to conform to current year presentation.

Consolidation. The Consolidated Financial Statements include the accounts of United Technologies Corporation (UTC) and its controlled subsidiaries. Intercompany transactions have been eliminated.

Cash and Cash Equivalents. Cash and cash equivalents includes cash on hand, demand deposits and short-term cash investments that are highly liquid in nature and have original maturities of three months or less.

On occasion, we are required to maintain cash deposits with certain banks with respect to contractual obligations related to acquisitions or divestitures or other legal obligations. As of December 31, 2011 and 2010, the amount of such restricted cash was approximately $37 million and $75 million, respectively. At both December 31, 2011 and 2010, all restricted cash is included in current assets.

Accounts Receivable. Current and long-term accounts receivable include retainage of $154 million and $165 million and unbilled receivables of $1,060 million and $862 million as of December 31, 2011 and 2010, respectively.

Retainage represents amounts that, pursuant to the applicable contract, are not due until project completion and acceptance by the customer. Unbilled receivables represent revenues that are not currently billable to the customer under the terms of the contract. These items are expected to be collected in the normal course of business. Long-term accounts receivable are included in Other assets in the Consolidated Balance Sheet.

Marketable Equity Securities. Equity securities that have a readily determinable fair value and that we do not intend to trade are classified as available-for-sale and carried at fair value. Unrealized holding gains and losses are recorded as a separate component of shareowners' equity, net of deferred income taxes.

Inventories and Contracts in Progress. Inventories and contracts in progress are stated at the lower of cost or estimated realizable value and are primarily based on first-in, first-out (FIFO) or average cost methods; however, certain Carrier entities use the last-in, first-out (LIFO) method. If inventories that were valued using the LIFO method had been valued under the FIFO method, they would have been higher by $144 million and $137 million at December 31, 2011 and 2010, respectively.

Costs accumulated against specific contracts or orders are at actual cost. Inventory in excess of requirements for contracts and current or anticipated orders have been reserved as appropriate. Manufacturing costs are allocated to current production and firm contracts.

Fixed Assets. Fixed assets are stated at cost. Depreciation is recorded over the fixed assets' useful lives using the straight-line method.

Goodwill and Intangible Assets. Goodwill represents costs in excess of fair values assigned to the underlying net assets of acquired businesses. Goodwill and intangible assets deemed to have indefinite lives are not amortized. Goodwill and indefinite-lived intangible assets are subject to annual impairment testing using the guidance and criteria described in the Intangibles – Goodwill and Other Topic of the FASB ASC. This testing compares carrying values to fair values and, when appropriate, the carrying value of these assets is reduced to fair value. We early adopted the FASB ASU No. 2011-08, “Testing Goodwill for Impairment,” in connection with the performance of our annual goodwill impairment test. Under ASU 2011-08, entities are provided with the option of first performing a qualitative assessment on none, some, or all of its reporting units to determine whether further quantitative impairment testing is necessary. An entity may also bypass the qualitative assessment for any reporting unit in any period and proceed directly to the quantitative impairment test. During 2011, 2010, and 2009, we were not required to record any significant impairments to the carrying value of goodwill or indefinite-lived intangible assets.

Intangible assets consist of service portfolios, patents and trademarks, customer relationships and other intangible assets. Useful lives of finite-lived intangible assets are estimated based upon the nature of the intangible asset and the industry in which the intangible asset is used. Estimated useful lives of service portfolios generally range from 5 to 30 years. Estimated useful lives of patents and finite-lived trademarks generally range from 3 to 40 years. Estimated useful lives of customer relationships and other assets generally range from 2 to 32 years. These intangible assets are amortized based on the pattern in which the economic benefits of the intangible assets are consumed. If a pattern of economic benefit cannot be reliably determined, a straight-line amortization method is used. Included within other intangible assets are commercial aerospace payments made to secure certain contractual rights to provide product on new aircraft platforms. Payments made on these contractual commitments are to be amortized as the related units are delivered.

Other Long-Lived Assets. We evaluate the potential impairment of other long-lived assets when appropriate. If the carrying value of other long-lived assets exceeds the sum of the undiscounted expected future cash flows, the carrying value is written down to fair value. During the years ended December 31, 2011 and 2010, we had certain non-recurring measurements resulting in impairment charges of $66 million and $245 million, respectively. See Note 13 to the Consolidated Financial Statements for additional information.

Income Taxes. In the ordinary course of business there is inherent uncertainty in quantifying our income tax positions. We assess our income tax positions and record tax benefits for all years subject to examination based upon management's evaluation of the facts, circumstances, and information available at the reporting date. For those tax positions where it is more-likely-than-not that a tax benefit will be sustained, we have recorded the largest amount of tax benefit with a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. For those income tax positions where it is not more-likely-than-not that a tax benefit will be sustained, no tax benefit has been recognized in the financial statements. Where applicable, associated interest expense has also been recognized. We recognize accrued interest related to unrecognized tax benefits in interest expense. Penalties, if incurred, would be recognized as a component of income tax expense.

Revenue Recognition. Sales under government and commercial fixed-price contracts and government fixed-price-incentive contracts are recorded at the time deliveries are made or, in some cases, on a percentage-of-completion basis. Sales under cost-reimbursement contracts are recorded as work is performed. Sales for elevators, escalators, installation and modernization contracts are accounted for under the percentage-of-completion method.

Losses, if any, on long-term contracts are provided for when anticipated. Loss provisions on original equipment contracts are recognized to the extent that estimated inventoriable manufacturing, engineering, product warranty and product performance guarantee costs, as appropriate, exceed the projected revenue from the products contemplated under the contractual arrangement. For new commitments, we generally record loss provisions at the earlier of contract announcement or contract signing except for certain requirements contracts under which losses are recorded upon receipt of the purchase order. For existing commitments, anticipated losses on contracts are recognized in the period in which losses become evident. Products contemplated under contractual arrangement include products purchased under contract and, in the large commercial engine business, future highly probable sales of replacement parts required by regulation that are expected to be purchased subsequently for incorporation into the original equipment. Revenue projections used in determining contract loss provisions are based upon estimates of the quantity, pricing and timing of future product deliveries. Losses are generally recognized on shipment to the extent that inventoriable manufacturing costs, estimated warranty costs and product performance guarantee costs, as appropriate, exceed revenue realized. Contract accounting requires estimates of future costs over the performance period of the contract as well as estimates of award fees and other sources of revenue. These estimates are subject to change and result in adjustments to margins on contracts in progress. The extent of progress toward completion on our long-term commercial aerospace equipment and helicopter contracts is measured using units of delivery. In addition, we use the cost-to-cost method for elevator and escalator sales, installation and modernization contracts in the commercial businesses. For long-term aftermarket contracts, revenue is recognized over the contract period in proportion to the costs expected to be incurred in performing services under the contract. We review our cost estimates on significant contracts on a quarterly basis, and for others, no less frequently than annually or when circumstances change and warrant a modification to a previous estimate. We record changes in contract estimates using the cumulative catch-up method in accordance with the Revenue Recognition Topic of the FASB ASC.

Service sales, representing aftermarket repair and maintenance activities, are recognized over the contractual period or as services are performed. In the commercial businesses, revenue is generally recognized on a straight line basis. In the aerospace businesses, revenue is generally recognized in proportion to cost.

Sales generated from engine programs, spare parts sales, and aftermarket business under collaboration arrangements are recorded as earned in our financial statements. Amounts attributable to our collaborative partners for their share of revenues are recorded as an expense in our financial statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement of a collaborator's share of program costs is recorded as a reduction of the related expense item at that time.

Research and Development. Research and development costs not specifically covered by contracts and those related to the company sponsored share of research and development activity in connection with cost-sharing arrangements are charged to expense as incurred. Government research and development support, not associated with specific contracts, is recorded as a reduction to research and development expense in the period earned. Repayment, if any, is in the form of future royalties and is conditioned upon the achievement of certain financial targets.

Research and development costs incurred under contracts with customers are included as a contract cost and reported as a component of cost of products sold when revenue from such contracts is recognized.

Foreign Exchange and Hedging Activity. We conduct business in many different currencies and, accordingly, are subject to the inherent risks associated with foreign exchange rate movements. The financial position and results of operations of substantially all of our foreign subsidiaries are measured using the local currency as the functional currency. Foreign currency denominated assets and liabilities are translated into U.S. Dollars at the exchange rates existing at the respective balance sheet dates, and income and expense items are translated at the average exchange rates during the respective periods. The aggregate effects of translating the balance sheets of these subsidiaries are deferred as a separate component of shareowners' equity.

We have used derivative instruments, including swaps, forward contracts and options, to help manage certain foreign currency, interest rate and commodity price exposures. Derivative instruments are viewed as risk management tools by us and are not used for trading or speculative purposes. Derivatives used for hedging purposes may be designated and effective as a hedge of the identified risk exposure at the inception of the contract.

All derivative instruments are recorded on the balance sheet at fair value. Derivatives used to hedge foreign-currency-denominated balance sheet items are reported directly in earnings along with offsetting transaction gains and losses on the items being hedged. Derivatives used to hedge forecasted cash flows associated with foreign currency commitments or forecasted commodity purchases may be accounted for as cash flow hedges, as deemed appropriate. Gains and losses on derivatives designated as cash flow hedges are recorded in other comprehensive income and reclassified to earnings in a manner that matches the timing of the earnings impact of the hedged transactions. The ineffective portion of all hedges, if any, is recognized currently in earnings.

Additional information pertaining to foreign currency forward contracts is included in Note 13 to the Consolidated Financial Statements.

Environmental. Environmental investigatory, remediation, operating and maintenance costs are accrued when it is probable that a liability has been incurred and the amount can be reasonably estimated. The most likely cost to be incurred is accrued based on an evaluation of currently available facts with respect to each individual site, including existing technology, current laws and regulations and prior remediation experience. Where no amount within a range of estimates is more likely, the minimum is accrued. For sites with multiple responsible parties, we consider our likely proportionate share of the anticipated remediation costs and the ability of the other parties to fulfill their obligations in establishing a provision for those costs. Liabilities with fixed or reliably determinable future cash payments are discounted. Accrued environmental liabilities are not reduced by potential insurance reimbursements.

Asset Retirement Obligations. We record the fair value of legal obligations associated with the retirement of tangible long-lived assets in the period in which it is determined to exist, if a reasonable estimate of fair value can be made. Upon initial recognition of a liability, we capitalize the cost of the asset retirement obligation by increasing the carrying amount of the related long-lived asset. Over time, the liability is increased for changes in its present value and the capitalized cost is depreciated over the useful life of the related asset. We have determined that conditional legal obligations exist for certain of our worldwide owned and leased facilities related primarily to building materials. As of December 31, 2011 and 2010, the outstanding liability for asset retirement obligations was $164 million and $189 million, respectively.

Pension and Postretirement Obligations. Guidance under the Compensation – Retirement Benefits Topic of the FASB ASC requires balance sheet recognition of the overfunded or underfunded status of pension and postretirement benefit plans. Under this guidance, actuarial gains and losses, prior service costs or credits, and any remaining transition assets or obligations that have not been recognized under previous accounting standards must be recognized in other comprehensive income, net of tax effects, until they are amortized as a component of net periodic benefit cost.

Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets

Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets

Business Acquisitions and Dispositions. Our investments in businesses in 2011, 2010 and 2009 totaled $372 million (including debt assumed of $15 million), $2.8 billion (including debt assumed of $39 million) and $703 million, respectively.

Our 2011 investments consisted of a number of smaller acquisitions in both the aerospace and commercial businesses. As a result of Sikorsky's contribution of a business into a new venture in the United Arab Emirates, we recognized a gain of approximately $73 million in the second quarter of 2011.

In November 2011, Carrier formed a venture controlled by Midea Group of China (Midea) for the manufacture and distribution of heating, ventilating, and air-conditioning (HVAC) products in Brazil, Argentina, and Chile. The venture is comprised of Carrier's existing HVAC operations in the three countries and Midea's distribution entity. Midea owns 51% of the venture and Carrier 49%. This joint venture strengthens Carrier's global strategic relationship with Midea and expands the manufacturing and distribution of residential and light commercial HVAC systems in Brazil, Argentina, and Chile. Carrier recognized a gain of approximately $80 million in 2011 as a result of this transaction.

On October 12, 2011, Pratt & Whitney and Rolls-Royce plc (Rolls-Royce), a participant in the IAE collaboration, announced an agreement to restructure their interests in IAE. Under the terms of the agreement, Rolls-Royce will sell its interests in IAE and license its V2500 intellectual property in IAE to Pratt & Whitney for $1.5 billion plus an agreed payment contingent on each hour flown by V2500-powered aircraft in service at the closing date during the fifteen year period following closing of the transaction. Consummation of this restructuring is subject to regulatory approvals and other closing conditions. The acquisition of the additional interests in IAE will give Pratt & Whitney a controlling interest with approximately 66% ownership. Upon closing, we anticipate Pratt & Whitney will begin consolidating IAE. The acquisition of the additional interests in IAE and the intellectual property licenses will be reflected as intangible assets and amortized in relation to the economic benefits received over the projected remaining life of the V2500 program.

Also, on October 12, 2011, Pratt & Whitney and Rolls-Royce announced an agreement to form a new joint venture, in which each will hold an equal share, to develop new engines to power the next generation of 120 to 230 passenger mid-size aircraft that will replace the existing fleet of mid-size aircraft currently in service or in development. With this new joint venture, Pratt & Whitney and Rolls-Royce will focus on high-bypass ratio geared turbofan technology as well as collaborate on future studies of next generation propulsion systems. Pursuant to the agreement, the formation of this new venture is subject to regulatory approvals and other closing conditions, including completion of the restructuring of the parties' interests in IAE. We expect the restructuring of the parties' interests in IAE to be completed in mid-2012. The closing of the new joint venture may take a substantially longer period of time to complete.

On September 21, 2011, we announced an agreement to acquire Goodrich Corporation (Goodrich), a global supplier of systems and services to the aerospace and defense industry with 2010 sales of $7 billion. Under the terms of the agreement, Goodrich shareholders will receive $127.50 in cash for each share of Goodrich common stock they own at the time of the closing of the transaction. This equates to a total estimated enterprise value of $18.4 billion, including $1.9 billion in net debt to be assumed. We expect to finance the total $16.5 billion to be paid to Goodrich shareholders at the closing of the acquisition through a combination of short and long term debt, equity issuance and cash. We intend to maintain our strong existing credit rating and minimize future share count dilution on earnings per share by targeting the equity component to comprise no more than 25% of the total financing (excluding the amount of Goodrich net debt to be assumed). We are also evaluating the potential disposition of a number of our non-core businesses to generate cash and minimize the level of future debt or equity issuances. The transaction is subject to customary closing conditions, including regulatory approvals and Goodrich shareholder approval. We expect that this acquisition will close in mid-2012. Goodrich products include aircraft nacelles and interior systems, actuation and landing systems, and electronic systems. Once the acquisition is complete, Goodrich and Hamilton Sundstrand will be combined to form a new segment named UTC Aerospace Systems. This segment and our Pratt & Whitney segment will be separately reportable segments although they will both be included within the UTC Propulsion & Aerospace Systems organizational structure. We expect the increased scale, financial strength and complementary products of the new combined business will strengthen our position in the aerospace and defense industry. Further, we expect that this acquisition will enhance our ability to support our customers with more integrated systems.

During 2011, we recorded other-than-temporary impairment charges totaling $66 million on an equity investment held by UTC Fire & Security, in order to write-down our investment to market value as of December 31, 2011. This impairment is recorded within “Other income, net” on our Consolidated Statement of Operations.

On March 1, 2010, we completed the acquisition of the GE Security business for approximately $1.8 billion, including debt assumed of $32 million. The GE Security business supplies security and fire safety technologies for commercial and residential applications through a broad product portfolio that includes fire detection and life safety systems, intrusion alarms, and video surveillance and access control systems. This business, which has been integrated into our UTC Fire & Security segment, enhanced UTC Fire & Security's geographic diversity through GE Security's strong North American presence, while increasing total product and technology offerings. In connection with the acquisition of GE Security, we recorded approximately $600 million of identifiable intangible assets and $1.1 billion of goodwill. The goodwill recorded reflects synergies expected to be realized through the combination of GE Security's products, resources and management talent with those of the existing UTC Fire & Security business to enhance competitiveness, accelerate the development of certain product offerings, drive improved operational performance and secure additional service channels. Additionally, the combined business has provided the opportunity for significant improvements to the cost structure through the rationalization of general and administrative expenditures as well as research and development efforts.

During 2010, we completed the acquisition of Clipper Windpower Plc (Clipper), a publicly-held California-based wind turbine manufacturer. This investment is intended to expand our power generation portfolio and allow us to enter the wind power market by leveraging our expertise in blade technology, turbines and gearbox design. In the first half of 2010, we acquired a 49.9% equity stake in Clipper. In December 2010, we completed the acquisition of all the remaining shares of Clipper. The total cost of our investment in Clipper is approximately $385 million. In connection with this transaction, we recorded approximately $650 million of goodwill and identifiable intangible assets. Prior to the December 2010 purchase of the remaining shares of Clipper, we accounted for this investment under the equity method of accounting. During the quarter ended September 30, 2010, we recorded a $159 million other-than-temporary impairment charge on our investment in Clipper, in order to write-down our investment to market value as of September 30, 2010. This impairment is recorded within “Other income, net” on our Consolidated Statement of Operations. In December 2010, as a result of the acquisition of a controlling interest and the remaining shares of Clipper, we recorded a $21 million gain from the re-measurement to fair value of our previously held equity interest. The financial results of Clipper are included within the “Eliminations and other” category in the segment financial data in Note 18 to the Consolidated Financial Statements.

During 2010, we recorded approximately $86 million of asset impairment charges, for assets that have met the “held-for-sale” criteria, related to disposition activity within both Carrier and Hamilton Sundstrand.  These asset impairment charges are recorded within Cost of products sold on our Consolidated Statement of Operations.   The asset impairment charges consist of an approximately $58 million charge associated with Carrier's ongoing portfolio transformation to a higher returns business and an approximately $28 million charge at Hamilton Sundstrand related to the disposition of an aerospace business as part of Hamilton Sundstrand's efforts to implement low cost sourcing initiatives.

In August 2009, we completed the acquisition of the remaining 71% interest in GST Holdings Limited (GST), a fire alarm provider in China, for approximately $250 million bringing our total investment in GST to approximately $360 million. We recorded over $200 million of goodwill and approximately $100 million of identified intangible assets in connection with GST. With the acquisition of the remaining 71% of GST, UTC Fire & Security further strengthened its presence in the Chinese fire safety industry.

In July 2009, Carrier and Watsco, Inc. (Watsco) formed Carrier Enterprise, LLC, a joint venture to distribute Carrier, Bryant, Payne and Totaline residential and light commercial HVAC products in the U.S. sunbelt region and selected territories in the Caribbean and Latin America. As part of the transaction, Carrier contributed its distribution businesses located in these regions into the new venture. In consideration of its contribution, Carrier received approximately 3 million shares of common stock of Watsco and a 40% non-controlling interest in the new venture, which included a business contributed by Watsco. Watsco owns a 60% interest in the venture with options to purchase an additional 20% interest from Carrier in future years. Carrier recognized a gain of approximately $60 million in 2009 as a result of its contribution of the majority of its U.S. residential sales and distribution businesses in this new venture.

The assets and liabilities of acquired businesses are accounted for under the purchase method of accounting and recorded at their fair values at the dates of acquisition. The excess of the purchase price over the estimated fair values of the net assets acquired was recorded as an increase in goodwill of $432 million in 2011, $1.7 billion in 2010, and $630 million in 2009. The results of operations of acquired businesses have been included in the Consolidated Statement of Operations beginning as of the effective date of acquisition.

Goodwill. The changes in the carrying amount of goodwill, by segment, are as follows:

(Dollars in millions)	Balance as of January 1, 2011	Goodwill resulting from business combinations	Foreign currency translation and other	Balance as of December 31, 2011
Otis	$1,470	$62	$(16)	$1,516
Carrier	3,171	52	(121)	3,102
UTC Fire & Security	6,646	58	(48)	6,656
Pratt & Whitney	1,224	-	(1)	1,223
Hamilton Sundstrand	4,491	(8)	(8)	4,475
Sikorsky	330	24	(6)	348

Total Segments	17,332	188	(200)	17,320
Eliminations and other	389	244	(10)	623

Total	$17,721	$432	$(210)	$17,943

       For 2011, we recorded an additional $244 million of goodwill, reflected within “Eliminations and other” in the above table, related to the finalization of purchase accounting associated with the December 2010 acquisition of Clipper.

Intangible Assets. Identifiable intangible assets are comprised of the following:

	2011		2010
(Dollars in millions)	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Amortized:
Service portfolios	$2,036	$(1,060)	$1,950	$(942)
Patents and trademarks	463	(183)	441	(153)
Other, principally customer relationships	3,329	(1,429)	3,229	(1,222)

	5,828	(2,672)	5,620	(2,317)

Unamortized:
Trademarks and other	762	-	757	-

Total	$6,590	$(2,672)	$6,377	$(2,317)

Amortization of intangible assets in 2011 and 2010 was $398 million and $387 million, respectively. Amortization of these intangible assets for 2012 through 2016 is expected to approximate $325 million per year.

Note 3: Earnings Per Share	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 3: Earnings Per Share

Note 3: Earnings Per Share

(Dollars in millions, except per share amounts; shares in millions)	2011	2010	2009
Net income attributable to common shareowners	$4,979	$4,373	$3,829

Basic weighted average shares outstanding	892.3	907.9	917.4
Stock awards	14.5	14.8	11.4
Diluted weighted average shares outstanding	906.8	922.7	928.8

Earnings Per Share of Common Stock:
Basic	$5.58	$4.82	$4.17
Diluted	$5.49	$4.74	$4.12

The computation of diluted earnings per share excludes the effect of the potential exercise of stock awards, including stock appreciation rights and stock options when the average market price of the common stock is lower than the exercise price of the related stock awards during the period. These outstanding stock awards are not included in the computation of diluted earnings per share because the effect would have been anti-dilutive.   For 2011, there were no anti-dilutive stock awards excluded from the computation. For 2010 and 2009, the number of stock awards excluded from the computation was 11.4 million and 20.2 million, respectively.

Note 4: Commercial Aerospace Industry Assets and Commitments	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 4: Commercial Aerospace Industry Assets and Commitments

Note 4: Commercial Aerospace Industry Assets and Commitments

We have receivables and other financing assets with commercial aerospace industry customers totaling $3,736 million and $3,384 million at December 31, 2011 and 2010, respectively. Customer financing assets related to commercial aerospace industry customers consist of products under lease of $665 million and notes and leases receivable of $365 million. The notes and leases receivable are scheduled to mature as follows: $37 million in 2012, $57 million in 2013, $26 million in 2014, $30 million in 2015, $30 million in 2016, and $185 million thereafter.

Financing commitments, in the form of secured debt, guarantees or lease financing, are provided to commercial aerospace customers. The extent to which the financing commitments will be utilized is not currently known, since customers may be able to obtain more favorable terms from other financing sources. We may also arrange for third-party investors to assume a portion of these commitments. If financing commitments are exercised, debt financing is generally secured by assets with fair market values equal to or exceeding the financed amounts with interest rates established at the time of funding. We may also lease aircraft and subsequently sublease the aircraft to customers under long-term non-cancelable operating leases. In some instances, customers may have minimum lease terms that result in sublease periods shorter than our lease obligation. Lastly, we have made residual value and other guarantees related to various commercial aerospace customer financing arrangements. The estimated fair market values of the guaranteed assets equal or exceed the value of the related guarantees, net of existing reserves. We also have other contractual commitments, including commitments to secure certain contractual rights to provide product on new aircraft platforms. Payments made on these contractual commitments are included within other intangible assets and are to be amortized as the related units are delivered.

Our commercial aerospace financing and other contractual commitments as of December 31, 2011 were $2,270 million and are exercisable as follows: $131 million in 2012, $252 million in 2013, $427 million in 2014, $206 million in 2015, $368 million in 2016, and $886 million thereafter. Our financing obligations with customers are contingent upon maintenance of certain levels of financial condition by the customers. In addition, we have residual value and other guarantees of $323 million as of December 31, 2011.

We have long-term aftermarket maintenance contracts with commercial aerospace industry customers for which revenue is recognized in proportion to actual costs incurred relative to total expected costs to be incurred over the respective contract periods. Billings, however, are typically based on factors such as engine flight hours. The timing differences between the billings and the maintenance costs incurred generates both deferred assets and deferred revenues. Deferred assets under these long-term aftermarket contracts totaled $235 million and $290 million at December 31, 2011 and 2010, respectively, and are included in Other assets in the accompanying Consolidated Balance Sheets. Deferred revenues generated totaled $1,708 million and $1,474 million at December 31, 2011 and 2010, respectively, and are included in Accrued liabilities and Other long-term liabilities in the accompanying Consolidated Balance Sheet.

As of December 31, 2011, we held a 33% interest in IAE, an international consortium of four shareholders organized to support the V2500 commercial aircraft engine program. Our interest in IAE is accounted for under the equity method of accounting. IAE may offer customer financing in the form of guarantees, secured debt or lease financing in connection with V2500 engine sales. At December 31, 2011, IAE had financing commitments of $728 million and asset value guarantees of $50 million. Our share of IAE's financing commitments and asset value guarantees was approximately $252 million at December 31, 2011. In addition, IAE had lease obligations under long-term non-cancelable leases of approximately $211 million, on an undiscounted basis, through 2020 related to aircraft, which are subleased to customers under long-term leases. These aircraft have fair market values, which approximate the financed amounts, net of reserves. The shareholders of IAE have guaranteed IAE's financing arrangements to the extent of their respective ownership interests. In the event of default by a shareholder on certain of these financing arrangements, the other shareholders would be proportionately responsible.

Reserves related to aerospace receivables and financing assets were $169 million and $133 million at December 31, 2011 and 2010, respectively. Reserves related to financing commitments and guarantees were $73 million and $38 million at December 31, 2011 and 2010, respectively.

Note 5: Inventories and Contracts in Progress	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 5: Inventories and Contracts in Progress

Note 5: Inventories & Contracts in Progress

(Dollars in millions)	2011	2010
Raw materials	$1,321	$1,221
Work-in-process	3,175	3,259
Finished goods	3,078	3,026
Contracts in progress	6,899	6,340
	14,473	13,846
Less:
Progress payments, secured by lien, on U.S. Government contracts	(422)	(275)
Billings on contracts in progress	(6,254)	(5,805)
	$7,797	$7,766

Raw materials, work-in-process and finished goods are net of valuation reserves of $884 million and $799 million as of December 31, 2011 and 2010, respectively. As of December 31, 2011 and 2010, inventory also includes capitalized contract development costs of $776 million and $804 million, respectively, related to certain aerospace programs. These capitalized costs will be liquidated as production units are delivered to the customer. The capitalized contract development costs within inventory principally relate to capitalized costs on Sikorsky's CH-148 contract with the Canadian government. The CH-148 is a derivative of the H-92, a military variant of the S-92.

Contracts in progress principally relate to elevator and escalator contracts and include costs of manufactured components, accumulated installation costs and estimated earnings on incomplete contracts.

Our sales contracts in many cases are long-term contracts expected to be performed over periods exceeding twelve months. At both December 31, 2011 and 2010, approximately 75% of total inventories and contracts in progress have been acquired or manufactured under such long-term contracts, a portion of which is not scheduled for delivery within the next twelve months.

Note 6: Fixed Assets	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 6: Fixed Assets

Note 6: Fixed Assets

(Dollars in millions)	Estimated Useful Lives	2011	2010
Land		$335	$342
Buildings and improvements	12-40 years	4,885	4,908
Machinery, tools and equipment	3-20 years	9,994	10,010
Other, including under construction		766	654

		15,980	15,914
Accumulated depreciation		(9,779)	(9,634)

		$6,201	$6,280

Depreciation expense was $890 million in 2011, $900 million in 2010 and $852 million in 2009.

Note 7: Accrued Liabilities	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 7: Accrued Liabilities

Note 7: Accrued Liabilities

(Dollars in millions)	2011	2010
Advances on sales contracts and service billings	$5,028	$5,203
Accrued salaries, wages and employee benefits	1,910	1,918
Service and warranty accruals	702	449
Income taxes payable	547	504
Litigation and contract matters	535	577
Interest payable	325	294
Accrued restructuring costs	248	358
Accrued workers compensation	215	210
Accrued property, sales and use taxes	197	209
Other	2,580	2,525

	$12,287	$12,247

Note 8: Borrowings and Lines of Credit	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 8: Borrowings and Lines of Credit

Note 8: Borrowings and Lines of Credit

(Dollars in millions)	2011	2010
Short-term borrowings:
Commercial paper	$455	$-
Other borrowings	175	116
Total short-term borrowings	$630	$116

The weighted-average interest rates applicable to short-term borrowings outstanding at December 31, 2011 and 2010 were 1.5% and 6.3%, respectively. The decline in the weighted-average interest rates for short-term borrowings was due to the commercial paper borrowings outstanding at December 31, 2011, which carry favorable interest rates. At December 31, 2011, approximately $1.3 billion was available under short-term lines of credit with local banks at our various domestic and international subsidiaries. In November 2011, our maximum commercial paper borrowing authority was increased from $3 billion to $4 billion. We generally use our commercial paper borrowings for general corporate purposes, including the funding of potential acquisitions and repurchases of our common stock.

At December 31, 2011, we had revolving credit agreements with various banks permitting aggregate borrowings of up to $4.0 billion pursuant to a $2.0 billion revolving credit agreement and a $2.0 billion multicurrency revolving credit agreement, both of which expire in November 2016. These revolving credit agreements were signed on November 4, 2011 and replaced our previous revolving credit agreements executed in 2010 which had permitted aggregate borrowings of up to $3.0 billion. As of December 31, 2011, there were no borrowings under either of these revolving credit agreements. The undrawn portions of our revolving credit agreements are also available to serve as backup facilities for the issuance of commercial paper.

On November 8, 2011, we entered into a bridge credit agreement with various financial institutions that provides for a $15 billion unsecured bridge loan facility, available to pay a portion of the cash consideration for the Goodrich acquisition, and to finance certain related transactions and pay related fees and expenses. Any funding under the bridge credit agreement would occur substantially concurrently with the consummation of the Goodrich acquisition, subject to customary conditions for acquisition financings of this type. Any loans made pursuant to the bridge credit agreement would mature on the date that is 364 days after the funding date.

Our long-term debt consists of the following:

(Dollars in millions)	2011	2010
6.100% notes due 2012 *	$-	$500
4.875% notes due 2015 *	1,200	1,200
5.375% notes due 2017 *	1,000	1,000
6.125% notes due 2019 *	1,250	1,250
8.875% notes due 2019	272	272
4.500% notes due 2020 *	1,250	1,250
8.750% notes due 2021	250	250
6.700% notes due 2028	400	400
7.500% notes due 2029 *	550	550
5.400% notes due 2035 *	600	600
6.050% notes due 2036 *	600	600
6.125% notes due 2038 *	1,000	1,000
5.700% notes due 2040 *	1,000	1,000
Project financing obligations	127	141
Other (including capitalized leases)	131	160
Total long-term debt	9,630	10,173
Less current portion	(129)	(163)
Long-term portion	$9,501	$10,010

*        We may redeem the above notes, in whole or in part, at our option at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount of the notes to be redeemed or the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed, discounted to the redemption date on a semiannual basis at the adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.

In December 2011, we redeemed the entire $500 million outstanding principal amount of our 6.100% notes that would otherwise have been due May 15, 2012. In February 2010, we issued two series of fixed rate notes that pay interest semiannually, in arrears, on April 15 and October 15 of each year beginning October 15, 2010. The $1.25 billion principal amount of fixed rate notes bears interest at a rate equal to 4.500% per year and matures on April 15, 2020. The $1.0 billion principal amount of fixed rate notes bears interest at a rate equal to 5.700% per year and matures on April 15, 2040. The proceeds from these notes were used primarily to fund a portion of the acquisition of the GE Security business, and to repay commercial paper borrowings.

The project financing obligations noted above are associated with the sale of rights to unbilled revenues related to the ongoing activity of an entity owned by Carrier. The percentage of total short-term borrowings and long-term debt at variable interest rates was 7% and 2% at December 31, 2011 and 2010, respectively. Interest rates on our commercial paper borrowings are considered variable due to their short-term duration and high-frequency of turnover.

The schedule of principal payments required on long-term debt for the next five years and thereafter is:

(Dollars in millions)
2012	$129
2013	20
2014	26
2015	1,221
2016	10
Thereafter	8,224
Total	$9,630

We have an existing universal shelf registration statement filed with the Securities and Exchange Commission (SEC) for an indeterminate amount of securities for future issuance, subject to our internal limitations on the amount of debt to be issued under this shelf registration statement.

Note 9: Equity	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 9: Equity

Note 9: Equity

Changes in non-controlling interests that do not result in a change of control, and where there is a difference between fair value and carrying value, are accounted for as equity transactions. A summary of these changes in ownership interests in subsidiaries and the pro-forma effect on Net income attributable to common shareowners had they been recorded through net income is provided below:

(Dollars in millions)	2011	2010	2009
Net income attributable to common shareowners	$4,979	$4,373	$3,829

Transfers to non-controlling interests:
Increase in common stock for sale of subsidiary shares	3	-	-
Decrease in common stock for purchase of subsidiary shares	(54)	(12)	(67)

Net income attributable to common shareowners after transfers to non-controlling interests	$4,928	$4,361	$3,762

Note 10: Income Taxes	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 10: Income Taxes

Note 10: Income Taxes

The income tax expense (benefit) for the years ended December 31, consisted of the following components:

(Dollars in millions)	2011	2010	2009
Current:
United States:
Federal	$428	$122	$239
State	99	128	54
Foreign	1,373	1,164	837

	1,900	1,414	1,130
Future:
United States:
Federal	528	461	370
State	27	-	41
Foreign	(224)	(48)	40

	331	413	451

Income tax expense	$2,231	$1,827	$1,581

Attributable to items credited (charged) to equity and goodwill	$864	$276	$(782)

Future income taxes represent the tax effects of transactions, which are reported in different periods for tax and financial reporting purposes. These amounts consist of the tax effects of temporary differences between the tax and financial reporting balance sheets and tax carryforwards. Current and non-current future income tax benefits and payables within the same tax jurisdiction are generally offset for presentation in the Consolidated Balance Sheet.

The tax effects of net temporary differences and tax carryforwards which gave rise to future income tax benefits and payables at December 31, 2011 and 2010 are as follows:

(Dollars in millions)	2011	2010
Future income tax benefits:
Insurance and employee benefits	$2,579	$1,986
Other asset basis differences	(569)	(540)
Other liability basis differences	1,046	958
Tax loss carryforwards	723	729
Tax credit carryforwards	1,247	1,371
Valuation allowances	(977)	(911)

	$4,049	$3,593

Future income taxes payable:
Fixed assets	$667	$647
Other items, net	248	190

	$915	$837

Valuation allowances have been established primarily for tax credit carryforwards, tax loss carryforwards, and certain foreign temporary differences to reduce the future income tax benefits to expected realizable amounts.

It is reasonably possible that over the course of 2012, the amount of valuation allowances may decrease within a range of $150 million to $200 million resulting from potential internal reorganizations that may occur in 2012. These internal reorganizations are separate from the creation of the UTC Climate, Controls & Security and the UTC Propulsion & Aerospace Systems organizations as described above and are a component of our ongoing efforts to improve business efficiency.

The sources of income before income taxes are:

(Dollars in millions)	2011	2010	2009
United States	$3,293	$2,655	$2,584
Foreign	4,312	3,883	3,176

	$7,605	$6,538	$5,760

With few exceptions, U.S. income taxes have not been provided on undistributed earnings of international subsidiaries. It is not practicable to estimate the amount of tax that might be payable. Our intention is to reinvest these earnings permanently outside the U.S. or to repatriate the earnings only when it is tax effective to do so. Accordingly, we believe that U.S. tax on any earnings that might be repatriated would be substantially offset by U.S. foreign tax credits.

Differences between effective income tax rates and the statutory U.S. federal income tax rate are as follows:

	2011	2010	2009
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
Tax on international activities	(4.3)%	(7.6)%	(6.9)%
Tax audit settlements	(0.8)%	-	(0.7)%
Other	(0.6)%	0.5%	-

Effective income tax rate	29.3%	27.9%	27.4%

The 2011 effective tax rate increased as compared to 2010 due to the absence of the repatriation of high taxed dividends which had a net favorable impact in 2010. The 2011 effective tax rate reflects approximately $63 million of favorable income tax adjustments related to the settlement of two refund claims for years prior to 2004, as well as a favorable tax impact of $17 million related to a U.K. tax rate reduction enacted in 2011. These favorable tax adjustments are partially offset by non-deductible charges accrued in 2011.

The 2010 effective tax rate reflects a non-recurring tax expense reduction associated with management's decision to repatriate additional high tax dividends from the current year to the U.S. in 2010 as a result of U.S. tax legislation enacted at the time. This is partially offset by the non-deductibility of impairment charges, the adverse impact from the health care legislation related to the Medicare Part D program and other increases to our effective tax rate.

The 2009 effective tax rate reflects approximately $38 million of tax expense reductions relating to re-evaluation of our liabilities and contingencies based on global examination activity, including the IRS's completion of 2004 and 2005 examination fieldwork and our related protest filing. As a result of the global examination activity, we recognized approximately $18 million of associated pre-tax interest income adjustments during 2009.

At December 31, 2011, tax credit carryforwards, principally state and federal, and tax loss carryforwards, principally state and foreign, were as follows:

(Dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2012-2016	$22	$523
2017-2021	164	125
2022-2031	308	397
Indefinite	753	2,157
Total	$1,247	$3,202

At December 31, 2011, we had gross tax-effected unrecognized tax benefits of $946 million, all of which, if recognized, would impact the effective tax rate. A reconciliation of the beginning and ending amounts of unrecognized tax benefits and interest expense related to unrecognized tax benefits for the years ended December 31, 2011, 2010, and 2009 is as follows:

(Dollars in millions)	2011	2010	2009
Balance at January 1	$891	$793	$773
Additions for tax positions related to the current year	71	115	90
Additions for tax positions of prior years	71	80	174
Reductions for tax positions of prior years	(24)	(81)	(20)
Settlements	(63)	(16)	(224)

Balance at December 31	$946	$891	$793

Gross interest expense related to unrecognized tax benefits	$23	$27	$21

Total accrued interest balance at December 31	$165	$144	$142

Included in the balance at December 31, 2009 was $57 million of tax positions whose tax characterization was highly certain but for which there was uncertainty about the timing of tax return inclusion.  During 2010, the uncertainty was removed as a result of an accounting method change approved by the Internal Revenue Service (IRS).

During 2011, we reached final resolution with the IRS on two refund claims that had been pending with respect to pre-2004 tax years and refunds were received in accordance with the resolutions. A reduction in tax expense in the amount of $63 million and pretax interest income in the amount of $89 million was recognized during 2011 associated with the resolution of these claims.

Tax years 2004 – 2005 are currently before the Appeals Division of the IRS for resolution discussions regarding certain proposed tax adjustments with which we do not agree. Tax years 2006 – 2008 are currently under review by the Examination Division of the IRS. It is possible that both the 2004 – 2005 appeals activity as well as 2006 – 2008 examination activity may conclude before the end of the second quarter of 2012. The Company expects the IRS to commence their review of the 2009 and 2010 tax years in the first quarter of 2012.

We expect that certain adjustments proposed by the IRS in the course of its examination of tax years 2006 – 2008 and with which we do not agree will further proceed to the Appeals Division of the IRS for resolution discussions. Any discussions with the IRS Appeals Division related to the 2006 – 2008 tax years is likely to continue beyond 2012.

We conduct business globally and, as a result, UTC or one or more of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Belgium, Canada, China, France, Germany, Hong Kong, Italy, Japan, South Korea, Singapore, Spain, the United Kingdom and the United States. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 1998.

It is reasonably possible that a net reduction within a range of $160 million to $260 million of unrecognized tax benefits may occur over the course of 2012 as a result of additional worldwide uncertain tax positions, the revaluation of current uncertain tax positions arising from developments in examinations, in appeals, or in the courts, or the closure of tax statutes. Not included in the range is €198 million (approximately $258 million) of tax benefits that we have claimed related to a 1998 German reorganization. These tax benefits are currently being reviewed by the German Tax Office in the course of an audit of tax years 1999 to 2000. In 2008 the German Federal Tax Court denied benefits to another taxpayer in a case involving a German tax law relevant to our reorganization. The determination of the German Federal Tax Court on this other matter was appealed to the European Court of Justice (ECJ) to determine if the underlying German tax law is violative of European Union (EU) principles. On September 17, 2009 the ECJ issued an opinion in this case that is generally favorable to the other taxpayer and referred the case back to the German Federal Tax Court for further consideration of certain related issues. In May 2010, the German Federal Tax Court released its decision, in which it resolved certain tax issues that may be relevant to our audit and remanded the case to a lower court for further development. After consideration of the ECJ decision and the latest German Federal Tax Court decision, we continue to believe that it is more likely than not that the relevant German tax law is violative of EU principles and we have not accrued tax expense for this matter. As we continue to monitor developments related to this matter, it may become necessary for us to accrue tax expense and related interest.

As a result of expected tax examination activity and associated re-evaluation of tax related liabilities and contingencies, it is possible that we may recognize non-cash gains, principally tax, in the range of $225 million to $350 million within the first half of 2012.

Note 11: Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 11: Employee Benefit Plans

Note 11: Employee Benefit Plans

We sponsor numerous domestic and foreign employee benefit plans, which are discussed below.

Employee Savings Plans. We sponsor various employee savings plans. Our contributions to employer sponsored defined contribution plans were $218 million, $200 million and $192 million for 2011, 2010 and 2009, respectively. Effective January 1, 2010, newly hired non-union domestic employees receive all of their retirement benefits through the defined contribution savings plan.

Our non-union domestic employee savings plan uses an Employee Stock Ownership Plan (ESOP) for employer contributions. External borrowings were used by the ESOP to fund a portion of its purchase of ESOP stock from us. The external borrowings have been extinguished and only re-amortized loans remain between the company and the ESOP Trust. As ESOP debt service payments are made, common stock is released from an unreleased shares account. ESOP debt may be prepaid or re-amortized to either increase or decrease the number of shares released so that the value of released shares equals the value of plan benefit. We may also, at our option, contribute additional common stock or cash to the ESOP.

Shares of common stock are allocated to employees' ESOP accounts at fair value on the date earned. Cash dividends on common stock held by the ESOP are used for debt service payments. Participants receive additional shares in lieu of cash dividends. Common stock allocated to ESOP participants is included in the average number of common shares outstanding for both basic and diluted earnings per share. At December 31, 2011, 33.6 million common shares had been allocated to employees, leaving 18.8 million unallocated common shares in the ESOP Trust, with an approximate fair value of $1.4 billion.

Pension Plans. We sponsor both funded and unfunded domestic and foreign defined benefit pension plans that cover the majority of our employees. Our plans use a December 31 measurement date consistent with our fiscal year.

(Dollars in millions)	2011	2010
Change in Benefit Obligation:
Beginning balance	$24,445	$22,271
Service cost	444	396
Interest cost	1,298	1,287
Actuarial loss	2,185	1,625
Total benefits paid	(1,233)	(1,216)
Net settlement and curtailment loss (gain)	1	(37)
Plan amendments	21	121
Other	6	(2)
Ending balance	$27,167	$24,445
Change in Plan Assets:
Beginning balance	$22,384	$19,377
Actual return on plan assets	1,320	2,635
Employer contributions	1,060	1,621
Benefits paid from plan assets	(1,233)	(1,216)
Other	11	(33)
Ending balance	$23,542	$22,384
Funded Status:
Fair value of plan assets	$23,542	$22,384
Benefit obligations	(27,167)	(24,445)
Funded status of plan	$(3,625)	$(2,061)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Noncurrent assets	$552	$637
Current liability	(64)	(58)
Noncurrent liability	(4,113)	(2,640)
Net amount recognized	$(3,625)	$(2,061)
Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial loss	$9,436	$7,223
Prior service credit	(152)	(184)
Transition obligation	6	6
Net amount recognized	$9,290	$7,045

The amounts included in “Other” in the preceding table reflect the impact of foreign exchange translation, primarily for plans in the U.K. and Canada.

Qualified domestic pension plan benefits comprise approximately 76% of the projected benefit obligation. Benefits for union employees are generally based on a stated amount for each year of service. For non-union employees, benefits are generally based on an employee's years of service and compensation near retirement. Effective January 1, 2015, this formula will change to the existing cash balance formula that was adopted in 2003 for newly hired non-union employees and for other non-union employees who made a one-time voluntary election to have future benefit accruals determined under this formula. This plan change resulted in a $623 million reduction in the projected benefit obligation as of December 31, 2009. Certain foreign plans, which comprise approximately 23% of the projected benefit obligation, are considered defined benefit plans for accounting purposes. Nonqualified domestic pension plans provide supplementary retirement benefits to certain employees and are not a material component of the projected benefit obligation.

We made $156 million of cash contributions and contributed $450 million in UTC common stock to our domestic defined benefit pension plans and made $395 million of cash contributions to our foreign defined benefit pension plans in 2011. In 2010, we made $1,001 million of cash contributions and contributed $250 million in UTC common stock to our domestic defined benefit pension plans and made $298 million of cash contributions to our foreign defined benefit pension plans.

Information for pension plans with accumulated benefit obligation in excess of plan assets:

(Dollars in millions)	2011	2010
Projected benefit obligation	$24,091	$21,556
Accumulated benefit obligation	23,198	20,562
Fair value of plan assets	19,949	18,885

The accumulated benefit obligation for all defined benefit pension plans was $26.0 billion and $23.2 billion at December 31, 2011 and 2010, respectively.

The components of the net periodic pension cost are as follows:

(Dollars in millions)	2011	2010	2009
Pension Benefits:
Service cost	$444	$396	$429
Interest cost	1,298	1,287	1,285
Expected return on plan assets	(1,834)	(1,735)	(1,634)
Amortization of prior service (credits) costs	(12)	(18)	56
Amortization of unrecognized net transition obligation	1	1	1
Recognized actuarial net loss	462	285	226
Net settlement and curtailment loss	16	2	102
Net periodic pension cost – employer	$375	$218	$465

Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2011 are as follows:

(Dollars in millions)
Current year actuarial loss	$2,700
Amortization of actuarial loss	(462)
Current year prior service cost	21
Amortization of prior service credit	12
Amortization of transition obligation	(1)
Other	(1)
Total recognized in other comprehensive loss	$2,269
Net recognized in net periodic pension cost and other comprehensive loss	$2,644

The estimated amount that will be amortized from accumulated other comprehensive loss into net periodic pension cost in 2012 is as follows:

(Dollars in millions)
Net actuarial loss	$722
Prior service credit	(12)
Transition obligation	1
$711

Major assumptions used in determining the benefit obligation and net cost for pension plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2011	2010	2011	2010	2009
Discount rate	4.7%	5.4%	5.4%	5.9%	6.1%
Salary scale	4.3%	4.4%	4.4%	4.4%	4.4%
Expected return on plan assets	-	-	7.9%	8.0%	8.2%

In determining the expected return on plan assets, we consider the relative weighting of plan assets, the historical performance of total plan assets and individual asset classes, and economic and other indicators of future performance. In addition, we may consult with and consider the opinions of financial and other professionals in developing appropriate capital market assumptions. Return projections are also validated using a simulation model that incorporates yield curves, credit spreads and risk premiums to project long-term prospective returns.

The plan's investment management objectives include maintaining an adequate level of diversification, to reduce interest rate and market risk, and to provide adequate liquidity to meet immediate and future benefit payment requirements. The overall investment strategy targets a mix of 65% growth seeking assets and 35% income generating assets using a wide diversification of asset types, fund strategies and investment managers. The growth seeking allocation consists of global public equities in developed and emerging countries, private equity, real estate and balanced market risk strategies. Within public equities, 9% of the portfolio is an enhanced equity strategy that invests in publicly traded equity and fixed income securities, derivatives and foreign currency. Investments in private equity are primarily via limited partnership interests in buy-out strategies with smaller allocations in distressed debt funds. The real estate strategy is principally concentrated in directly held U.S. core investments with some smaller investments in international, value-added and opportunistic strategies. Within the income generating assets, the fixed income portfolio consists of a broadly diversified portfolio of corporate bonds, global government bonds and U.S. Treasury STRIPS. These investments are designed to hedge 40% of the interest rate sensitivity of the pension plan liabilities.

The fair values of pension plan assets at December 31, 2011 and 2010 by asset category are as follows:

	Quoted Prices in Active Markets For Identical Assets	Significant Observable Inputs	Significant Unobservable Inputs
(Dollars in millions)	(Level 1)	(Level 2)	(Level 3)	Total
Asset Category:
Public Equities
Global Equities	$5,210	$4	$-	$5,214
Global Equity Commingled Funds (a)	-	2,981	-	2,981
Enhanced Global Equities (b)	44	1,590	239	1,873
Private Equities (c)	-	-	1,159	1,159
Fixed Income Securities
Governments	1,564	1,199	-	2,763
Corporate Bonds	-	5,167	110	5,277
Structured Products (d)	-	67	-	67
Real Estate (e)	-	16	1,364	1,380
Other (f)	-	1,869	-	1,869
Cash & Cash Equivalents (g)	-	359	-	359
Subtotal	$6,818	$13,252	$2,872	22,942
Other Assets & Liabilities (h)				600
Total at December 31, 2011				$23,542

Public Equities
Global Equities	$5,332	$7	$1	$5,340
Global Equity Commingled Funds (a)	-	3,200	-	3,200
Enhanced Global Equities (b)	57	1,662	245	1,964
Private Equities (c)	-	-	1,134	1,134
Fixed Income Securities
Governments	691	1,149	-	1,840
Corporate Bonds	21	5,424	-	5,445
Structured Products (d)	-	76	-	76
Real Estate (e)	-	26	944	970
Other (f)	-	1,517	-	1,517
Cash & Cash Equivalents (g)	-	293	-	293
Subtotal	$6,101	$13,354	$2,324	21,779
Other Assets & Liabilities (h)				605
Total at December 31, 2010				$22,384

(a)	Represents commingled funds that invest primarily in common stocks.
(b)	Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-short market neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equity and fixed income securities and foreign currency.
(c)	Represents limited partner investments with general partners that primarily invest in debt and equity.
(d)	Represents mortgage and asset-backed securities.
(e)	Represents investments in real estate including commingled funds and directly held properties.
(f)	Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.
(g)	Represents short-term commercial paper, bonds and other cash or cash-like instruments.
(h)	Represents trust receivables and payables that are not leveled.

Derivatives in the plan are primarily used to manage risk and gain asset class exposure while still maintaining liquidity. Derivative instruments mainly consist of equity futures, interest rate futures, interest rate swaps and currency forward contracts.

Our common stock represents approximately 4% and 3% of total plan assets at December 31, 2011 and 2010, respectively. We review our assets at least quarterly to ensure we are within the targeted asset allocation ranges and, if necessary, asset balances are adjusted back within target allocations. We employ a broadly diversified investment manager structure that includes diversification by active and passive management, style, capitalization, country, sector, industry and number of investment managers.

The fair value measurement of plan assets using significant unobservable inputs (Level 3) changed due to the following:

(Dollars in millions)	Global Equities	Enhanced Global Equities	Private Equities	Corporate Bonds	Real Estate	Total
Balance, December 31, 2009	$-	$11	$1,045	$-	$715	$1,771
Realized gains (losses)	-	-	157	-	(6)	151
Unrealized gains relating to
instruments still held in the reporting period	-	9	51	-	63	123
Purchases, sales, and settlements, net	1	225	(119)	-	150	257
Transfers in, net	-	-	-	-	22	22
Balance, December 31, 2010	1	245	1,134	-	944	2,324
Realized (losses) gains	-	(1)	108	-	(6)	101
Unrealized (losses) gains relating to
instruments still held in the reporting period	-	(1)	17	6	137	159
Purchases, sales, and settlements, net	(1)	(4)	(100)	104	289	288
Balance, December 31, 2011	$-	$239	$1,159	$110	$1,364	$2,872

Quoted market prices are used to value investments when available. Investments in securities traded on exchanges, including listed futures and options, are valued at the last reported sale prices on the last business day of the year or, if not available, the last reported bid prices. Fixed income securities are primarily measured using a market approach pricing methodology, where observable prices are obtained by market transactions involving identical or comparable securities of issuers with similar credit ratings. Mortgages have been valued on the basis of their future principal and interest payments discounted at prevailing interest rates for similar investments.  Investment contracts are valued at fair value by discounting the related cash flows based on current yields of similar instruments with comparable durations. Real estate investments are valued on a quarterly basis using discounted cash flow models which consider long-term lease estimates, future rental receipts and estimated residual values. Valuation estimates are supplemented by third-party appraisals on an annual basis.

Private equity limited partnerships are valued quarterly using discounted cash flows, earnings multiples and market multiples.  Valuation adjustments reflect changes in operating results, financial condition, or prospects of the applicable portfolio company. Over-the-counter securities and government obligations are valued at the bid prices or the average of the bid and ask prices on the last business day of the year from published sources or, if not available, from other sources considered reliable, generally broker quotes. Temporary cash investments are stated at cost, which approximates fair value.

Estimated Future Contributions and Benefit Payments

We expect to make contributions of approximately $100 million to our foreign defined benefit pension plans in 2012. Although we are not required to make contributions to our domestic defined benefit pension plans through the end of 2012, we may elect to make discretionary contributions in 2012. Contributions do not reflect benefits to be paid directly from corporate assets.

Benefit payments, including amounts to be paid from corporate assets, and reflecting expected future service, as appropriate, are expected to be paid as follows: $1,356 million in 2012, $1,378 million in 2013, $1,433 million in 2014, $1,493 million in 2015, $1,556 million in 2016, and $8,788 million from 2017 through 2021.

Postretirement Benefit Plans. We sponsor a number of postretirement benefit plans that provide health and life benefits to eligible retirees. Such benefits are provided primarily from domestic plans, which comprise approximately 84% of the benefit obligation. The postretirement plans are primarily unfunded. Assets in funded plans are primarily invested in cash and cash equivalents.

(Dollars in millions)	2011	2010
Change in Benefit Obligation:
Beginning balance	$832	$876
Service cost	3	2
Interest cost	39	46
Actuarial gain	(7)	(29)
Total benefits paid	(104)	(105)
Other	21	42
Ending balance	$784	$832
Change in Plan Assets:
Beginning balance	$10	$11
Actual return on plan assets	2	(1)
Employer contributions	76	76
Benefits paid from plan assets	(104)	(105)
Other	16	29
Ending balance	$-	$10
Funded Status:
Fair value of plan assets	$-	$10
Benefit obligations	(784)	(832)
Funded status of plan	$(784)	$(822)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Current liability	$(74)	$(66)
Noncurrent liability	(710)	(756)
Net amount recognized	$(784)	$(822)
Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial gain	$(120)	$(130)
Prior service cost	2	1
Net amount recognized	$(118)	$(129)

The components of net periodic benefit cost are as follows:

(Dollars in millions)	2011	2010	2009
Other Postretirement Benefits:
Service cost	$3	$2	$2
Interest cost	39	46	50
Expected return on plan assets	(1)	(1)	(1)
Amortization of prior service credit	(2)	(2)	(2)
Recognized actuarial net gain	(8)	(1)	(3)
Net settlement and curtailment gain	(8)	-	-

Net periodic other postretirement benefit cost	$23	$44	$46

Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2011 are as follows:

(Dollars in millions)
Current year actuarial gain	$(8)
Amortization of prior service credit	2
Amortization of actuarial net gain	8
Net settlements and curtailments	10
Total recognized in other comprehensive loss	$12
Net recognized in net periodic other postretirement benefit cost and other comprehensive loss	$35

The estimated amounts that will be amortized from accumulated other comprehensive loss into net periodic benefit cost in 2012 include actuarial net gains of $6 million.

Major assumptions used in determining the benefit obligation and net cost for postretirement plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2011	2010	2011	2010	2009
Discount rate	4.3%	4.9%	4.9%	5.5%	6.0%
Expected return on plan assets	-	-	5.0%	5.0%	5.8%

Assumed health care cost trend rates are as follows:

	2011	2010
Health care cost trend rate assumed for next year	8.5%	9.0%
Rate that the cost trend rate gradually declines to	5.0%	5.0%
Year that the rate reaches the rate it is assumed to remain at	2019	2019

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	2011 One-Percentage-Point
(Dollars in millions)	Increase	Decrease
Effect on total service and interest cost	$2	$(2)
Effect on postretirement benefit obligation	47	(40)

Estimated Future Benefit Payments

Benefit payments, including net amounts to be paid from corporate assets and reflecting expected future service, as appropriate, are expected to be paid as follows: $79 million in 2012, $74 million in 2013, $72 million in 2014, $69 million in 2015, $63 million in 2016, and $265 million from 2017 through 2021.

Multiemployer Benefit Plans. We contribute to various domestic and foreign multiemployer defined benefit pension plans. The risks of participating in these multiemployer plans are different from single-employer plans in that assets contributed are pooled and may be used to provide benefits to employees of other participating employers. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers. Lastly, if we choose to stop participating in some of our multiemployer plans, we may be required to pay those plans a withdrawal liability based on the underfunded status of the plan.

Our participation in these plans for the annual periods ended December 31 is outlined in the table below. Unless otherwise noted, the most recent Pension Protection Act (PPA) zone status available in 2011 and 2010 is for the plan's year-end at June 30, 2010, and June 30, 2009, respectively. The zone status is based on information that we received from the plan and is certified by the plan's actuary. Our significant plan is in the green zone which represents at least 80 percent funded and does not require a financial improvement plan (FIP) or a rehabilitation plan (RP).

(Dollars in millions)		Pension Protection Act Zone Status		FIP/RP Status	Contributions				Expiration Date of Collective-Bargaining Agreement
Pension Fund	EIN/Pension Plan Number	2011	2010	Pending/ Implemented	2011	2010	2009	Surcharge Imposed
National Elevator Industry Plan	23-2694291	Green	Green	No	$56	$55	$60	No	July 8, 2012
Other funds					38	35	37

					$94	$90	$97

For the plan years ended June 30, 2010 and 2009, respectively, we were listed in the National Elevator Industry Plan's Forms 5500 as providing more than 5% of the total contributions for the plan. At the date these financial statements were issued, Forms 5500 were not available for the plan year ending June 30, 2011.

In addition, we participate in several multiemployer arrangements that provide postretirement benefits other than pensions, with the National Elevator Industry Plan being the most significant. These arrangements generally provide medical and life benefits for eligible active employees and retirees and their dependents. Contributions to multiemployer plans that provide postretirement benefits other than pensions were $10 million, $10 million and $11 million for 2011, 2010 and 2009, respectively.

Stock-based Compensation. We have long-term incentive plans authorizing various types of market and performance based incentive awards that may be granted to officers and employees. Our Long Term Incentive Plan (LTIP) was initially approved on April 13, 2005 and amended in 2011 to increase the maximum number of shares available for award under the LTIP to 119 million shares. Following initial approval of the LTIP, we may not grant any new awards under previously existing equity compensation plans. As of December 31, 2011, approximately 56 million shares remain available for awards under the LTIP. The LTIP does not contain an annual award limit. We expect that the shares awarded on an annual basis will range from 1% to 1.5% of shares outstanding. The LTIP will expire after all shares have been awarded or April 30, 2017, whichever is sooner.

Under all long-term incentive plans, the exercise price of awards is set on the grant date and may not be less than the fair market value per share on that date. Generally, stock appreciation rights and stock options have a term of ten years and a minimum three-year vesting period. In the event of retirement, awards held for more than one year shall immediately become vested and exercisable. In addition, under the LTIP, awards with performance-based vesting generally have a minimum three-year vesting period and vest based on performance against pre-established metrics. In the event of retirement, awards held more than one year remain eligible to vest. We have historically repurchased shares of our common stock in an amount at least equal to the number of shares issued under our equity compensation arrangements and will continue to evaluate this policy in conjunction with our overall share repurchase program.

We measure the cost of all share-based payments, including stock options, at fair value on the grant date and recognize this cost in the statement of operations. For the years ended December 31, 2011, 2010 and 2009, $229 million, $154 million and $153 million, respectively, of compensation cost was recognized in operating results. The associated future income tax benefit recognized was $75 million, $47 million and $49 million for the years ended December 31, 2011, 2010 and 2009, respectively.

For the years ended December 31, 2011, 2010 and 2009, the amount of cash received from the exercise of stock options was $226 million, $386 million and $342 million, respectively, with an associated tax benefit realized of $101 million, $139 million and $95 million, respectively. In addition, for the years ended December 31, 2011, 2010 and 2009, the associated tax benefit realized from the vesting of performance share units was $19 million, $20 million and $33 million, respectively. Also, in accordance with the Compensation – Stock Compensation Topic of the FASB ASC, for the years ended December 31, 2011, 2010 and 2009, $81 million, $94 million and $50 million, respectively, of certain tax benefits have been reported as operating cash outflows with corresponding cash inflows from financing activities.

At December 31, 2011, there was $152 million of total unrecognized compensation cost related to non-vested equity awards granted under long-term incentive plans. This cost is expected to be recognized ratably over a weighted-average period of 1.9 years.

A summary of the transactions under all long-term incentive plans for the year ended December 31, 2011 follows:

	Stock Options		Stock Appreciation Rights		Performance Share Units
(shares and units in thousands)	Shares	Average Price*	Shares	Average Price*	Units	Average Price**	Other Incentive Shares / Units
Outstanding at:
December 31, 2010	27,337	$44.82	31,220	$64.72	3,024	$65.96	807
Granted	320	78.99	4,916	79.09	946	78.99	455
Exercised/earned	(6,551)	37.36	(1,249)	64.96	(746)	75.21	(116)
Cancelled	(77)	53.78	(849)	68.30	(262)	71.40	(37)
December 31, 2011	21,029	$47.63	34,038	$66.70	2,962	$67.31	1,109

*       weighted-average exercise price

**       weighted-average grant stock price

The weighted-average grant date fair value of stock options and stock appreciation rights granted during 2011, 2010 and 2009 was $20.26, $17.86 and $16.01, respectively. The weighted-average grant date fair value of performance share units, which vest upon achieving certain performance metrics, granted during 2011, 2010, and 2009 was $87.65, $78.73 and $61.56, respectively. The total fair value of awards vested during the years ended December 31, 2011, 2010 and 2009 was $170 million, $172 million and $235 million, respectively. The total intrinsic value (which is the amount by which the stock price exceeded the exercise price on the date of exercise) of stock options and stock appreciation rights exercised during the years ended December 31, 2011, 2010 and 2009 was $336 million, $446 million and $296 million, respectively. The total intrinsic value (which is the stock price at vesting) of performance share units vested was $59 million, $62 million and $100 million during the years ended December 31, 2011, 2010 and 2009, respectively.

The following table summarizes information about equity awards outstanding that are vested and expected to vest and equity awards outstanding that are exercisable at December 31, 2011:

	Equity Awards Vested and Expected to Vest				Equity Awards That Are Exercisable
(shares in thousands, aggregate intrinsic value in millions)	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**
Stock Options/Stock Appreciation Rights	54,779	$59.01	$771	5.0	37,362	$55.03	$675	3.6
Performance Share Units/Restricted Stock	3,065	-	224	1.3

*       weighted-average exercise price per share

**       weighted-average contractual remaining term in years

The fair value of each option award is estimated on the date of grant using a binomial lattice model. The following table indicates the assumptions used in estimating fair value for the years ended December 31, 2011, 2010 and 2009. Because lattice-based option models incorporate ranges of assumptions for inputs, those ranges are as follows:

	2011	2010	2009
Expected volatility	26% - 32%	24% - 28%	30% - 42%
Weighted-average volatility	26%	25%	30%
Expected term (in years)	7.5 - 8.0	7.4 - 7.9	7.4 - 7.9
Expected dividends	2.4%	2.7%	2.1%
Risk-free rate	0.1% - 3.5%	0.1% - 4.0%	0% - 2.5%

Expected volatilities are based on the returns of our stock, including implied volatilities from traded options on our stock for the binomial lattice model. We use historical data to estimate equity award exercise and employee termination behavior within the valuation model. Separate employee groups and equity award characteristics are considered separately for valuation purposes. The expected term represents an estimate of the period of time equity awards are expected to remain outstanding. The risk-free rate is based on the term structure of interest rates at the time of equity award grant.

Note 12: Restructuring and Other Costs	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 12: Restructuring and Other Costs

Note 12: Restructuring Costs

During 2011, we recorded net pre-tax restructuring costs totaling $336 million for new and ongoing restructuring actions. We recorded charges in the segments as follows:

(Dollars in millions)
Otis	$73
Carrier	46
UTC Fire & Security	80
Pratt & Whitney	67
Hamilton Sundstrand	16
Sikorsky	53
Eliminations and other	1
Total	$336

The net costs consist of $180 million recorded in cost of sales, $154 million in selling, general and administrative expenses and $2 million in other income, net. As described below, these charges primarily relate to actions initiated during 2011 and 2010.

2011 Actions. During 2011, we initiated restructuring actions relating to ongoing cost reduction efforts, including workforce reductions and consolidation of field operations. We recorded net pre-tax restructuring costs totaling $286 million for restructuring actions initiated in 2011, consisting of $136 million in cost of sales, $147 million in selling, general and administrative expenses and $3 million in other income, net.

We expect the actions that were initiated in 2011 to result in net workforce reductions of approximately 5,000 hourly and salaried employees, the exiting of approximately 2 million net square feet of facilities and the disposal of assets associated with exited facilities. As of December 31, 2011, we have completed, with respect to the actions initiated in 2011, net workforce reductions of approximately 2,200 employees and 50,000 net square feet of facilities have been exited. We are targeting to complete in 2012 the majority of the remaining workforce and all facility related cost reduction actions initiated in 2011. No specific plans for significant other actions have been finalized at this time.

The following table summarizes the accrual balances and utilization by cost type for the 2011 restructuring actions:

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Net pre-tax restructuring charges	$259	$4	$23	$286
Utilization and foreign exchange	(115)	(4)	(13)	(132)

Balance at December 31, 2011	$144	$-	$10	$154

The following table summarizes expected, incurred and remaining costs for the 2011 restructuring actions by type:

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Expected costs	$290	$4	$74	$368
Costs incurred during 2011	(259)	(4)	(23)	(286)

Remaining costs at December 31, 2011	$31	$-	$51	$82

The following table summarizes expected, incurred and remaining costs for the 2011 restructuring actions by segment:

(Dollars in millions)	Expected Costs	Costs Incurred During 2011	Remaining Costs at December 31, 2011
Otis	$100	$(76)	$24
Carrier	47	(31)	16
UTC Fire & Security	68	(62)	6
Pratt & Whitney	65	(52)	13
Hamilton Sundstrand	14	(13)	1
Sikorsky	73	(51)	22
Eliminations and other	1	(1)	-

Total	$368	$(286)	$82

2010 Actions. During 2011, we recorded net pre-tax restructuring costs totaling $55 million for restructuring actions initiated in 2010, consisting of $36 million in cost of sales and $19 million in selling, general and administrative expenses. The 2010 actions relate to ongoing cost reduction efforts, including workforce reductions and the consolidation of field operations.

As of December 31, 2011, we have completed net workforce reductions of approximately 4,000 employees of an expected 5,000, and have exited 2.5 million net square feet of facilities of an expected 3.9 million net square feet. The remaining workforce and facility reduction actions are targeted for completion during 2012.

The following table summarizes the restructuring accrual balances and utilization by cost type for the 2010 programs:

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Restructuring accruals at January 1, 2011	$203	$-	$24	$227
Net pre-tax restructuring charges	9	11	35	55
Utilization and foreign exchange	(156)	(11)	(44)	(211)

Balance at December 31, 2011	$56	$-	$15	$71

The following table summarizes expected, incurred and remaining costs for the 2010 programs by type:

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Expected costs	$319	$30	$98	$447
Costs incurred during 2010	(301)	(19)	(51)	(371)
Costs incurred during 2011	(9)	(11)	(35)	(55)

Remaining costs at December 31, 2011	$9	$-	$12	$21

The following table summarizes expected, incurred and remaining costs for the 2010 programs by segment:

(Dollars in millions)	Expected Costs	Costs Incurred During 2010	Costs Incurred During 2011	Remaining Costs at December 31, 2011
Otis	$87	$(87)	$-	$-
Carrier	98	(74)	(19)	5
UTC Fire & Security	94	(64)	(23)	7
Pratt & Whitney	93	(84)	(8)	1
Hamilton Sundstrand	40	(29)	(3)	8
Sikorsky	17	(15)	(2)	-
Eliminations and other	18	(18)	-	-
Total	$447	$(371)	$(55)	$21

Note 13: Financial Instruments	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 13: Financial Instruments

Note 13: Financial Instruments

We enter into derivative instruments for risk management purposes only, including derivatives designated as hedging instruments under the Derivatives and Hedging Topic of the FASB ASC and those utilized as economic hedges. We operate internationally and, in the normal course of business, are exposed to fluctuations in interest rates, foreign exchange rates and commodity prices. These fluctuations can increase the costs of financing, investing and operating the business. We have used derivative instruments, including swaps, forward contracts and options to manage certain foreign currency, interest rate and commodity price exposures.

By their nature, all financial instruments involve market and credit risks. We enter into derivative and other financial instruments with major investment grade financial institutions and have policies to monitor the credit risk of those counterparties. We limit counterparty exposure and concentration of risk by diversifying counterparties. While there can be no assurance, we do not anticipate any material non-performance by any of these counterparties.

Foreign Currency Forward Contracts. We manage our foreign currency transaction risks to acceptable limits through the use of derivatives that hedge forecasted cash flows associated with foreign currency transaction exposures which are accounted for as cash flow hedges, as deemed appropriate. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, and otherwise meet the hedge accounting criteria of the Derivatives and Hedging Topic of the FASB ASC, changes in the derivatives' fair values are not included in current earnings but are included in Accumulated other comprehensive loss. These changes in fair value will subsequently be reclassified into earnings as a component of product sales or expenses, as applicable, when the forecasted transaction occurs. To the extent that a previously designated hedging transaction is no longer an effective hedge, any ineffectiveness measured in the hedging relationship is recorded currently in earnings in the period it occurs.

To the extent the hedge accounting criteria are not met, the foreign currency forward contracts are utilized as economic hedges and changes in the fair value of these contracts are recorded currently in earnings in the period in which they occur. These include hedges that are used to reduce exchange rate risks arising from the change in fair value of certain foreign currency denominated assets and liabilities (e.g. payables, receivables) and other economic hedges where the hedge accounting criteria were not met.

The four quarter rolling average of the notional amount of foreign exchange contracts hedging foreign currency transactions was $10.4 billion and $8.5 billion at December 31, 2011 and 2010, respectively.

Additional information pertaining to foreign exchange and hedging activities is included in Note 1 to the Consolidated Financial Statements.

Commodity Forward Contracts. We enter into commodity forward contracts to reduce the risk of fluctuations in the price we pay for certain commodities (for example, nickel) which are used directly in the production of our products, or are components of the products we procure to use in the production of our products. These hedges are economic hedges and the changes in fair value of these contracts are recorded currently in earnings in the period in which they occur. The fair value and outstanding notional amount of contracts hedging commodity exposures were insignificant at December 31, 2011 and 2010, respectively.

The following table summarizes the fair value of derivative instruments as of December 31:

(Dollars in millions)	Balance Sheet Asset Location	2011	2010

Derivatives designated as hedging instruments:
Foreign Exchange Contracts	Other assets, current	$69	$73
Foreign Exchange Contracts	Other assets	3	24
		72	97

Derivatives not designated as hedging instruments:
Foreign Exchange Contracts	Other assets, current	40	31
Foreign Exchange Contracts	Other assets	2	5
		42	36

Total Asset Derivative Contracts		$114	$133

	Balance Sheet Liability Location
Derivatives designated as hedging instruments:
Foreign Exchange Contracts	Accrued liabilities	$81	$16
Foreign Exchange Contracts	Other long-term liabilities	43	1
		124	17

Derivatives not designated as hedging instruments:
Foreign Exchange Contracts	Accrued liabilities	40	33
Foreign Exchange Contracts	Other long-term liabilities	1	3
		41	36

Total Liability Derivative Contracts		$165	$53

The impact from foreign exchange derivative instruments that qualified as cash flow hedges for the period was as follows:

	December 31,
(Dollars in millions)	2011	2010
(Loss) gain recorded in Accumulated other comprehensive loss	$(46)	$72
Gain reclassified from Accumulated other comprehensive loss into Product sales (effective portion)	96	119

Assuming current market conditions continue, a $31 million pre-tax loss is expected to be reclassified from Accumulated other comprehensive loss into Product sales to reflect the fixed prices obtained from foreign exchange hedging within the next 12 months. At December 31, 2011, all derivative contracts accounted for as cash flow hedges mature by February 2014.

The effect on the Consolidated Statement of Operations from foreign exchange contracts not designated as hedging instruments was as follows:

	December 31,
(Dollars in millions)	2011	2010
(Loss) gain recognized in Other income, net	$(39)	$153

Fair Value Disclosure. The Fair Value Measurements and Disclosure Topic of the FASB ASC defines fair value, establishes a framework for measuring fair value and expands the related disclosure requirements. The Topic indicates, among other things, that a fair value measurement assumes that the transaction to sell an asset or transfer a liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability, and also defines fair value based upon an exit price model.

During 2011, we recorded other-than-temporary impairment charges of $66 million on an equity investment. The impairment charge recorded on our investment was determined by comparing the carrying value of our investment to the closing market value of the shares on the dates the investment was deemed to be impaired.

During 2010, we had certain non-recurring measurements resulting in impairment charges as well as a gain on the re-measurement to fair value of a previously held equity interest. As previously disclosed, during 2010, we recorded approximately $86 million of asset impairment charges associated with disposition activity within both Carrier and Hamilton Sundstrand and also recorded an other-than-temporary impairment charge of $159 million on our equity investment in Clipper, which had a previous carrying value of approximately $248 million. The impairment charge recorded on our investment in Clipper was determined by comparing the carrying value of our investment to the closing market value of the shares on September 30, 2010. In December 2010, as a result of the acquisition of a controlling interest and all of the remaining shares of Clipper, we recorded a $21 million gain from the re-measurement to fair value of our previously held equity interest. Refer to Note 2 to the Consolidated Financial Statements for further discussion.

Valuation Hierarchy. The Fair Value Measurements and Disclosure Topic of the FASB ASC establishes a valuation hierarchy for disclosure of the inputs to the valuations used to measure fair value. This hierarchy prioritizes the inputs into three broad levels as follows: Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, including interest rates, yield curves and credit risks, or inputs that are derived principally from or corroborated by observable market data through correlation. Level 3 inputs are unobservable inputs based on our own assumptions used to measure assets and liabilities at fair value. A financial asset or liability's classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

The following table provides the assets and liabilities carried at fair value measured on a recurring basis as of December 31, 2011 and 2010:

(Dollars in millions)	Total Carrying Value at December 31, 2011	Quoted price in active markets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Available-for-sale securities	$926	$926	$-	$-
Derivative assets	114	-	114	-
Derivative liabilities	(165)	-	(165)	-

(Dollars in millions)	Total Carrying Value at December 31, 2010	Quoted price in active markets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Available-for-sale securities	$829	$829	$-	$-
Derivative assets	133	-	133	-
Derivative liabilities	(53)	-	(53)	-

Valuation Techniques. Our available-for-sale securities include equity investments that are traded in active markets, either domestically or internationally. They are measured at fair value using closing stock prices from active markets and are classified within Level 1 of the valuation hierarchy. Our derivative assets and liabilities include foreign exchange contracts and commodity derivatives that are measured at fair value using internal models based on observable market inputs such as forward rates, interest rates, our own credit risk and our counterparties' credit risks. Based on these inputs, the derivative assets and liabilities are classified within Level 2 of the valuation hierarchy. Based on our continued ability to trade securities and enter into forward contracts, we consider the markets for our fair value instruments to be active. As of December 31, 2011, there were no significant transfers in and out of Level 1 and Level 2.

As of December 31, 2011, there has not been any significant impact to the fair value of our derivative liabilities due to our own credit risk. Similarly, there has not been any significant adverse impact to our derivative assets based on our evaluation of our counterparties' credit risks.

The following table provides carrying amounts and fair values of financial instruments that are not carried at fair value at December 31, 2011 and 2010:

	2011		2010
(Dollars in millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Long-term receivables	$283	$276	$300	$276
Customer financing notes receivable	309	297	376	346
Long-term debt (excluding capitalized leases)	(9,575)	(11,639)	(10,117)	(11,500)

The above fair values were computed based on comparable transactions, quoted market prices, discounted future cash flows or an estimate of the amount to be received or paid to terminate or settle the agreement, as applicable. Differences from carrying amounts are attributable to interest and or credit rate changes subsequent to when the transaction occurred. The fair values of Cash and cash equivalents, Accounts receivable, net, Short-term borrowings, and Accounts payable approximate the carrying amounts due to the short-term maturities of these instruments.

We had outstanding commercial aerospace financing and other contractual commitments totaling approximately $2,270 million and $2,032 million at December 31, 2011 and 2010, respectively. Risks associated with changes in interest rates on these commitments are mitigated by the fact that interest rates are variable during the commitment term, and are set at the date of funding based on current market conditions, the fair value of the underlying collateral and the credit worthiness of the customers. As a result, the fair value of these financings is expected to equal the amounts funded. The fair value of the commitment itself is not readily determinable and is not considered significant. Additional information pertaining to these commitments is included in Note 4 to the Consolidated Financial Statements.

Note 14: Credit Quality of Long-Term Receivables	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 14: Credit Quality of Long-Term Receivables

Note 14: Credit Quality of Long-Term Receivables

In July 2010, the FASB issued ASU No. 2010-20, “Disclosure about the Credit Quality of Financing Receivables and the Allowance for Credit Losses.” This ASU is intended to enhance a financial statement user's ability to evaluate the entity's credit risk exposures and adequacy of its allowance for credit losses by requiring additional disclosure about the nature of credit risk inherent in the portfolio of receivables, factors and methodologies used in estimating the allowance for credit losses and activity that occurs during a period for both financing receivables and allowance for credit losses. The scope of this ASU is limited to financing receivables, as defined by the ASU, and excludes short-term trade accounts receivable and receivables measured at fair value or lower of cost or fair value. We adopted the disclosures under this ASU for the reporting period ended December 31, 2010, with the exception of disclosures about activity that occurs during a reporting period, which became effective for interim and annual periods beginning on or after December 15, 2010. We adopted the interim disclosures required under this ASU during the quarter ended March 31, 2011.

A long-term or financing receivable represents a contractual right to receive money on demand or on fixed and determinable dates, including trade receivable balances with maturity dates greater than one year. Our long-term and financing receivables primarily represent balances related to the aerospace businesses such as long-term trade accounts receivable, leases, and notes receivable. We also have other long-term receivables in our commercial businesses; however, both the individual and aggregate amounts are not significant.

Our classes within aerospace long-term receivables are comprised of long-term trade accounts receivable and notes and leases receivable. Long-term trade accounts receivable represent amounts arising from the sale of goods and services with a contractual maturity date of greater than one year and are recognized as “Other assets” in our Consolidated Balance Sheet. Notes and leases receivable represent notes and lease receivables other than receivables related to operating leases, and are recognized as “Customer financing assets” in our Consolidated Balance Sheet. The following table summarizes the balance by class of aerospace long-term receivables as of December 31, 2011 and 2010:

(Dollars in millions)	December 31, 2011	December 31, 2010
Long-term trade accounts receivable	$204	$198
Notes and leases receivable	365	416
Total long-term receivables	$569	$614

Economic conditions and air travel influence the operating environment for most airlines, and the financial performance of our aerospace businesses is directly tied to the economic conditions of the commercial aerospace and defense industries. Additionally, the value of the collateral is also closely tied to commercial airline performance and may be subject to exposure of reduced valuation as a result of market declines. We determine a receivable is impaired when, based on current information and events, it is probable that we will be unable to collect amounts due according to the contractual terms of the receivable agreement. Factors considered in assessing collectability and risk include, but are not limited to, examination of credit quality indicators and other evaluation measures, underlying value of any collateral or security interests, significant past due balances, historical losses, and existing economic conditions.

Long-term receivables can be considered delinquent if payment has not been received in accordance with the underlying agreement. If determined delinquent, long-term trade accounts receivable and notes and leases receivable balances accruing interest may be placed on nonaccrual status. We record potential losses related to long-term receivables when identified. The reserve for credit losses on these receivables relates to specifically identified receivables that are evaluated individually for impairment. For notes and leases receivable we determine a specific reserve for exposure based on the difference between the carrying value of the receivable and the estimated fair value of the related collateral in connection with the evaluation of credit risk and collectability. For long-term trade accounts receivable we evaluate credit risk and collectability individually to determine if an allowance is necessary. Uncollectible long-term receivables are written-off when collection of the indebtedness has been pursued for a reasonable period of time without collection; the customer is no longer in operation; or judgment has been levied, but the underlying assets are not adequate to satisfy the indebtedness. At both December 31, 2011 and 2010, we do not have any significant balances that are considered to be delinquent, on non-accrual status, past due 90 days or more, or considered to be impaired.

The following table provides the balance of aerospace long-term receivables at December 31, 2011 and 2010 and summarizes the associated reserve for estimated credit losses and exposures at December 31, 2011 and 2010, and the changes in the reserve for the year ended December 31, 2011:

(Dollars in millions)
Beginning balance of the reserve for credit losses and exposure as of January 1, 2011	$42
Provision	25
Charge-offs	-
Recoveries	(9)
Other	12
Ending balance of the reserve for credit losses and exposure: individually evaluated for impairment as of December 31, 2011	$70
Ending balance of long-term receivables: individually evaluated for impairment as of December 31, 2011	$569

Ending balance of the reserve for credit losses and exposure: individually evaluated for impairment as of December 31, 2010	$42
Ending balance of long-term receivables: individually evaluated for impairment as of December 31, 2010	$614

We determine credit ratings for each customer in the portfolio based upon public information and information obtained directly from our customers. We conduct a review of customer credit ratings, published historical credit default rates for different rating categories, and multiple third party aircraft value publications as a basis to validate the reasonableness of the allowance for losses on these balances quarterly or when events and circumstances warrant. The credit ratings listed below range from “A” which indicates an extremely strong capacity to meet financial obligations and the receivable is either collateralized or uncollateralized, to “D” which indicates that payment is in default and the receivable is uncollateralized. There can be no assurance that actual results will not differ from estimates or that consideration of these factors in the future will not result in an increase or decrease to the allowance for credit losses on long-term receivables.

The following table summarizes the credit risk profile by creditworthiness category for aerospace long-term receivable balances at December 31, 2011 and 2010:

	December 31, 2011		December 31, 2010
(Dollars in millions)	Long-term trade accounts receivable	Notes and leases receivable	Long-term trade accounts receivable	Notes and leases receivable
A - (low risk, collateralized/uncollateralized)	$201	$-	$193	$-
B - (moderate risk, collateralized/uncollateralized)	3	295	5	336
C - (high risk, collateralized/uncollateralized)	-	70	-	80
D - (in default, uncollateralized)	-	-	-	-
Total	$204	$365	$198	$416

Note 15: Guarantees	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 15: Guarantees

Note 15: Guarantees

We extend a variety of financial guarantees to third parties. As of December 31, 2011 and 2010 the following financial guarantees were outstanding:

	2011		2010
(Dollars in millions)	Maximum Potential Payment	Carrying Amount of Liability	Maximum Potential Payment	Carrying Amount of Liability
IAE's financing arrangements* (See Note 4)	$989	$20	$992	$12
Commercial aerospace financing arrangements (See Note 4)	323	30	336	12
Credit facilities and debt obligations - unconsolidated subsidiaries (expire 2012 to 2034)	239	3	225	3
Performance guarantees	33	-	40	-
Commercial customer financing arrangements	-	-	191	1

______________

* Represents IAE's gross obligation; at December 31, 2011 and 2010 our proportionate share of IAE's obligations was 33%.

We also have obligations arising from sales of certain businesses and assets, including from representations and warranties and related indemnities for environmental, health and safety, tax and employment matters. The maximum potential payment related to these obligations is not a specified amount as a number of the obligations do not contain financial caps. The carrying amount of liabilities related to these obligations was $138 million and $139 million at December 31, 2011 and 2010, respectively. For additional information regarding the environmental indemnifications, see Note 17 to the Consolidated Financial Statements.

We accrue for costs associated with guarantees when it is probable that a liability has been incurred and the amount can be reasonably estimated. The most likely cost to be incurred is accrued based on an evaluation of currently available facts, and where no amount within a range of estimates is more likely, the minimum is accrued. In accordance with the Guarantees Topic of FASB ASC, we record a liability for the fair value of such guarantees in the balance sheet.

We provide service and warranty policies on our products and extend performance and operating cost guarantees beyond our normal service and warranty policies on some of our products, particularly commercial aircraft engines. In addition, we incur discretionary costs to service our products in connection with specific product performance issues. Liabilities for performance and operating cost guarantees are based upon future product performance and durability, and are largely estimated based upon historical experience. Adjustments are made to accruals as claim data and historical experience warrant. The changes in the carrying amount of service and product warranties and product performance guarantees for the years ended December 31, 2011 and 2010 are as follows:

(Dollars in millions)	2011	2010
Balance as of January 1	$1,136	$1,072
Warranties and performance guarantees issued	475	440
Settlements made	(440)	(379)
Other	297	3
Balance as of December 31	$1,468	$1,136

For 2011, the increase reflected within “Other” in the above table primarily related to the finalization of purchase accounting associated with the December 2010 acquisition of Clipper

Note 16: Collaborative Arrangements	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 16: Collaborative Arrangements

Note 16: Collaborative Arrangements

In view of the risks and costs associated with developing new engines, Pratt & Whitney has entered into certain collaboration arrangements in which sales, costs and risks are shared. Sales generated from engine programs, spare parts, and aftermarket business under collaboration arrangements are recorded as earned in our financial statements. Amounts attributable to our collaborative partners for their share of sales are recorded as an expense in our financial statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement of the collaborators' share of program costs is recorded as a reduction of the related expense item at that time. As of December 31, 2011, the collaborators' interests in all commercial engine programs ranged from 12% to 48%, inclusive of a portion of Pratt & Whitney's interests held by other participants. Pratt & Whitney is the principal participant in all existing collaborative arrangements. There are no individually significant collaborative arrangements and none of the partners exceed a 31% share in an individual program.

In September 2011, Pratt & Whitney announced a new collaboration with JAEC and MTU to provide the PurePower PW1100G-JM engine for the Airbus A320neo program. Under the collaboration agreement, MTU will hold an 18% share and be responsible for the engine's low pressure turbine and participate jointly with Pratt & Whitney to provide the high pressure compressor for the engine. JAEC will hold a 23% share and be responsible for the engine fan, low pressure compressor and combustor/diffuser. Pratt & Whitney will hold the remaining shares and will be responsible for the remainder of the PurePower PW1100G-JM engine and systems integration.

On October 12, 2011, Pratt & Whitney and Rolls-Royce announced an agreement to restructure their interests in IAE and to form a new joint venture to develop engines to power the next generation of 120 to 230 passenger mid-size aircraft that will replace the existing fleet of mid-size aircraft currently in service or in development. Consummation of each of these transactions is subject to regulatory approvals and other closing conditions. We expect the restructuring of the parties' interests in IAE to be completed in mid-2012. The closing of the new joint venture is also subject to the completion of the restructuring of the parties' interests in IAE and may take a substantially longer period of time to complete. See Note 2 to the Consolidated Financial Statements for further discussion.

The following table illustrates the income statement classification and amounts attributable to transactions arising from the collaborative arrangements between participants for each period presented:

(Dollars in millions)	2011	2010	2009
Collaborator share of sales:
Cost of products sold	$963	$850	$772
Cost of services sold	36	38	29

Collaborator share of program costs (reimbursement of expenses incurred):
Cost of products sold	(88)	(83)	(66)
Research and development	(220)	(135)	(97)
Selling, general and administrative	(4)	(5)	(4)

Note 17: Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 17: Contingent Liabilities

Note 17: Contingent Liabilities

Leases. We occupy space and use certain equipment under lease arrangements. Rental commitments of $1,883 million at December 31, 2011 under long-term non-cancelable operating leases are payable as follows: $515 million in 2012, $404 million in 2013, $292 million in 2014, $184 million in 2015, $115 million in 2016 and $373 million thereafter. Rent expense was $453 million in 2011, $445 million in 2010 and $463 million in 2009.

Additional information pertaining to commercial aerospace rental commitments is included in Note 4 to the Consolidated Financial Statements.

Environmental. Our operations are subject to environmental regulation by federal, state and local authorities in the United States and regulatory authorities with jurisdiction over our foreign operations. As described in Note 1 to the Consolidated Financial Statements, we have accrued for the costs of environmental remediation activities and periodically reassess these amounts. We believe that the likelihood of incurring losses materially in excess of amounts accrued is remote. At December 31, 2011, we had $617 million reserved for environmental remediation. Additional information pertaining to environmental matters is included in Note 1 to the Consolidated Financial Statements.

Government. We are now, and believe that in light of the current U.S. government contracting environment we will continue to be, the subject of one or more U.S. government investigations. If we or one of our business units were charged with wrongdoing as a result of any of these investigations or other government investigations (including violations of certain environmental or export laws) the U.S. government could suspend us from bidding on or receiving awards of new U.S. government contracts pending the completion of legal proceedings. If convicted or found liable, the U.S. government could fine and debar us from new U.S. government contracting for a period generally not to exceed three years. The U.S. government could void any contracts found to be tainted by fraud.

Our contracts with the U.S. government are also subject to audits. Like many defense contractors, we have received audit reports, which recommend that certain contract prices should be reduced to comply with various government regulations. Some of these audit reports involved substantial amounts. We have made voluntary refunds in those cases we believe appropriate, have settled some allegations and continue to litigate certain cases. In addition, we accrue for liabilities associated with those matters that are probable and can be reasonably estimated. The most likely settlement amount to be incurred is accrued based upon a range of estimates. Where no amount within a range of estimates is more likely, then we accrued the minimum amount.

As previously disclosed, the U.S. Department of Justice (DOJ) sued us in 1999 in the U.S. District Court for the Southern District of Ohio, claiming that Pratt & Whitney violated the civil False Claims Act and common law. This lawsuit relates to the “Fighter Engine Competition” between Pratt & Whitney's F100 engine and General Electric's F110 engine. The DOJ alleges that the government overpaid for F100 engines under contracts awarded by the U.S. Air Force in fiscal years 1985 through 1990 because Pratt & Whitney inflated its estimated costs for some purchased parts and withheld data that would have revealed the overstatements. At trial of this matter, completed in December 2004, the government claimed Pratt & Whitney's liability to be $624 million. On August 1, 2008, the trial court judge held that the Air Force had not suffered any actual damages because Pratt & Whitney had made significant price concessions. However, the trial court judge found that Pratt & Whitney violated the False Claims Act due to inaccurate statements contained in the 1983 offer. In the absence of actual damages, the trial court judge awarded the DOJ the maximum civil penalty of $7.09 million, or $10,000 for each of the 709 invoices Pratt & Whitney submitted in 1989 and later under the contracts. In September 2008, both the DOJ and UTC appealed the decision to the Sixth Circuit Court of Appeals. In November 2010, the Sixth Circuit affirmed Pratt & Whitney's liability under the False Claims Act and remanded the case to the U.S. District Court for further proceedings on the question of damages. Should the government ultimately prevail, the outcome of this matter could result in a material effect on our results of operations in the period in which a liability would be recognized or cash flows for the period in which damages would be paid.

As previously disclosed, in December 2008, the U.S. Department of Defense (DOD) issued a contract claim against Sikorsky to recover overpayments the DOD alleges it has incurred since January 2003 in connection with cost accounting changes approved by the DOD and implemented by Sikorsky in 1999 and 2006. These changes relate to the calculation of material overhead rates in government contracts. The DOD claims that Sikorsky's liability is approximately $92 million (including interest through December 2011). We believe this claim is without merit and Sikorsky filed an appeal in December 2009 with the U.S. Court of Federal Claims, which is pending. We do not believe the resolution of this matter will have a material adverse effect on our competitive position, results of operations, cash flows or financial condition.

A significant portion of our activities are subject to export control regulation by the U.S. Department of State (State Department) under the U.S. Arms Export Control Act and International Traffic in Arms Regulations (ITAR). From time to time, we identify, investigate, remediate and voluntarily disclose to the State Department's Office of Defense Trade Controls Compliance (DTCC) potential violations of the ITAR. DTCC administers the State Department's authority under the ITAR to impose civil penalties and other administrative sanctions for violations, including debarment from engaging in the export of defense articles or defense services. Most of our voluntary disclosures are resolved without the imposition of penalties or other sanctions. However, in November 2011, DTCC informed us that it considers certain of our voluntary disclosures filed since 2005 to reflect deficiencies warranting penalties and sanctions. We are currently in discussions with DTCC to reach a consent agreement, which we anticipate will provide for a payment by the Company and commitments regarding additional remedial compliance efforts.

The voluntary disclosures that we anticipate will be addressed in the consent agreement currently under discussion include 2006 and 2007 disclosures regarding the export by Hamilton Sundstrand to P&WC of certain modifications to dual-use electronic engine control software, and the re-export by P&WC of those software modifications and subsequent P&WC-developed patches to China during the period 2002-2004 for use in the development of the Z-10 Chinese military helicopter. The DOJ has also separately conducted a criminal investigation of the matters addressed in these disclosures, as well as the accuracy and adequacy of the disclosures. We have been cooperating with the DOJ's investigation. Since November 2011, we have been in discussions with the DOJ to resolve this matter.

We continue to evaluate the range of possible outcomes of these separate but related export compliance matters, and have recognized a potential liability at December 31, 2011 of $45 million. We are currently unable to predict the precise timing or outcome of the discussions. We do not believe the ultimate resolution of these matters, individually or collectively, will have a material adverse effect on our competitive position, results of operations, cash flows or financial condition.

Other. Except as otherwise noted, we do not believe that resolution of any of the above matters will have a material adverse effect upon our competitive position, results of operations, cash flows or financial condition.

As described in Note 15 to the Consolidated Financial Statements, we extend performance and operating cost guarantees beyond our normal warranty and service policies for extended periods on some of our products. We have accrued our estimate of the liability that may result under these guarantees and for service costs that are probable and can be reasonably estimated.

We have accrued for environmental investigatory, remediation, operating and maintenance costs, performance guarantees and other litigation and claims based on our estimate of the probable outcome of these matters. While it is possible that the outcome of these matters may differ from the recorded liability, we believe that resolution of these matters will not have a material impact on our competitive position, results of operations, cash flows or financial condition.

We also have other commitments and contingent liabilities related to legal proceedings, self-insurance programs and matters arising out of the normal course of business. We accrue contingencies based upon a range of possible outcomes. If no amount within this range is a better estimate than any other, then we accrue the minimum amount.

We are also subject to a number of routine lawsuits, investigations and claims (some of which involve substantial amounts) arising out of the ordinary course of our business. We do not believe that these matters will have a material adverse effect upon our competitive position, results of operations, cash flows or financial condition.

Note 18: Segment Financial Data	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 18: Segment Financial Data

Note 18: Segment Financial Data

Our operations for the periods presented herein are classified into six principal segments. The segments are generally determined based on the management of the businesses and on the basis of separate groups of operating companies, each with general operating autonomy over diversified products and services.

Otis products include elevators, escalators, moving walkways and service sold to customers in the commercial and residential property industries around the world.

Carrier products include HVAC and refrigeration systems, controls, services and energy efficient products for residential, commercial, industrial and transportation applications.

UTC Fire & Security products include fire and special hazard and suppression systems and firefighting equipment, security, monitoring and rapid response systems and service and security personnel for a diversified international customer base principally in the industrial, commercial and residential property sectors.

Pratt & Whitney products include commercial, military, business jet and general aviation aircraft engines, parts and services, industrial gas turbines, geothermal power systems and space propulsion sold to a diversified customer base, including international and domestic commercial airlines and aircraft leasing companies, aircraft manufacturers, and U.S. and foreign governments. Pratt & Whitney also provides product support and a full range of overhaul, repair and fleet management services and produces land-based power generation equipment.

Hamilton Sundstrand provides aerospace and industrial products and aftermarket services for diversified industries worldwide. Aerospace products include power generation, management and distribution systems, flight systems, engine control systems, environmental control systems, fire protection and detection systems, auxiliary power units and propeller systems. Industrial products include air compressors, metering pumps and heavy duty process pumps.

Sikorsky products include military and commercial helicopters, aftermarket helicopter and aircraft parts and services.

On September 28, 2011, we announced a new organizational structure to better serve customers and drive growth and achieve greater efficiencies through greater integration across certain product lines. This new structure combines Carrier and UTC Fire & Security into a new segment called UTC Climate, Controls & Security. Beginning with the first quarter of 2012, Carrier and UTC Fire & Security will report combined financial and operational results as part of this new segment. As part of this new organizational structure, we also created UTC Propulsion & Aerospace Systems, a new organization consisting of Pratt & Whitney and Hamilton Sundstrand. Pratt & Whitney and Hamilton Sundstrand will continue to report their financial and operational results as separate segments, which is consistent with how we will allocate resources and measure the financial performance of these businesses. We have reported our financial and operational results for the periods presented herein under the six principal segments noted above, consistent with how we have reviewed our business operations for decision-making purposes, resource allocation and performance assessment during 2011.

Segment Information. Total sales by segment include intersegment sales, which are generally made at prices approximating those that the selling entity is able to obtain on external sales. Segment information for the years ended December 31 is as follows:

				Net Sales			Operating Profits
(Dollars in millions)				2011	2010	2009	2011	2010	2009
Otis				$12,437	$11,579	$11,723	$2,815	$2,575	$2,447
Carrier				11,969	11,386	11,335	1,520	1,062	740
UTC Fire & Security				6,895	6,490	5,503	692	714	493
Pratt & Whitney				13,430	12,935	12,392	1,999	1,987	1,835
Hamilton Sundstrand				6,150	5,608	5,560	1,082	918	857
Sikorsky				7,355	6,684	6,287	840	716	608

Total segment				58,236	54,682	52,800	8,948	7,972	6,980
Eliminations and other				(46)	(356)	(375)	(430)	(409)	(255)
General corporate expenses				-	-	-	(419)	(377)	(348)

Consolidated				$58,190	$54,326	$52,425	$8,099	$7,186	$6,377

	Total Assets			Capital Expenditures			Depreciation & Amortization
(Dollars in millions)	2011	2010	2009	2011	2010	2009	2011	2010	2009
Otis	$8,717	$8,097	$7,908	$75	$55	$67	$223	$211	$204
Carrier	9,432	9,472	9,804	189	138	90	164	183	191
UTC Fire & Security	12,198	12,365	10,304	116	96	72	268	274	214
Pratt & Whitney	10,705	10,139	10,063	290	321	288	332	340	329
Hamilton Sundstrand	8,593	8,540	8,509	163	117	114	172	172	174
Sikorsky	4,628	4,521	4,167	92	108	95	84	83	68

Total segment	54,273	53,134	50,755	925	835	726	1,243	1,263	1,180
Eliminations and other	7,179	5,359	5,007	58	30	100	104	93	78

Consolidated	$61,452	$58,493	$55,762	$983	$865	$826	$1,347	$1,356	$1,258

Geographic External Sales and Operating Profit. Geographic external sales and operating profits are attributed to the geographic regions based on their location of origin. U.S. external sales include export sales to commercial customers outside the U.S. and sales to the U.S. government, commercial and affiliated customers, which are known to be for resale to customers outside the U.S. Long-lived assets are net fixed assets attributed to the specific geographic regions.

	External Net Sales			Operating Profits			Long-Lived Assets
(Dollars in millions)	2011	2010	2009	2011	2010	2009	2011	2010	2009
United States Operations	$30,438	$28,911	$27,990	$4,586	$4,112	$3,771	$2,974	$3,013	$3,096
International Operations
Europe	12,601	11,957	12,216	2,136	1,872	1,743	1,210	1,282	1,346
Asia Pacific	9,394	7,986	7,173	1,513	1,229	990	883	839	845
Other	5,380	5,374	4,991	713	759	476	760	804	714
Eliminations and other	377	98	55	(849)	(786)	(603)	374	342	363

Consolidated	$58,190	$54,326	$52,425	$8,099	$7,186	$6,377	$6,201	$6,280	$6,364

Sales from U.S. operations include export sales as follows:

(Dollars in millions)	2011	2010	2009
Europe	$2,310	$1,918	$2,089
Asia Pacific	2,506	2,688	2,430
Other	3,141	2,690	2,477

	$7,957	$7,296	$6,996

Major Customers. Net Sales include sales under prime contracts and subcontracts to the U.S. government, primarily related to Pratt & Whitney, Hamilton Sundstrand and Sikorsky products, as follows:

(Dollars in millions)	2011	2010	2009
Pratt & Whitney	$3,696	$4,081	$3,942
Hamilton Sundstrand	1,043	1,137	1,230
Sikorsky	4,967	4,529	3,979
Other	125	153	127

	$9,831	$9,900	$9,278

Selected Quarterly Financial Data - Unaudited	12 Months Ended
Dec. 31, 2011
Selected Quarterly Financial Information [Abstract]
Quarterly Financial Information [Text Block]

Selected Quarterly Financial Data (Unaudited)

	2011 Quarters				2010 Quarters
(Dollars in millions, except per share amounts)	First	Second	Third	Fourth	First	Second	Third	Fourth
Net Sales	$13,344	$15,076	$14,804	$14,966	$12,040	$13,802	$13,620	$14,864
Gross margin	3,703	4,171	4,048	4,115	3,308	3,787	3,953	3,864
Net income attributable to common shareowners	1,012	1,318	1,324	1,325	866	1,110	1,198	1,199
Earnings per share of Common Stock:
Basic – net income	$1.13	$1.48	$1.49	$1.49	$.95	$1.22	$1.32	$1.33
Diluted – net income	$1.11	$1.45	$1.47	$1.47	$.93	$1.20	$1.30	$1.31

Comparative Stock Data (Unaudited)

	2011			2010
Common Stock	High	Low	Dividend	High	Low	Dividend
First quarter	$85.46	$77.05	$.425	$74.85	$65.01	$.425
Second quarter	$90.67	$81.19	$.480	$77.09	$62.88	$.425
Third quarter	$91.83	$67.12	$.480	$73.81	$63.62	$.425
Fourth quarter	$80.36	$66.87	$.480	$79.70	$70.23	$.425

Our common stock is listed on the New York Stock Exchange. The high and low prices are based on the Composite Tape of the New York Stock Exchange. There were approximately 23,633 registered shareholders at January 31, 2012.

Performance Graph - Unaudited	12 Months Ended
Dec. 31, 2011
Performance Graph [Abstract]
Cumulative Total Shareholder Return [Text Block]

Performance Graph (Unaudited)

The following graph presents the cumulative total shareholder return for the five years ending December 31, 2011 for our common stock, as compared to the Standard & Poor's 500 Stock Index and to the Dow Jones 30 Industrial Average. Our common stock price is a component of both indices. These figures assume that all dividends paid over the five-year period were reinvested, and that the starting value of each index and the investment in common stock was $100.00 on December 31, 2006.

	December
	2006	2007	2008	2009	2010	2011
United Technologies Corporation	$100.00	$124.44	$89.06	$118.71	$137.98	$131.12
S&P 500 Index	$100.00	$105.49	$66.46	$84.05	$96.71	$98.76
Dow Jones Industrial Average	$100.00	$108.87	$74.12	$90.91	$103.70	$112.39

Schedule II - Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2011
SEC Schedule Article 12-09 Valuation And Qualifying Accounts [Abstract]
Schedule Of Valuation And Qualifying Accounts Disclosure [Text Block]
SCHEDULE II
UNITED TECHNOLOGIES CORPORATION AND SUBSIDIARIES
Valuation and Qualifying Accounts
Three Years Ended December 31, 2011
(Millions of Dollars)

Allowances for Doubtful Accounts and Other Customer Financing Activity:

Balance December 31, 2008	$386
Provision charged to income	145
Doubtful accounts written off (net)	(80)
Balance December 31, 2009	451
Provision charged to income	58
Doubtful accounts written off (net)	(47)
Other adjustments	(14)
Balance December 31, 2010	448
Provision charged to income	88
Doubtful accounts written off (net)	(38)
Other adjustments	(42)
Balance December 31, 2011	$456

Future Income Tax Benefits - Valuation allowance:

Balance December 31, 2008	$698
Additions charged to income tax expense	186
Additions charged to goodwill, due to acquisitions	3
Reductions credited to income tax expense	(16)
Other adjustments	32
Balance December 31, 2009	903
Additions charged to income tax expense	93
Reductions charged to goodwill, due to acquisitions	(3)
Reductions credited to income tax expense	(44)
Other adjustments	(38)
Balance December 31, 2010	911
Additions charged to income tax expense	130
Reductions credited to income tax expense	(27)
Other adjustments	(37)
Balance December 31, 2011	$977

Note 1: Summary of Accounting Principles (Policy)	12 Months Ended
Dec. 31, 2011
Summary Of Accounting Principles [Abstract]
Consolidation Policy [Text Block]	Consolidation. The Consolidated Financial Statements include the accounts of United Technologies Corporation (UTC) and its controlled subsidiaries. Intercompany transactions have been eliminated.
Cash And Cash Equivalents Policy [Text Block]

Cash and Cash Equivalents. Cash and cash equivalents includes cash on hand, demand deposits and short-term cash investments that are highly liquid in nature and have original maturities of three months or less.

Cash And Cash Equivalents Restricted Cash And Cash Equivalents Policy

On occasion, we are required to maintain cash deposits with certain banks with respect to contractual obligations related to acquisitions or divestitures or other legal obligations. As of December 31, 2011 and 2010, the amount of such restricted cash was approximately $37 million and $75 million, respectively. At both December 31, 2011 and 2010, all restricted cash is included in current assets.

Receivables Policy [Text Block]

Accounts Receivable. Current and long-term accounts receivable include retainage of $154 million and $165 million and unbilled receivables of $1,060 million and $862 million as of December 31, 2011 and 2010, respectively.

Retainage represents amounts that, pursuant to the applicable contract, are not due until project completion and acceptance by the customer. Unbilled receivables represent revenues that are not currently billable to the customer under the terms of the contract. These items are expected to be collected in the normal course of business. Long-term accounts receivable are included in Other assets in the Consolidated Balance Sheet.

Marketable Securities Available For Sale Securities Policy

Marketable Equity Securities. Equity securities that have a readily determinable fair value and that we do not intend to trade are classified as available-for-sale and carried at fair value. Unrealized holding gains and losses are recorded as a separate component of shareowners' equity, net of deferred income taxes.

Inventory Policy Text Block

Inventories and Contracts in Progress. Inventories and contracts in progress are stated at the lower of cost or estimated realizable value and are primarily based on first-in, first-out (FIFO) or average cost methods; however, certain Carrier entities use the last-in, first-out (LIFO) method. If inventories that were valued using the LIFO method had been valued under the FIFO method, they would have been higher by $144 million and $137 million at December 31, 2011 and 2010, respectively.

Costs accumulated against specific contracts or orders are at actual cost. Inventory in excess of requirements for contracts and current or anticipated orders have been reserved as appropriate. Manufacturing costs are allocated to current production and firm contracts.

Property Plant And Equipment Policy [Text Block]	Fixed Assets. Fixed assets are stated at cost. Depreciation is recorded over the fixed assets' useful lives using the straight-line method.
Goodwill And Intangible Assets Policy [Text Block]

Goodwill and Intangible Assets. Goodwill represents costs in excess of fair values assigned to the underlying net assets of acquired businesses. Goodwill and intangible assets deemed to have indefinite lives are not amortized. Goodwill and indefinite-lived intangible assets are subject to annual impairment testing using the guidance and criteria described in the Intangibles – Goodwill and Other Topic of the FASB ASC. This testing compares carrying values to fair values and, when appropriate, the carrying value of these assets is reduced to fair value. We early adopted the FASB ASU No. 2011-08, “Testing Goodwill for Impairment,” in connection with the performance of our annual goodwill impairment test. Under ASU 2011-08, entities are provided with the option of first performing a qualitative assessment on none, some, or all of its reporting units to determine whether further quantitative impairment testing is necessary. An entity may also bypass the qualitative assessment for any reporting unit in any period and proceed directly to the quantitative impairment test. During 2011, 2010, and 2009, we were not required to record any significant impairments to the carrying value of goodwill or indefinite-lived intangible assets.

Intangible assets consist of service portfolios, patents and trademarks, customer relationships and other intangible assets. Useful lives of finite-lived intangible assets are estimated based upon the nature of the intangible asset and the industry in which the intangible asset is used. Estimated useful lives of service portfolios generally range from 5 to 30 years. Estimated useful lives of patents and finite-lived trademarks generally range from 3 to 40 years. Estimated useful lives of customer relationships and other assets generally range from 2 to 32 years. These intangible assets are amortized based on the pattern in which the economic benefits of the intangible assets are consumed. If a pattern of economic benefit cannot be reliably determined, a straight-line amortization method is used. Included within other intangible assets are commercial aerospace payments made to secure certain contractual rights to provide product on new aircraft platforms. Payments made on these contractual commitments are to be amortized as the related units are delivered.

Impairment Or Disposal Of Long Lived Assets Policy [Text Block]

Other Long-Lived Assets. We evaluate the potential impairment of other long-lived assets when appropriate. If the carrying value of other long-lived assets exceeds the sum of the undiscounted expected future cash flows, the carrying value is written down to fair value. During the years ended December 31, 2011 and 2010, we had certain non-recurring measurements resulting in impairment charges of $66 million and $245 million, respectively. See Note 13 to the Consolidated Financial Statements for additional information.

Income Tax Policy [Text Block]

Income Taxes. In the ordinary course of business there is inherent uncertainty in quantifying our income tax positions. We assess our income tax positions and record tax benefits for all years subject to examination based upon management's evaluation of the facts, circumstances, and information available at the reporting date. For those tax positions where it is more-likely-than-not that a tax benefit will be sustained, we have recorded the largest amount of tax benefit with a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. For those income tax positions where it is not more-likely-than-not that a tax benefit will be sustained, no tax benefit has been recognized in the financial statements. Where applicable, associated interest expense has also been recognized. We recognize accrued interest related to unrecognized tax benefits in interest expense. Penalties, if incurred, would be recognized as a component of income tax expense.

Revenue Recognition

Revenue Recognition. Sales under government and commercial fixed-price contracts and government fixed-price-incentive contracts are recorded at the time deliveries are made or, in some cases, on a percentage-of-completion basis. Sales under cost-reimbursement contracts are recorded as work is performed. Sales for elevators, escalators, installation and modernization contracts are accounted for under the percentage-of-completion method.

Losses, if any, on long-term contracts are provided for when anticipated. Loss provisions on original equipment contracts are recognized to the extent that estimated inventoriable manufacturing, engineering, product warranty and product performance guarantee costs, as appropriate, exceed the projected revenue from the products contemplated under the contractual arrangement. For new commitments, we generally record loss provisions at the earlier of contract announcement or contract signing except for certain requirements contracts under which losses are recorded upon receipt of the purchase order. For existing commitments, anticipated losses on contracts are recognized in the period in which losses become evident. Products contemplated under contractual arrangement include products purchased under contract and, in the large commercial engine business, future highly probable sales of replacement parts required by regulation that are expected to be purchased subsequently for incorporation into the original equipment. Revenue projections used in determining contract loss provisions are based upon estimates of the quantity, pricing and timing of future product deliveries. Losses are generally recognized on shipment to the extent that inventoriable manufacturing costs, estimated warranty costs and product performance guarantee costs, as appropriate, exceed revenue realized. Contract accounting requires estimates of future costs over the performance period of the contract as well as estimates of award fees and other sources of revenue. These estimates are subject to change and result in adjustments to margins on contracts in progress. The extent of progress toward completion on our long-term commercial aerospace equipment and helicopter contracts is measured using units of delivery. In addition, we use the cost-to-cost method for elevator and escalator sales, installation and modernization contracts in the commercial businesses. For long-term aftermarket contracts, revenue is recognized over the contract period in proportion to the costs expected to be incurred in performing services under the contract. We review our cost estimates on significant contracts on a quarterly basis, and for others, no less frequently than annually or when circumstances change and warrant a modification to a previous estimate. We record changes in contract estimates using the cumulative catch-up method in accordance with the Revenue Recognition Topic of the FASB ASC.

Revenue Recognition Sales Of Services

Service sales, representing aftermarket repair and maintenance activities, are recognized over the contractual period or as services are performed. In the commercial businesses, revenue is generally recognized on a straight line basis. In the aerospace businesses, revenue is generally recognized in proportion to cost.

Collaborative Arrangement Accounting Policy

Sales generated from engine programs, spare parts sales, and aftermarket business under collaboration arrangements are recorded as earned in our financial statements. Amounts attributable to our collaborative partners for their share of revenues are recorded as an expense in our financial statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement of a collaborator's share of program costs is recorded as a reduction of the related expense item at that time.

Research Development And Computer Software Policy [Text Block]

Research and Development. Research and development costs not specifically covered by contracts and those related to the company sponsored share of research and development activity in connection with cost-sharing arrangements are charged to expense as incurred. Government research and development support, not associated with specific contracts, is recorded as a reduction to research and development expense in the period earned. Repayment, if any, is in the form of future royalties and is conditioned upon the achievement of certain financial targets.

Research and development costs incurred under contracts with customers are included as a contract cost and reported as a component of cost of products sold when revenue from such contracts is recognized.

Foreign Currency Transactions And Translations Policy [Text Block]

Foreign Exchange and Hedging Activity. We conduct business in many different currencies and, accordingly, are subject to the inherent risks associated with foreign exchange rate movements. The financial position and results of operations of substantially all of our foreign subsidiaries are measured using the local currency as the functional currency. Foreign currency denominated assets and liabilities are translated into U.S. Dollars at the exchange rates existing at the respective balance sheet dates, and income and expense items are translated at the average exchange rates during the respective periods. The aggregate effects of translating the balance sheets of these subsidiaries are deferred as a separate component of shareowners' equity.

Derivatives Policy [Text Block]

We have used derivative instruments, including swaps, forward contracts and options, to help manage certain foreign currency, interest rate and commodity price exposures. Derivative instruments are viewed as risk management tools by us and are not used for trading or speculative purposes. Derivatives used for hedging purposes may be designated and effective as a hedge of the identified risk exposure at the inception of the contract.

All derivative instruments are recorded on the balance sheet at fair value. Derivatives used to hedge foreign-currency-denominated balance sheet items are reported directly in earnings along with offsetting transaction gains and losses on the items being hedged. Derivatives used to hedge forecasted cash flows associated with foreign currency commitments or forecasted commodity purchases may be accounted for as cash flow hedges, as deemed appropriate. Gains and losses on derivatives designated as cash flow hedges are recorded in other comprehensive income and reclassified to earnings in a manner that matches the timing of the earnings impact of the hedged transactions. The ineffective portion of all hedges, if any, is recognized currently in earnings.

Additional information pertaining to foreign currency forward contracts is included in Note 13 to the Consolidated Financial Statements.

Environmental Costs Policy

Environmental. Environmental investigatory, remediation, operating and maintenance costs are accrued when it is probable that a liability has been incurred and the amount can be reasonably estimated. The most likely cost to be incurred is accrued based on an evaluation of currently available facts with respect to each individual site, including existing technology, current laws and regulations and prior remediation experience. Where no amount within a range of estimates is more likely, the minimum is accrued. For sites with multiple responsible parties, we consider our likely proportionate share of the anticipated remediation costs and the ability of the other parties to fulfill their obligations in establishing a provision for those costs. Liabilities with fixed or reliably determinable future cash payments are discounted. Accrued environmental liabilities are not reduced by potential insurance reimbursements.

Asset Retirement Obligations Policy

Asset Retirement Obligations. We record the fair value of legal obligations associated with the retirement of tangible long-lived assets in the period in which it is determined to exist, if a reasonable estimate of fair value can be made. Upon initial recognition of a liability, we capitalize the cost of the asset retirement obligation by increasing the carrying amount of the related long-lived asset. Over time, the liability is increased for changes in its present value and the capitalized cost is depreciated over the useful life of the related asset. We have determined that conditional legal obligations exist for certain of our worldwide owned and leased facilities related primarily to building materials. As of December 31, 2011 and 2010, the outstanding liability for asset retirement obligations was $164 million and $189 million, respectively.

Pension And Other Postretirement Plans Pensions Policy

Pension and Postretirement Obligations. Guidance under the Compensation – Retirement Benefits Topic of the FASB ASC requires balance sheet recognition of the overfunded or underfunded status of pension and postretirement benefit plans. Under this guidance, actuarial gains and losses, prior service costs or credits, and any remaining transition assets or obligations that have not been recognized under previous accounting standards must be recognized in other comprehensive income, net of tax effects, until they are amortized as a component of net periodic benefit cost.

Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Schedule of Goodwill [Text Block]
(Dollars in millions)	Balance as of January 1, 2011	Goodwill resulting from business combinations	Foreign currency translation and other	Balance as of December 31, 2011
Otis	$1,470	$62	$(16)	$1,516
Carrier	3,171	52	(121)	3,102
UTC Fire & Security	6,646	58	(48)	6,656
Pratt & Whitney	1,224	-	(1)	1,223
Hamilton Sundstrand	4,491	(8)	(8)	4,475
Sikorsky	330	24	(6)	348

Total Segments	17,332	188	(200)	17,320
Eliminations and other	389	244	(10)	623

Total	$17,721	$432	$(210)	$17,943

Intangible Assets Disclosure [Text Block]
	2011		2010
(Dollars in millions)	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Amortized:
Service portfolios	$2,036	$(1,060)	$1,950	$(942)
Patents and trademarks	463	(183)	441	(153)
Other, principally customer relationships	3,329	(1,429)	3,229	(1,222)

	5,828	(2,672)	5,620	(2,317)

Unamortized:
Trademarks and other	762	-	757	-

Total	$6,590	$(2,672)	$6,377	$(2,317)

Note 3: Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Schedule of Earnings Per Share, Basic, by Common Class [Text Block]

(Dollars in millions, except per share amounts; shares in millions)	2011	2010	2009
Net income attributable to common shareowners	$4,979	$4,373	$3,829

Basic weighted average shares outstanding	892.3	907.9	917.4
Stock awards	14.5	14.8	11.4
Diluted weighted average shares outstanding	906.8	922.7	928.8

Earnings Per Share of Common Stock:
Basic	$5.58	$4.82	$4.17
Diluted	$5.49	$4.74	$4.12

Schedule of Earnings Per Share, Diluted, by Common Class [Text Block]

(Dollars in millions, except per share amounts; shares in millions)	2011	2010	2009
Net income attributable to common shareowners	$4,979	$4,373	$3,829

Basic weighted average shares outstanding	892.3	907.9	917.4
Stock awards	14.5	14.8	11.4
Diluted weighted average shares outstanding	906.8	922.7	928.8

Earnings Per Share of Common Stock:
Basic	$5.58	$4.82	$4.17
Diluted	$5.49	$4.74	$4.12

Note 5: Inventories and Contracts in Progress (Tables)	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Inventories and Contracts in Progress [Table]

(Dollars in millions)	2011	2010
Raw materials	$1,321	$1,221
Work-in-process	3,175	3,259
Finished goods	3,078	3,026
Contracts in progress	6,899	6,340
	14,473	13,846
Less:
Progress payments, secured by lien, on U.S. Government contracts	(422)	(275)
Billings on contracts in progress	(6,254)	(5,805)
	$7,797	$7,766

Note 6: Fixed Assets (Tables)	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Property Plant And Equipment [Text Block]
(Dollars in millions)	Estimated Useful Lives	2011	2010
Land		$335	$342
Buildings and improvements	12-40 years	4,885	4,908
Machinery, tools and equipment	3-20 years	9,994	10,010
Other, including under construction		766	654

		15,980	15,914
Accumulated depreciation		(9,779)	(9,634)

		$6,201	$6,280

Note 7: Accrued Liabilities (Tables)	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Schedule of Accrued Liabilities Table [Text Block]
(Dollars in millions)	2011	2010
Advances on sales contracts and service billings	$5,028	$5,203
Accrued salaries, wages and employee benefits	1,910	1,918
Service and warranty accruals	702	449
Income taxes payable	547	504
Litigation and contract matters	535	577
Interest payable	325	294
Accrued restructuring costs	248	358
Accrued workers compensation	215	210
Accrued property, sales and use taxes	197	209
Other	2,580	2,525

	$12,287	$12,247

Note 8: Borrowings and Lines of Credit (Tables)	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Short-term Debt [Text Block]
(Dollars in millions)	2011	2010
Short-term borrowings:
Commercial paper	$455	$-
Other borrowings	175	116
Total short-term borrowings	$630	$116

Long-term Debt [Text Block]
(Dollars in millions)	2011	2010
6.100% notes due 2012 *	$-	$500
4.875% notes due 2015 *	1,200	1,200
5.375% notes due 2017 *	1,000	1,000
6.125% notes due 2019 *	1,250	1,250
8.875% notes due 2019	272	272
4.500% notes due 2020 *	1,250	1,250
8.750% notes due 2021	250	250
6.700% notes due 2028	400	400
7.500% notes due 2029 *	550	550
5.400% notes due 2035 *	600	600
6.050% notes due 2036 *	600	600
6.125% notes due 2038 *	1,000	1,000
5.700% notes due 2040 *	1,000	1,000
Project financing obligations	127	141
Other (including capitalized leases)	131	160
Total long-term debt	9,630	10,173
Less current portion	(129)	(163)
Long-term portion	$9,501	$10,010

(Dollars in millions)
2012	$129
2013	20
2014	26
2015	1,221
2016	10
Thereafter	8,224
Total	$9,630

Note 9: Equity (Tables)	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Consolidation, Less than Wholly Owned Subsidiary, Parent Ownership Interest, Effects of Changes, Net [Text Block]
(Dollars in millions)	2011	2010	2009
Net income attributable to common shareowners	$4,979	$4,373	$3,829

Transfers to non-controlling interests:
Increase in common stock for sale of subsidiary shares	3	-	-
Decrease in common stock for purchase of subsidiary shares	(54)	(12)	(67)

Net income attributable to common shareowners after transfers to non-controlling interests	$4,928	$4,361	$3,762

Note 10: Income Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Schedule of Components of Income Tax Expense (Benefit) Table [Text Block]
(Dollars in millions)	2011	2010	2009
Current:
United States:
Federal	$428	$122	$239
State	99	128	54
Foreign	1,373	1,164	837

	1,900	1,414	1,130
Future:
United States:
Federal	528	461	370
State	27	-	41
Foreign	(224)	(48)	40

	331	413	451

Income tax expense	$2,231	$1,827	$1,581

Attributable to items credited (charged) to equity and goodwill	$864	$276	$(782)

Schedule of Deferred Tax Assets and Liabilities Table [Text Block]
(Dollars in millions)	2011	2010
Future income tax benefits:
Insurance and employee benefits	$2,579	$1,986
Other asset basis differences	(569)	(540)
Other liability basis differences	1,046	958
Tax loss carryforwards	723	729
Tax credit carryforwards	1,247	1,371
Valuation allowances	(977)	(911)

	$4,049	$3,593

Future income taxes payable:
Fixed assets	$667	$647
Other items, net	248	190

	$915	$837

Schedule of Income before Income Tax Domestic and Foreign Table [Text Block]
(Dollars in millions)	2011	2010	2009
United States	$3,293	$2,655	$2,584
Foreign	4,312	3,883	3,176

	$7,605	$6,538	$5,760

Schedule of Effective Income Tax Rate Reconciliation Table [Text Block]
	2011	2010	2009
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
Tax on international activities	(4.3)%	(7.6)%	(6.9)%
Tax audit settlements	(0.8)%	-	(0.7)%
Other	(0.6)%	0.5%	-

Effective income tax rate	29.3%	27.9%	27.4%

Summary Of Tax Credit Carryforwards [Text Block]
(Dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2012-2016	$22	$523
2017-2021	164	125
2022-2031	308	397
Indefinite	753	2,157
Total	$1,247	$3,202

Summary Of Operating Loss Carryforwards [Text Block]
(Dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2012-2016	$22	$523
2017-2021	164	125
2022-2031	308	397
Indefinite	753	2,157
Total	$1,247	$3,202

Summary Of Income Tax Contingencies [Text Block]
(Dollars in millions)	2011	2010	2009
Balance at January 1	$891	$793	$773
Additions for tax positions related to the current year	71	115	90
Additions for tax positions of prior years	71	80	174
Reductions for tax positions of prior years	(24)	(81)	(20)
Settlements	(63)	(16)	(224)

Balance at December 31	$946	$891	$793

Gross interest expense related to unrecognized tax benefits	$23	$27	$21

Total accrued interest balance at December 31	$165	$144	$142

Note 11: Employee Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Schedule of Defined Benefit Plans Disclosures [Text Block]
(Dollars in millions)	2011	2010
Change in Benefit Obligation:
Beginning balance	$24,445	$22,271
Service cost	444	396
Interest cost	1,298	1,287
Actuarial loss	2,185	1,625
Total benefits paid	(1,233)	(1,216)
Net settlement and curtailment loss (gain)	1	(37)
Plan amendments	21	121
Other	6	(2)
Ending balance	$27,167	$24,445
Change in Plan Assets:
Beginning balance	$22,384	$19,377
Actual return on plan assets	1,320	2,635
Employer contributions	1,060	1,621
Benefits paid from plan assets	(1,233)	(1,216)
Other	11	(33)
Ending balance	$23,542	$22,384
Funded Status:
Fair value of plan assets	$23,542	$22,384
Benefit obligations	(27,167)	(24,445)
Funded status of plan	$(3,625)	$(2,061)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Noncurrent assets	$552	$637
Current liability	(64)	(58)
Noncurrent liability	(4,113)	(2,640)
Net amount recognized	$(3,625)	$(2,061)
Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial loss	$9,436	$7,223
Prior service credit	(152)	(184)
Transition obligation	6	6
Net amount recognized	$9,290	$7,045

(Dollars in millions)	2011	2010
Projected benefit obligation	$24,091	$21,556
Accumulated benefit obligation	23,198	20,562
Fair value of plan assets	19,949	18,885

(Dollars in millions)	2011	2010	2009
Pension Benefits:
Service cost	$444	$396	$429
Interest cost	1,298	1,287	1,285
Expected return on plan assets	(1,834)	(1,735)	(1,634)
Amortization of prior service (credits) costs	(12)	(18)	56
Amortization of unrecognized net transition obligation	1	1	1
Recognized actuarial net loss	462	285	226
Net settlement and curtailment loss	16	2	102
Net periodic pension cost – employer	$375	$218	$465

(Dollars in millions)
Current year actuarial loss	$2,700
Amortization of actuarial loss	(462)
Current year prior service cost	21
Amortization of prior service credit	12
Amortization of transition obligation	(1)
Other	(1)
Total recognized in other comprehensive loss	$2,269
Net recognized in net periodic pension cost and other comprehensive loss	$2,644

(Dollars in millions)
Net actuarial loss	$722
Prior service credit	(12)
Transition obligation	1
$711

	Benefit Obligation		Net Cost
	2011	2010	2011	2010	2009
Discount rate	4.7%	5.4%	5.4%	5.9%	6.1%
Salary scale	4.3%	4.4%	4.4%	4.4%	4.4%
Expected return on plan assets	-	-	7.9%	8.0%	8.2%

	Quoted Prices in Active Markets For Identical Assets	Significant Observable Inputs	Significant Unobservable Inputs
(Dollars in millions)	(Level 1)	(Level 2)	(Level 3)	Total
Asset Category:
Public Equities
Global Equities	$5,210	$4	$-	$5,214
Global Equity Commingled Funds (a)	-	2,981	-	2,981
Enhanced Global Equities (b)	44	1,590	239	1,873
Private Equities (c)	-	-	1,159	1,159
Fixed Income Securities
Governments	1,564	1,199	-	2,763
Corporate Bonds	-	5,167	110	5,277
Structured Products (d)	-	67	-	67
Real Estate (e)	-	16	1,364	1,380
Other (f)	-	1,869	-	1,869
Cash & Cash Equivalents (g)	-	359	-	359
Subtotal	$6,818	$13,252	$2,872	22,942
Other Assets & Liabilities (h)				600
Total at December 31, 2011				$23,542

Public Equities
Global Equities	$5,332	$7	$1	$5,340
Global Equity Commingled Funds (a)	-	3,200	-	3,200
Enhanced Global Equities (b)	57	1,662	245	1,964
Private Equities (c)	-	-	1,134	1,134
Fixed Income Securities
Governments	691	1,149	-	1,840
Corporate Bonds	21	5,424	-	5,445
Structured Products (d)	-	76	-	76
Real Estate (e)	-	26	944	970
Other (f)	-	1,517	-	1,517
Cash & Cash Equivalents (g)	-	293	-	293
Subtotal	$6,101	$13,354	$2,324	21,779
Other Assets & Liabilities (h)				605
Total at December 31, 2010				$22,384

(a)	Represents commingled funds that invest primarily in common stocks.
(b)	Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-short market neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equity and fixed income securities and foreign currency.
(c)	Represents limited partner investments with general partners that primarily invest in debt and equity.
(d)	Represents mortgage and asset-backed securities.
(e)	Represents investments in real estate including commingled funds and directly held properties.
(f)	Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.
(g)	Represents short-term commercial paper, bonds and other cash or cash-like instruments.
(h)	Represents trust receivables and payables that are not leveled.

(Dollars in millions)	Global Equities	Enhanced Global Equities	Private Equities	Corporate Bonds	Real Estate	Total
Balance, December 31, 2009	$-	$11	$1,045	$-	$715	$1,771
Realized gains (losses)	-	-	157	-	(6)	151
Unrealized gains relating to
instruments still held in the reporting period	-	9	51	-	63	123
Purchases, sales, and settlements, net	1	225	(119)	-	150	257
Transfers in, net	-	-	-	-	22	22
Balance, December 31, 2010	1	245	1,134	-	944	2,324
Realized (losses) gains	-	(1)	108	-	(6)	101
Unrealized (losses) gains relating to
instruments still held in the reporting period	-	(1)	17	6	137	159
Purchases, sales, and settlements, net	(1)	(4)	(100)	104	289	288
Balance, December 31, 2011	$-	$239	$1,159	$110	$1,364	$2,872

(Dollars in millions)	2011	2010
Change in Benefit Obligation:
Beginning balance	$832	$876
Service cost	3	2
Interest cost	39	46
Actuarial gain	(7)	(29)
Total benefits paid	(104)	(105)
Other	21	42
Ending balance	$784	$832
Change in Plan Assets:
Beginning balance	$10	$11
Actual return on plan assets	2	(1)
Employer contributions	76	76
Benefits paid from plan assets	(104)	(105)
Other	16	29
Ending balance	$-	$10
Funded Status:
Fair value of plan assets	$-	$10
Benefit obligations	(784)	(832)
Funded status of plan	$(784)	$(822)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Current liability	$(74)	$(66)
Noncurrent liability	(710)	(756)
Net amount recognized	$(784)	$(822)
Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial gain	$(120)	$(130)
Prior service cost	2	1
Net amount recognized	$(118)	$(129)

(Dollars in millions)	2011	2010	2009
Other Postretirement Benefits:
Service cost	$3	$2	$2
Interest cost	39	46	50
Expected return on plan assets	(1)	(1)	(1)
Amortization of prior service credit	(2)	(2)	(2)
Recognized actuarial net gain	(8)	(1)	(3)
Net settlement and curtailment gain	(8)	-	-

Net periodic other postretirement benefit cost	$23	$44	$46

(Dollars in millions)
Current year actuarial gain	$(8)
Amortization of prior service credit	2
Amortization of actuarial net gain	8
Net settlements and curtailments	10
Total recognized in other comprehensive loss	$12
Net recognized in net periodic other postretirement benefit cost and other comprehensive loss	$35

	Benefit Obligation		Net Cost
	2011	2010	2011	2010	2009
Discount rate	4.3%	4.9%	4.9%	5.5%	6.0%
Expected return on plan assets	-	-	5.0%	5.0%	5.8%

	2011	2010
Health care cost trend rate assumed for next year	8.5%	9.0%
Rate that the cost trend rate gradually declines to	5.0%	5.0%
Year that the rate reaches the rate it is assumed to remain at	2019	2019

	2011 One-Percentage-Point
(Dollars in millions)	Increase	Decrease
Effect on total service and interest cost	$2	$(2)
Effect on postretirement benefit obligation	47	(40)

Disclosure Of Share Based Compensation Arrangements By Share Based Payment Award Text Block
	Stock Options		Stock Appreciation Rights		Performance Share Units
(shares and units in thousands)	Shares	Average Price*	Shares	Average Price*	Units	Average Price**	Other Incentive Shares / Units
Outstanding at:
December 31, 2010	27,337	$44.82	31,220	$64.72	3,024	$65.96	807
Granted	320	78.99	4,916	79.09	946	78.99	455
Exercised/earned	(6,551)	37.36	(1,249)	64.96	(746)	75.21	(116)
Cancelled	(77)	53.78	(849)	68.30	(262)	71.40	(37)
December 31, 2011	21,029	$47.63	34,038	$66.70	2,962	$67.31	1,109

	Equity Awards Vested and Expected to Vest				Equity Awards That Are Exercisable
(shares in thousands, aggregate intrinsic value in millions)	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**
Stock Options/Stock Appreciation Rights	54,779	$59.01	$771	5.0	37,362	$55.03	$675	3.6
Performance Share Units/Restricted Stock	3,065	-	224	1.3

	2011	2010	2009
Expected volatility	26% - 32%	24% - 28%	30% - 42%
Weighted-average volatility	26%	25%	30%
Expected term (in years)	7.5 - 8.0	7.4 - 7.9	7.4 - 7.9
Expected dividends	2.4%	2.7%	2.1%
Risk-free rate	0.1% - 3.5%	0.1% - 4.0%	0% - 2.5%

Schedule Of Multiemployer Plans Table [Text Block]
(Dollars in millions)		Pension Protection Act Zone Status		FIP/RP Status	Contributions				Expiration Date of Collective-Bargaining Agreement
Pension Fund	EIN/Pension Plan Number	2011	2010	Pending/ Implemented	2011	2010	2009	Surcharge Imposed
National Elevator Industry Plan	23-2694291	Green	Green	No	$56	$55	$60	No	July 8, 2012
Other funds					38	35	37

					$94	$90	$97

Note 12: Restructuring and Other Costs (Tables)	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Schedule of Restructuring and Related Costs [Text Block]
(Dollars in millions)
Otis	$73
Carrier	46
UTC Fire & Security	80
Pratt & Whitney	67
Hamilton Sundstrand	16
Sikorsky	53
Eliminations and other	1
Total	$336

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Expected costs	$290	$4	$74	$368
Costs incurred during 2011	(259)	(4)	(23)	(286)

Remaining costs at December 31, 2011	$31	$-	$51	$82

(Dollars in millions)	Expected Costs	Costs Incurred During 2011	Remaining Costs at December 31, 2011
Otis	$100	$(76)	$24
Carrier	47	(31)	16
UTC Fire & Security	68	(62)	6
Pratt & Whitney	65	(52)	13
Hamilton Sundstrand	14	(13)	1
Sikorsky	73	(51)	22
Eliminations and other	1	(1)	-

Total	$368	$(286)	$82

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Expected costs	$319	$30	$98	$447
Costs incurred during 2010	(301)	(19)	(51)	(371)
Costs incurred during 2011	(9)	(11)	(35)	(55)

Remaining costs at December 31, 2011	$9	$-	$12	$21

(Dollars in millions)	Expected Costs	Costs Incurred During 2010	Costs Incurred During 2011	Remaining Costs at December 31, 2011
Otis	$87	$(87)	$-	$-
Carrier	98	(74)	(19)	5
UTC Fire & Security	94	(64)	(23)	7
Pratt & Whitney	93	(84)	(8)	1
Hamilton Sundstrand	40	(29)	(3)	8
Sikorsky	17	(15)	(2)	-
Eliminations and other	18	(18)	-	-
Total	$447	$(371)	$(55)	$21

Schedule of Restructuring Reserve by Type of Cost [Text Block]
(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Net pre-tax restructuring charges	$259	$4	$23	$286
Utilization and foreign exchange	(115)	(4)	(13)	(132)

Balance at December 31, 2011	$144	$-	$10	$154

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Restructuring accruals at January 1, 2011	$203	$-	$24	$227
Net pre-tax restructuring charges	9	11	35	55
Utilization and foreign exchange	(156)	(11)	(44)	(211)

Balance at December 31, 2011	$56	$-	$15	$71

Note 13: Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Schedule of Derivative Instruments in Statement of Financial Position, Fair Value [Text Block]
(Dollars in millions)	Balance Sheet Asset Location	2011	2010

Derivatives designated as hedging instruments:
Foreign Exchange Contracts	Other assets, current	$69	$73
Foreign Exchange Contracts	Other assets	3	24
		72	97

Derivatives not designated as hedging instruments:
Foreign Exchange Contracts	Other assets, current	40	31
Foreign Exchange Contracts	Other assets	2	5
		42	36

Total Asset Derivative Contracts		$114	$133

	Balance Sheet Liability Location
Derivatives designated as hedging instruments:
Foreign Exchange Contracts	Accrued liabilities	$81	$16
Foreign Exchange Contracts	Other long-term liabilities	43	1
		124	17

Derivatives not designated as hedging instruments:
Foreign Exchange Contracts	Accrued liabilities	40	33
Foreign Exchange Contracts	Other long-term liabilities	1	3
		41	36

Total Liability Derivative Contracts		$165	$53

Schedule of Derivative Instruments, Gain (Loss) in Statement of Financial Performance [Text Block]
	December 31,
(Dollars in millions)	2011	2010
(Loss) gain recorded in Accumulated other comprehensive loss	$(46)	$72
Gain reclassified from Accumulated other comprehensive loss into Product sales (effective portion)	96	119

Schedule of Foreign Exchange Contracts Not Designated as Hedges, Gain (Loss) In Statement of Financial Performance [Text Block]
	December 31,
(Dollars in millions)	2011	2010
(Loss) gain recognized in Other income, net	$(39)	$153

Fair Value, Measurement Inputs, Disclosure [Text Block]
(Dollars in millions)	Total Carrying Value at December 31, 2011	Quoted price in active markets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Available-for-sale securities	$926	$926	$-	$-
Derivative assets	114	-	114	-
Derivative liabilities	(165)	-	(165)	-

(Dollars in millions)	Total Carrying Value at December 31, 2010	Quoted price in active markets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Available-for-sale securities	$829	$829	$-	$-
Derivative assets	133	-	133	-
Derivative liabilities	(53)	-	(53)	-

Fair Value, by Balance Sheet Grouping [Text Block]
	2011		2010
(Dollars in millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Long-term receivables	$283	$276	$300	$276
Customer financing notes receivable	309	297	376	346
Long-term debt (excluding capitalized leases)	(9,575)	(11,639)	(10,117)	(11,500)

Note 14: Credit Quality of Long-Term Receivables (Tables)	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Allowance for Credit Losses on Financing Receivables Table [Text Block]
(Dollars in millions)
Beginning balance of the reserve for credit losses and exposure as of January 1, 2011	$42
Provision	25
Charge-offs	-
Recoveries	(9)
Other	12
Ending balance of the reserve for credit losses and exposure: individually evaluated for impairment as of December 31, 2011	$70
Ending balance of long-term receivables: individually evaluated for impairment as of December 31, 2011	$569

Ending balance of the reserve for credit losses and exposure: individually evaluated for impairment as of December 31, 2010	$42
Ending balance of long-term receivables: individually evaluated for impairment as of December 31, 2010	$614

Financing Receivable Credit Quality Indicators Table [Text Block]
(Dollars in millions)	December 31, 2011	December 31, 2010
Long-term trade accounts receivable	$204	$198
Notes and leases receivable	365	416
Total long-term receivables	$569	$614

	December 31, 2011		December 31, 2010
(Dollars in millions)	Long-term trade accounts receivable	Notes and leases receivable	Long-term trade accounts receivable	Notes and leases receivable
A - (low risk, collateralized/uncollateralized)	$201	$-	$193	$-
B - (moderate risk, collateralized/uncollateralized)	3	295	5	336
C - (high risk, collateralized/uncollateralized)	-	70	-	80
D - (in default, uncollateralized)	-	-	-	-
Total	$204	$365	$198	$416

Note 15: Guarantees (Tables)	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Schedule of Guarantor Obligations [Text Block]
	2011		2010
(Dollars in millions)	Maximum Potential Payment	Carrying Amount of Liability	Maximum Potential Payment	Carrying Amount of Liability
IAE's financing arrangements* (See Note 4)	$989	$20	$992	$12
Commercial aerospace financing arrangements (See Note 4)	323	30	336	12
Credit facilities and debt obligations - unconsolidated subsidiaries (expire 2012 to 2034)	239	3	225	3
Performance guarantees	33	-	40	-
Commercial customer financing arrangements	-	-	191	1

Product Warranty Disclosure [Text Block]
(Dollars in millions)	2011	2010
Balance as of January 1	$1,136	$1,072
Warranties and performance guarantees issued	475	440
Settlements made	(440)	(379)
Other	297	3
Balance as of December 31	$1,468	$1,136

Note 16: Collaborative Arrangements (Tables)	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Collaborative Arrangement Income Statement Classifications And Amounts [Text Block]
(Dollars in millions)	2011	2010	2009
Collaborator share of sales:
Cost of products sold	$963	$850	$772
Cost of services sold	36	38	29

Collaborator share of program costs (reimbursement of expenses incurred):
Cost of products sold	(88)	(83)	(66)
Research and development	(220)	(135)	(97)
Selling, general and administrative	(4)	(5)	(4)

Note 18: Segment Financial Data (Tables)	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Schedule Of Segment Reporting Information By Segment [Text Block]
				Net Sales			Operating Profits
(Dollars in millions)				2011	2010	2009	2011	2010	2009
Otis				$12,437	$11,579	$11,723	$2,815	$2,575	$2,447
Carrier				11,969	11,386	11,335	1,520	1,062	740
UTC Fire & Security				6,895	6,490	5,503	692	714	493
Pratt & Whitney				13,430	12,935	12,392	1,999	1,987	1,835
Hamilton Sundstrand				6,150	5,608	5,560	1,082	918	857
Sikorsky				7,355	6,684	6,287	840	716	608

Total segment				58,236	54,682	52,800	8,948	7,972	6,980
Eliminations and other				(46)	(356)	(375)	(430)	(409)	(255)
General corporate expenses				-	-	-	(419)	(377)	(348)

Consolidated				$58,190	$54,326	$52,425	$8,099	$7,186	$6,377

	Total Assets			Capital Expenditures			Depreciation & Amortization
(Dollars in millions)	2011	2010	2009	2011	2010	2009	2011	2010	2009
Otis	$8,717	$8,097	$7,908	$75	$55	$67	$223	$211	$204
Carrier	9,432	9,472	9,804	189	138	90	164	183	191
UTC Fire & Security	12,198	12,365	10,304	116	96	72	268	274	214
Pratt & Whitney	10,705	10,139	10,063	290	321	288	332	340	329
Hamilton Sundstrand	8,593	8,540	8,509	163	117	114	172	172	174
Sikorsky	4,628	4,521	4,167	92	108	95	84	83	68

Total segment	54,273	53,134	50,755	925	835	726	1,243	1,263	1,180
Eliminations and other	7,179	5,359	5,007	58	30	100	104	93	78

Consolidated	$61,452	$58,493	$55,762	$983	$865	$826	$1,347	$1,356	$1,258

Schedule of Revenue from External Customers Attributed to Foreign Countries by Geographic Area [Text Block]
	External Net Sales			Operating Profits			Long-Lived Assets
(Dollars in millions)	2011	2010	2009	2011	2010	2009	2011	2010	2009
United States Operations	$30,438	$28,911	$27,990	$4,586	$4,112	$3,771	$2,974	$3,013	$3,096
International Operations
Europe	12,601	11,957	12,216	2,136	1,872	1,743	1,210	1,282	1,346
Asia Pacific	9,394	7,986	7,173	1,513	1,229	990	883	839	845
Other	5,380	5,374	4,991	713	759	476	760	804	714
Eliminations and other	377	98	55	(849)	(786)	(603)	374	342	363

Consolidated	$58,190	$54,326	$52,425	$8,099	$7,186	$6,377	$6,201	$6,280	$6,364

(Dollars in millions)	2011	2010	2009
Europe	$2,310	$1,918	$2,089
Asia Pacific	2,506	2,688	2,430
Other	3,141	2,690	2,477

	$7,957	$7,296	$6,996

Schedule Of Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries By Country [Text Block]
	External Net Sales			Operating Profits			Long-Lived Assets
(Dollars in millions)	2011	2010	2009	2011	2010	2009	2011	2010	2009
United States Operations	$30,438	$28,911	$27,990	$4,586	$4,112	$3,771	$2,974	$3,013	$3,096
International Operations
Europe	12,601	11,957	12,216	2,136	1,872	1,743	1,210	1,282	1,346
Asia Pacific	9,394	7,986	7,173	1,513	1,229	990	883	839	845
Other	5,380	5,374	4,991	713	759	476	760	804	714
Eliminations and other	377	98	55	(849)	(786)	(603)	374	342	363

Consolidated	$58,190	$54,326	$52,425	$8,099	$7,186	$6,377	$6,201	$6,280	$6,364

Schedule Of Revenue By Major Customers By Reporting Segments Table [Text Block]
(Dollars in millions)	2011	2010	2009
Pratt & Whitney	$3,696	$4,081	$3,942
Hamilton Sundstrand	1,043	1,137	1,230
Sikorsky	4,967	4,529	3,979
Other	125	153	127

	$9,831	$9,900	$9,278

Selected Quarterly Financial Data - Unaudited (Tables)	12 Months Ended
Dec. 31, 2011
Selected Quarterly Financial Information [Abstract]
Schedule Of Quarterly Financial Information [Table Text Block]
	2011 Quarters				2010 Quarters
(Dollars in millions, except per share amounts)	First	Second	Third	Fourth	First	Second	Third	Fourth
Net Sales	$13,344	$15,076	$14,804	$14,966	$12,040	$13,802	$13,620	$14,864
Gross margin	3,703	4,171	4,048	4,115	3,308	3,787	3,953	3,864
Net income attributable to common shareowners	1,012	1,318	1,324	1,325	866	1,110	1,198	1,199
Earnings per share of Common Stock:
Basic – net income	$1.13	$1.48	$1.49	$1.49	$.95	$1.22	$1.32	$1.33
Diluted – net income	$1.11	$1.45	$1.47	$1.47	$.93	$1.20	$1.30	$1.31

	2011			2010
Common Stock	High	Low	Dividend	High	Low	Dividend
First quarter	$85.46	$77.05	$.425	$74.85	$65.01	$.425
Second quarter	$90.67	$81.19	$.480	$77.09	$62.88	$.425
Third quarter	$91.83	$67.12	$.480	$73.81	$63.62	$.425
Fourth quarter	$80.36	$66.87	$.480	$79.70	$70.23	$.425

Performance Graph - Unaudited (Tables)	12 Months Ended
Dec. 31, 2011
Performance Graph [Abstract]
Cumulative Total Shareholder Return Table [Text Block]
	December
	2006	2007	2008	2009	2010	2011
United Technologies Corporation	$100.00	$124.44	$89.06	$118.71	$137.98	$131.12
S&P 500 Index	$100.00	$105.49	$66.46	$84.05	$96.71	$98.76
Dow Jones Industrial Average	$100.00	$108.87	$74.12	$90.91	$103.70	$112.39

Schedule II - Valuation and Qualifying Accounts (Tables)	12 Months Ended
Dec. 31, 2011
SEC Schedule Article 12-09 Valuation And Qualifying Accounts [Abstract]
Schedule Of Valuation And Qualifying Accounts Disclosure [Text Block]
SCHEDULE II
UNITED TECHNOLOGIES CORPORATION AND SUBSIDIARIES
Valuation and Qualifying Accounts
Three Years Ended December 31, 2011
(Millions of Dollars)

Allowances for Doubtful Accounts and Other Customer Financing Activity:

Balance December 31, 2008	$386
Provision charged to income	145
Doubtful accounts written off (net)	(80)
Balance December 31, 2009	451
Provision charged to income	58
Doubtful accounts written off (net)	(47)
Other adjustments	(14)
Balance December 31, 2010	448
Provision charged to income	88
Doubtful accounts written off (net)	(38)
Other adjustments	(42)
Balance December 31, 2011	$456

Future Income Tax Benefits - Valuation allowance:

Balance December 31, 2008	$698
Additions charged to income tax expense	186
Additions charged to goodwill, due to acquisitions	3
Reductions credited to income tax expense	(16)
Other adjustments	32
Balance December 31, 2009	903
Additions charged to income tax expense	93
Reductions charged to goodwill, due to acquisitions	(3)
Reductions credited to income tax expense	(44)
Other adjustments	(38)
Balance December 31, 2010	911
Additions charged to income tax expense	130
Reductions credited to income tax expense	(27)
Other adjustments	(37)
Balance December 31, 2011	$977

Note 1: Summary of Accounting Principles (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Restricted Cash And Cash Equivalents	$ 37	$ 75
Contract Receivable Retainage	154	165
Unbilled Contracts Receivable	1,060	862
Excess Of Replacement Or Current Costs Over Stated LIFO Value	144	137
Finite-Lived Intangible Assets [Line Items]
Adjustments To Assets Measured At Fair Value On Non-Recurring Basis	66	245
Asset Retirement Obligation	$ 164	$ 189
Service portfolios [Member]
Finite-Lived Intangible Assets [Line Items]
Finite Lived Intangible Assets Useful Life Minimum (in years)	5
Finite Lived Intangible Assets Useful Life Maximum (in years)	30
Patents and trademarks [Member]
Finite-Lived Intangible Assets [Line Items]
Finite Lived Intangible Assets Useful Life Minimum (in years)	3
Finite Lived Intangible Assets Useful Life Maximum (in years)	40
Other, principally customer relationships [Member]
Finite-Lived Intangible Assets [Line Items]
Finite Lived Intangible Assets Useful Life Minimum (in years)	2
Finite Lived Intangible Assets Useful Life Maximum (in years)	32

Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets (Details) (USD $) Share data in Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Business Acquisition [Line Items]
Equity Method Investment Other Than Temporary Impairment	$ 66,000,000
Midsize Passenger Aircraft Lower Bound	120
Midsize Passenger Aircraft Upper Bound	230
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Disposal Group Not Discontinued Operation Loss Gain On Write Down		86,000,000
Goodwill [Line Items]
Goodwill - Beginning Balance	17,721,000,000
Goodwill resulting from business combinations	432,000,000	1,700,000,000	630,000,000
Goodwill translation and other	(210,000,000)
Goodwill - Ending Balance	17,943,000,000	17,721,000,000
Finite-Lived Intangible Assets [Line Items]
Gross Amount	5,828,000,000	5,620,000,000
Accumulated Amortization	(2,672,000,000)	(2,317,000,000)
Acquisition Cost Of Acquired Entities and Interest in Affiliates	372,000,000	2,800,000,000	703,000,000
Noncash or Part Noncash Acquisition and Interest in Affiliates Debt Assumed	15,000,000	39,000,000
Indefinite-Lived Intangible Assets (Excluding Goodwill)	762,000,000	757,000,000
Intangible Assets Gross Excluding Goodwill	6,590,000,000	6,377,000,000
Intangible Assets Accumulated Amortization Excluding Goodwill	(2,672,000,000)	(2,317,000,000)
Amortization of Intangible Assets	398,000,000	387,000,000
Finite-Lived Intangible Assets, Future Amortization Expense	325,000,000
Service portfolios [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Amount	2,036,000,000	1,950,000,000
Accumulated Amortization	(1,060,000,000)	(942,000,000)
Patents and trademarks [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Amount	463,000,000	441,000,000
Accumulated Amortization	(183,000,000)	(153,000,000)
Other, principally customer relationships [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Amount	3,329,000,000	3,229,000,000
Accumulated Amortization	(1,429,000,000)	(1,222,000,000)
Carrier [Member]
Goodwill [Line Items]
Goodwill - Beginning Balance	3,171,000,000
Goodwill resulting from business combinations	52,000,000
Goodwill translation and other	(121,000,000)
Goodwill - Ending Balance	3,102,000,000
Hamilton Sundstrand [Member]
Goodwill [Line Items]
Goodwill - Beginning Balance	4,491,000,000
Goodwill resulting from business combinations	(8,000,000)
Goodwill translation and other	(8,000,000)
Goodwill - Ending Balance	4,475,000,000
Otis [Member]
Goodwill [Line Items]
Goodwill - Beginning Balance	1,470,000,000
Goodwill resulting from business combinations	62,000,000
Goodwill translation and other	(16,000,000)
Goodwill - Ending Balance	1,516,000,000
UTC Fire and Security [Member]
Goodwill [Line Items]
Goodwill - Beginning Balance	6,646,000,000
Goodwill resulting from business combinations	58,000,000
Goodwill translation and other	(48,000,000)
Goodwill - Ending Balance	6,656,000,000
Pratt and Whitney [Member]
Goodwill [Line Items]
Goodwill - Beginning Balance	1,224,000,000
Goodwill resulting from business combinations	0
Goodwill translation and other	(1,000,000)
Goodwill - Ending Balance	1,223,000,000
Sikorsky [Member]
Goodwill [Line Items]
Goodwill - Beginning Balance	330,000,000
Goodwill resulting from business combinations	24,000,000
Goodwill translation and other	(6,000,000)
Goodwill - Ending Balance	348,000,000
Total Segments [Member]
Goodwill [Line Items]
Goodwill - Beginning Balance	17,332,000,000
Goodwill resulting from business combinations	188,000,000
Goodwill translation and other	(200,000,000)
Goodwill - Ending Balance	17,320,000,000
Eliminations and other [Member]
Goodwill [Line Items]
Goodwill - Beginning Balance	389,000,000
Goodwill resulting from business combinations	244,000,000
Goodwill translation and other	(10,000,000)
Goodwill - Ending Balance	623,000,000
Carrier Midea Joint Venture [Member]
Limited Liability Company or Limited Partnership [Line Items]
Limited Liability Company Or Limited Partnership Date Of Business Formation	November 2011
Carrier Enterprise LLC [Member]
Limited Liability Company or Limited Partnership [Line Items]
Limited Liability Company Or Limited Partnership Date Of Business Formation			July 2009
Carrier [Member]
Limited Liability Company or Limited Partnership [Line Items]
Limited Liability Company Or Limited Partnership Shares Received In Consideration Of Contribution			3
Carrier [Member] | Carrier Midea Joint Venture [Member]
Limited Liability Company or Limited Partnership [Line Items]
Limited Liability Company LLC Or Limited Partnership LP Members Or Limited Partners Ownership Interest	49.00%
Gain Recognized On Limited Liability Company Or Limited Partnership Formation	80,000,000
Carrier [Member] | Carrier Enterprise LLC [Member]
Limited Liability Company or Limited Partnership [Line Items]
Limited Liability Company LLC Or Limited Partnership LP Members Or Limited Partners Ownership Interest			40.00%
Gain Recognized On Limited Liability Company Or Limited Partnership Formation			60,000,000
Watsco [Member] | Carrier Enterprise LLC [Member]
Limited Liability Company or Limited Partnership [Line Items]
Limited Liability Company LLC Or Limited Partnership LP Members Or Limited Partners Ownership Interest			60.00%
Key Provisions Of Operating Or Partnership Agreement Description			options to purchase an additional 20% interest from Carrier in future years
Pratt and Whitney [Member]
Limited Liability Company or Limited Partnership [Line Items]
Limited Liability Company LLC Or Limited Partnership LP Members Or Limited Partners Ownership Interest	66.00%
Midea Group Of China [Member] | Carrier Midea Joint Venture [Member]
Limited Liability Company or Limited Partnership [Line Items]
Limited Liability Company LLC Or Limited Partnership LP Members Or Limited Partners Ownership Interest	51.00%
Carrier [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Disposal Group Not Discontinued Operation Loss Gain On Write Down		58,000,000
Hamilton Sundstrand [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Disposal Group Not Discontinued Operation Loss Gain On Write Down		28,000,000
Sikorsky [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Disposal Group Not Discontinued Operation Loss Gain On Write Down	73,000,000
GE Security [Member]
Business Acquisition [Line Items]
Business Acquisition Cost Of Acquired Entity Purchase Price		1,800,000,000
Noncash Or Part Noncash Acquisition Debt Assumed1		32,000,000
Business Acquisition Date Of Acquisition Agreement		March 1, 2010
Business Acquisition Purchase Price Allocation Goodwill Amount		1,100,000,000
Business Acquisition Purchase Price Allocation Amortizable Intangible Assets Amount		600,000,000
UTC Fire and Security [Member]
Business Acquisition [Line Items]
Equity Method Investment Other Than Temporary Impairment	66,000,000
Clipper Windpower [Member]
Business Acquisition [Line Items]
Business Acquisition Cost Of Acquired Entity Purchase Price		385,000,000
Business Acquisition Date Of Acquisition Agreement		December 2010
Business Combination Step Acquisition Equity Interest In Acquiree Percentage		49.90%
Equity Method Investment Other Than Temporary Impairment		159,000,000
Business Combination Step Acquisition Equity Interest In Acquiree Remeasurement Gain Or Loss		21,000,000
Business Acquisition Purchase Price Allocation Goodwill And Intangible Assets Amount		650,000,000
Goodwill, Purchase Accounting Adjustments	244,000,000
GST Holdings Limited [Member]
Business Acquisition [Line Items]
Business Acquisition Cost Of Acquired Entity Purchase Price			360,000,000
Business Acquisition Date Of Acquisition Agreement			August 2009
Business Acquisition Purchase Price Allocation Goodwill Amount			200,000,000
Business Acquisition Purchase Price Allocation Amortizable Intangible Assets Amount			100,000,000
Business Combination Step Acquisition Equity Interest In Acquiree Percentage			71.00%
Business Combination Step Acquisition Remaining Interest Acquired			250,000,000
Goodrich Corporation [Member]
Business Acquisition [Line Items]
Business Acquisition Cost Of Acquired Entity Purchase Price	18,400,000,000
Noncash Or Part Noncash Acquisition Debt Assumed1	1,900,000,000
Business Acquisition Date Of Acquisition Agreement	September 21, 2011
Business Acquisition Cash Paid Per Share	$ 128
Business Acquisition Cost Of Acquired Entity Purchase Price Excluding Debt Assumed	16,500,000,000
Equity Component Of Financing Transaction	25.00%
Business Acquisition, Revenue Reported by Acquired Entity for Last Annual Period		7,000,000,000
International Aero Engines AG [Member]
Business Acquisition [Line Items]
Business Acquisition Cost Of Acquired Entity Purchase Price	$ 1,500,000,000
Business Acquisition Date Of Acquisition Agreement	October 12, 2011
Rolls Royce [Member]
Business Acquisition [Line Items]
Length Of Time For Agreement	15 years

Note 3: Earnings Per Share (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Notes to Consolidated Financial Statements [Abstract]
Net income attributable to common shareowners	$ 1,325	$ 1,324	$ 1,318	$ 1,012	$ 1,199	$ 1,198	$ 1,110	$ 866	$ 4,979	$ 4,373	$ 3,829
Basic weighted average number of shares outstanding									892.3	907.9	917.4
Stock Awards									14.5	14.8	11.4
Diluted weighted average number of shares outstanding									906.8	922.7	928.8
Basic	$ 1.49	$ 1.49	$ 1.48	$ 1.13	$ 1.33	$ 1.32	$ 1.22	$ 0.95	$ 5.58	$ 4.82	$ 4.17
Diluted	$ 1.47	$ 1.47	$ 1.45	$ 1.11	$ 1.31	$ 1.3	$ 1.2	$ 0.93	$ 5.49	$ 4.74	$ 4.12
Outstanding stock awards excluded from the computation of diluted earnings per share									0	11.4	20.2

Note 4: Commercial Aerospace Industry Assets and Commitments (Details) (USD $)	Dec. 31, 2011	Dec. 31, 2010
International Aero Engines [Member]
Accounts Notes And Loans Receivable [Line Items]
Equity Method Investment Ownership Percentage	33.00%
Company Share Of Commitments And Guarantees	$ 252,000,000
International Aero Engines [Member] | Financing Commitments [Member]
Accounts Notes And Loans Receivable [Line Items]
Guarantee Obligations Maximum Exposure	728,000,000
International Aero Engines [Member] | Market Value Guarantee [Member]
Accounts Notes And Loans Receivable [Line Items]
Guarantee Obligations Maximum Exposure	50,000,000
International Aero Engines [Member] | Operating Leases Future Minimum Payments Due Future Minimum Sublease Rentals [Member]
Accounts Notes And Loans Receivable [Line Items]
Guarantee Obligations Maximum Exposure	211,000,000
Commercial Aerospace [Member]
Accounts Notes And Loans Receivable [Line Items]
Accounts, Notes, Loans and Financing Receivable, gross	3,736,000,000	3,384,000,000
Products Under Lease	665,000,000
Notes Receivable Gross	365,000,000
Notes and leases, future minimum payments receivable, current	37,000,000
Notes and leases, future minimum payments, receivable in two years	57,000,000
Notes and leases, future minimum payments, receivable in three years	26,000,000
Notes and leases, future minimum payments, receivable in four years	30,000,000
Notes and leases, future minimum payments, receivable in five years	30,000,000
Notes and Leases, Future Minimum Payments, Receivable Due Thereafter	185,000,000
Fair Value Disclosure, Off-balance Sheet Risks, Amount, Asset	2,270,000,000	2,032,000,000
Notes and leases, future commitments, current	131,000,000
Notes and leases, future commitments, exercisable in two years	252,000,000
Notes and leases, future commitments, exercisable in three years	427,000,000
Notes and leases, future commitments, exercisable in four years	206,000,000
Notes and leases, future commitments, exercisable in five years	368,000,000
Notes and leases, future commitments, exercisable thereafter	886,000,000
Guarantee Obligations Maximum Exposure	323,000,000
Deferred Assets Long Term Aftermarket Maintenance Contract	235,000,000	290,000,000
Deferred Revenues Long Term Aftermarket Maintenance Contract	1,708,000,000	1,474,000,000
Allowance For Accounts Notes Receivable	169,000,000	133,000,000
Commercial Aerospace And International Aero Engines [Member]
Accounts Notes And Loans Receivable [Line Items]
Guarantee Obligations And Rental Commitments Current Carrying Value	$ 73,000,000	$ 38,000,000

Note 5: Inventories and Contracts in Progress (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Raw materials	$ 1,321	$ 1,221
Work-in-process	3,175	3,259
Finished goods	3,078	3,026
Contracts in progress	6,899	6,340
Inventories before payments and billings	14,473	13,846
Progress Payments Netted Against Inventory For Long Term US Government Contracts Or Programs	(422)	(275)
Billings on contracts in progress	(6,254)	(5,805)
Inventories and contracts in progress, net	7,797	7,766
Inventory Valuation Reserves	884	799
Capitalized research and development costs included in inventory	$ 776	$ 804
Percentage Of Inventory For Long Term Contracts Or Programs	75.00%	75.00%

Note 6: Fixed Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Notes to Consolidated Financial Statements [Abstract]
Land	$ 335	$ 342
Buildings And Improvements Gross	4,885	4,908
Machinery And Equipment Gross	9,994	10,010
Property Plant And Equipment Other	766	654
Fixed assets	15,980	15,914
Accumulated depreciation	(9,779)	(9,634)
Fixed assets, net	6,201	6,280	6,364
Property Plant And Equipment [Line Items]
Depreciation	$ 890	$ 900	$ 852
Land Buildings And Improvements [Member]
Property Plant And Equipment [Line Items]
Property Plant And Equipment Useful Life Minimum (in years)	12
Property Plant And Equipment Useful Life Maximum (in years)	40
Machinery And Equipment [Member]
Property Plant And Equipment [Line Items]
Property Plant And Equipment Useful Life Minimum (in years)	3
Property Plant And Equipment Useful Life Maximum (in years)	20

Note 7: Accrued Liabilities (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Customer Advances Current	$ 5,028	$ 5,203
Employee Related Liabilities Current	1,910	1,918
Litigation And Contract Matters Current	535	577
Accrued Income Taxes Current	547	504
Product Warranty Accrual Classified Current	702	449
Restructuring Reserve Current	248	358
Interest Payable Current	325	294
Workers Compensation Liability Current	215	210
Accrued Property Sales And Use Taxes	197	209
Other Accrued Liabilities Current	2,580	2,525
Accrued liabilities	$ 12,287	$ 12,247

Note 8: Borrowings and Lines of Credit (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Commercial Paper	$ 455,000,000	$ 0
Date of Change in Commercial Paper Borrowing Authority	November 2011
Maximum Commercial Paper Borrowing Authority	4,000,000,000	3,000,000,000
Other Short-term Borrowings	175,000,000	116,000,000
Short-term borrowings	630,000,000	116,000,000
Short Term Debt Weighted Average Interest Rate	1.50%	6.30%
Short Term Line of Credit Facilities Remaining Borrowing Capacities	1,300,000,000
Aggregate Line of Credit Facility Maximum Borrowing Capacity	4,000,000,000	3,000,000
Debt Instrument [Line Items]
Other Loans Payable	127,000,000	141,000,000
Other Long-term Debt	131,000,000	160,000,000
Total long-term debt	9,630,000,000	10,173,000,000
Long-term debt currently due	(129,000,000)	(163,000,000)
Long-term debt	9,501,000,000	10,010,000,000
Debt Percentage Bearing Variable Interest Rate	7.00%	2.00%
Long Term Debt Maturities Repayments Of Principal In Next Twelve Months	129,000,000
Long Term Debt Maturities Repayments Of Principal In Year Two	20,000,000
Long Term Debt Maturities Repayments Of Principal In Year Three	26,000,000
Long Term Debt Maturities Repayments Of Principal In Year Four	1,221,000,000
Long Term Debt Maturities Repayments Of Principal In Year Five	10,000,000
Long Term Debt Maturities Repayments Of Principal After Year Five	8,224,000,000
Bridge Loan [Member] | Goodrich Corporation [Member]
Short-term Debt [Line Items]
Agreement Date	November 8, 2011
Bridge Loan Maximum Borrowing Capacity	15,000,000,000
Length of Time To Repay Bridge Loan Facility	364 days
Notes 6.100% Due 2012 [Member]
Debt Instrument [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	6.10%
Debt Instrument, Maturity Year Date	2012-05-15
Debt Instrument Carrying Amount	0	500,000,000
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Extinguishment Of Debt, Amount	500,000,000
Extinguishment of Debt, Date		December 2011
Notes 4.875% Due 2015 [Member]
Debt Instrument [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	4.88%
Debt Instrument, Maturity Year Date	2015
Debt Instrument Carrying Amount	1,200,000,000	1,200,000,000
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 5.375% Due 2017 [Member]
Debt Instrument [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	5.38%
Debt Instrument, Maturity Year Date	2017
Debt Instrument Carrying Amount	1,000,000,000	1,000,000,000
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 6.125% Due 2019 [Member]
Debt Instrument [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	6.13%
Debt Instrument, Maturity Year Date	2019
Debt Instrument Carrying Amount	1,250,000,000	1,250,000,000
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 8.875% Due 2019 [Member]
Debt Instrument [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	8.88%
Debt Instrument, Maturity Year Date	2019
Debt Instrument Carrying Amount	272,000,000	272,000,000
Notes 4.500% Due 2020 [Member]
Debt Instrument [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	4.50%
Debt Instrument, Maturity Date	Apr 15, 2020
Debt Instrument Carrying Amount	1,250,000,000	1,250,000,000
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Debt Instrument, Issuance Date	February 2010
Debt Instrument, Frequency of Periodic Payment	semiannually
Debt Instrument, Date of First Required Payment	October 15, 2010
Notes 8.750% Due 2021 [Member]
Debt Instrument [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	8.75%
Debt Instrument, Maturity Year Date	2021
Debt Instrument Carrying Amount	250,000,000	250,000,000
Notes 6.700% Due 2028 [Member]
Debt Instrument [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	6.70%
Debt Instrument, Maturity Year Date	2028
Debt Instrument Carrying Amount	400,000,000	400,000,000
Notes 7.500% Due 2029 [Member]
Debt Instrument [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	7.50%
Debt Instrument, Maturity Year Date	2029
Debt Instrument Carrying Amount	550,000,000	550,000,000
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 5.400% Due 2035 [Member]
Debt Instrument [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	5.40%
Debt Instrument, Maturity Year Date	2035
Debt Instrument Carrying Amount	600,000,000	600,000,000
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 6.050% Due 2036 [Member]
Debt Instrument [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	6.05%
Debt Instrument, Maturity Year Date	2036
Debt Instrument Carrying Amount	600,000,000	600,000,000
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 6.125% Due 2038 [Member]
Debt Instrument [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	6.13%
Debt Instrument, Maturity Year Date	2038
Debt Instrument Carrying Amount	1,000,000,000	1,000,000,000
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 5.700% Due 2040 [Member]
Debt Instrument [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	5.70%
Debt Instrument, Maturity Date	Apr 15, 2040
Debt Instrument Carrying Amount	1,000,000,000	1,000,000,000
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Debt Instrument, Issuance Date	February 2010
Debt Instrument, Frequency of Periodic Payment	semiannually
Debt Instrument, Date of First Required Payment	October 15, 2010
Revolving Credit Agreement [Member]
Line of Credit Facility [Line Items]
Line of Credit Facility, Maximum Borrowing Capacity	2,000,000,000
Line of Credit Facility, Amount Outstanding	0
Line of Credit Facility, Expiration Date	November 2016
Line Of Credit Facility, Initiation Date	November 4, 2011
MultiCurrency Revolving Credit Agreement [Member]
Line of Credit Facility [Line Items]
Line of Credit Facility, Maximum Borrowing Capacity	2,000,000,000
Line of Credit Facility, Amount Outstanding	$ 0
Line of Credit Facility, Expiration Date	November 2016
Line Of Credit Facility, Initiation Date	November 4, 2011

Note 9: Equity (Details) (USD $)	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Notes to Consolidated Financial Statements [Abstract]
Net income attributable to common shareowners	$ 1,325,000,000	$ 1,324,000,000	$ 1,318,000,000	$ 1,012,000,000	$ 1,199,000,000	$ 1,198,000,000	$ 1,110,000,000	$ 866,000,000	$ 4,979,000,000	$ 4,373,000,000	$ 3,829,000,000
Transfers to noncontrolling interest - Increase in common stock for purchase of subsidiary shares									3,000,000	0	0
Transfers to noncontrolling interests - Decrease in common stock for purchase of subsidiary shares									(54,000,000)	(12,000,000)	(67,000,000)
Change from net income attributable to common shareowners and transfers to noncontrolling interest									$ 4,928,000,000	$ 4,361,000,000	$ 3,762,000,000

Note 10: Income Taxes (Details)	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Dec. 31, 2011 Expiration Period Current To Five Years [Member] USD ($)	Dec. 31, 2011 Expiration Period Six To Ten Years [Member] USD ($)	Dec. 31, 2011 Expiration Period Eleven To Twenty Years [Member] USD ($)	Dec. 31, 2011 Expiration Period Indefinite [Member] USD ($)	Dec. 31, 2011 Expiration Period Current To Five Years [Member] USD ($)	Dec. 31, 2011 Expiration Period Six To Ten Years [Member] USD ($)	Dec. 31, 2011 Expiration Period Eleven To Twenty Years [Member] USD ($)	Dec. 31, 2011 Expiration Period Indefinite [Member] USD ($)
Notes to Consolidated Financial Statements [Abstract]
Current Federal Tax Expense Benefit	$ 428,000,000		$ 122,000,000	$ 239,000,000
Current State And Local Tax Expense Benefit	99,000,000		128,000,000	54,000,000
Current Foreign Tax Expense Benefit	1,373,000,000		1,164,000,000	837,000,000
Current Income Tax Expense Benefit	1,900,000,000		1,414,000,000	1,130,000,000
Deferred Federal Income Tax Expense Benefit	528,000,000		461,000,000	370,000,000
Deferred State And Local Income Tax Expense Benefit	27,000,000		0	41,000,000
Deferred Foreign Income Tax Expense Benefit	(224,000,000)		(48,000,000)	40,000,000
Deferred income tax provision	331,000,000		413,000,000	451,000,000
Income tax expense	2,231,000,000		1,827,000,000	1,581,000,000
Other Tax Expense Benefit	864,000,000		276,000,000	(782,000,000)
Deferred Tax Assets Tax Deferred Expense Compensation And Benefits Employee Benefits	2,579,000,000		1,986,000,000
Deferred Tax Assets Other Asset Basis Differences	(569,000,000)		(540,000,000)
Deferred Tax Assets Other Liability Basis Differences	1,046,000,000		958,000,000
Deferred Tax Assets Operating Loss Carryforwards	723,000,000		729,000,000
Deferred Tax Assets Tax Credit Carryforwards Other	1,247,000,000		1,371,000,000
Deferred Tax Assets Valuation Allowance	(977,000,000)		(911,000,000)
Deferred Tax Assets Net	4,049,000,000		3,593,000,000
Deferred Tax Liabilities Property Plant And Equipment	667,000,000		647,000,000
Deferred Tax Liabilities Other	248,000,000		190,000,000
Deferred Tax Liabilities	915,000,000		837,000,000
Income Loss From Continuing Operations Before Income Taxes Domestic	3,293,000,000		2,655,000,000	2,584,000,000
Income Loss From Continuing Operations Before Income Taxes Foreign	4,312,000,000		3,883,000,000	3,176,000,000
Income before income taxes	7,605,000,000		6,538,000,000	5,760,000,000
Effective Income Tax Rate Reconciliation At Federal Statutory Income Tax Rate	35.00%	35.00%	35.00%	35.00%
Effective Income Tax Rate Reconciliation Foreign Income Tax Rate Differential	(4.30%)	(4.30%)	(7.60%)	(6.90%)
Effective Income Tax Rate Reconciliation Tax Settlements	(0.80%)	(0.80%)	0.00%	(0.70%)
Effective Income Tax Rate Reconciliation Other Adjustments	(0.60%)	(0.60%)	0.50%	0.00%
Effective Income Tax Rate Continuing Operations	29.30%	29.30%	27.90%	27.40%
Tax Adjustments Settlements And Unusual Provisions	63,000,000			38,000,000
Other Information Pertaining To Income Taxes	as well as a favorable tax impact of $17 million related to a U.K. tax rate reduction enacted in 2011	as well as a favorable tax impact of $17 million related to a U.K. tax rate reduction enacted in 2011		As a result of the global examination activity, we recognized approximately $18 million of associated pre-tax interest income adjustments during 2009.
Tax Credit Carryforward [Line Items]
Tax Credit Carryforward Amount	1,247,000,000								22,000,000	164,000,000	308,000,000	753,000,000
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	3,202,000,000				523,000,000	125,000,000	397,000,000	2,157,000,000
Unrecognized Tax Benefits That Would Impact Effective Tax Rate	946,000,000
Unrecognized Tax Benefits, Beginning Balance	891,000,000		793,000,000	773,000,000
Unrecognized Tax Benefits Increases Resulting From Current Period Tax Positions	71,000,000		115,000,000	90,000,000
Unrecognized Tax Benefits Increases Resulting From Prior Period Tax Positions	71,000,000		80,000,000	174,000,000
Unrecognized Tax Benefits Reductions Resulting From Lapse Of Applicable Statute Of Limitations	(24,000,000)		(81,000,000)	(20,000,000)
Unrecognized Tax Benefits Decreases Resulting From Settlements With Taxing Authorities	(63,000,000)		(16,000,000)	(224,000,000)
Unrecognized Tax Benefits, Ending Balance	946,000,000		891,000,000	793,000,000
Unrecognized Tax Benefits Interest On Income Taxes Expense	23,000,000		27,000,000	21,000,000
Unrecognized Tax Benefits Interest On Income Taxes Accrued	165,000,000		144,000,000	142,000,000
Unrecognized Tax Benefits, Timing Of Tax Return Inclusion Uncertainity	260,000,000			57,000,000
Significant Change In Unrecognized Tax Benefits Is Reasonably Possible [Line Items]
Significant Change In Unrecognized Tax Benefits Is Reasonably Possible Estimated Range Of Change, Lower Bound	160,000,000
Significant Change in Unrecognized Tax Benefits is Reasonably Possible Estimated Range of Change, Upper Bound	260,000,000
Tax benefits claimed related to 1998 German reorganization	258,000,000	198,000,000
Significant Change In Amount Of Valuation Allowances Is Reasonably Possible In Next Fiscal Year, Estimated Range Of Change, Lower Bound	150,000,000
Significant Change In Amount Of Valuation Allowances Is Reasonably Possible In Next Fiscal Year, Estimated Range Of Change, Upper Bound	200,000,000
Significant Change in Recognized Non Cash Tax Gains Is Reasonably Possible In Next Fiscal Year, Estimated Range Of Change, Lower Bound	225,000,000
Significant Change in Recognized Non Cash Tax Gains Is Reasonably Possible In Next Fiscal Year, Estimated Range Of Change, Upper Bound	350,000,000
Reduction In Tax Expense Refund Claim	63,000,000
Reduction In Pretax Interest Income Refund Claim	$ 89,000,000

Note 11: Employee Benefit Plans (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Jun. 30, 2010	Dec. 31, 2009	Jun. 30, 2009
Notes to Consolidated Financial Statements [Abstract]
Contributions to Defined Contribution Plans	$ 218,000,000		$ 200,000,000			$ 192,000,000
Employee Stock Ownership Plan ESOP Number Of Allocated Shares	33.6
Employee Stock Ownership Plan ESOP Number Of Suspense Shares	18.8
Employee Stock Ownership Plan ESOP Deferred Shares Fair Value	1,400,000,000
Defined Benefit Plan Amounts Recognized In Balance Sheet Abstract
Pension And Other Postretirement Defined Benefit Plans, Liabilities, Noncurrent	(5,007,000,000)		(3,592,000,000)
Defined Benefit Plan Estimated Future Benefit Payments Abstract
Domestic Defined Benefit Plan Cash Contributions By Employer	156,000,000		1,001,000,000
Domestic Defined Benefit Plan Stock Contributions By Employer	450,000,000		250,000,000			0
Foreign Defined Benefit Plan Cash Contributions By Employer	395,000,000		298,000,000
Defined Benefit Plan Pension Plans With Accumulated Benefit Obligations In Excess Of Plan Assets Abstract
Defined Benefit Plan Pension Plans With Accumulated Benefit Obligations In Excess Of Plan Assets Aggregate Projected Benefit Obligation	24,091,000,000		21,556,000,000
Defined Benefit Plan Pension Plans With Accumulated Benefit Obligations In Excess Of Plan Assets Aggregate Accumulated Benefit Obligation	23,198,000,000		20,562,000,000
Defined Benefit Plan Pension Plans With Accumulated Benefit Obligations In Excess Of Plan Assets Aggregate Fair Value Of Plan Assets	19,949,000,000		18,885,000,000
Defined Benefit Plan Accumulated Benefit Obligation	26,000,000,000		23,200,000,000
Percentage Of Growth Seeking Assets In Company's Overall Investment Strategy	65.00%
Percentage Of Income Generating Assets In Company's Overall Investment Strategy	35.00%
Percentage Of Enhanced Equity Assets In Global Equity Portfolio	9.00%
Pecentage Of Interest Rate Sensitivity Of Pension Plan Liabilities Fixed Income Portfolio Designed To Hedge	40.00%
Defined Benefit Plan Estimated Future Employer Contributions In Next Fiscal Year	100,000,000
Defined Benefit Plan Assumed Health Care Cost Trend Rates Abstract
Defined Benefit Plan Health Care Cost Trend Rate Assumed For Next Fiscal Year	8.50%		9.00%
Defined Benefit Plan Ultimate Health Care Cost Trend Rate	5.00%		5.00%
Defined Benefit Plan Year That Rate Reaches Ultimate Trend Rate	2019		2019
Defined Benefit Plan Effect Of One Percentage Point Change In Assumed Health Care Cost Trend Rates Abstract
Defined Benefit Plan Effect Of One Percentage Point Increase On Service And Interest Cost Components	2,000,000
Defined Benefit Plan, Effect of One Percentage Point Decrease on Service and Interest Cost Components 1	(2,000,000)
Defined Benefit Plan, Effect of One Percentage Point Increase on Accumulated Postretirement Benefit Obligation	47,000,000
Defined Benefit Plan, Effect of One Percentage Point Decrease on Accumulated Postretirement Benefit Obligation 1	(40,000,000)
Share Based Compensation Arrangement By Share Based Payment Award Number Of Shares Authorized	119,000,000
Share Based Compensation Arrangement By Share Based Payment Award Number Of Shares Available For Grant	56,000,000
Expected Range Of Shares Awarded Annually Under Long Term Incentive Plan	shares awarded on an annual basis will range from 1% to 1.5% of shares outstanding
Allocated Share Based Compensation Expense	229,000,000		154,000,000			153,000,000
Employee Service Share-based Compensation, Tax Benefit from Compensation Expense	75,000,000		47,000,000			49,000,000
Employee Service Share Based Compensation Cash Received From Exercise Of Stock Options	226,000,000		386,000,000			342,000,000
Employee Service Share Based Compensation Tax Benefit Realized From Exercise Of Stock Options	101,000,000		139,000,000			95,000,000
Employee Service Share Based Compensation Tax Benefit Realized From Vesting Of Performance Share Units	19,000,000		20,000,000			33,000,000
Employee Service Share Based Compensation Cash Flow Tax Benefit Reported	81,000,000		94,000,000			50,000,000
Employee Service Share Based Compensation Nonvested Awards Total Compensation Cost Not Yet Recognized	152,000,000
Employee Service Share Based Compensation Nonvested Awards Total Compensation Cost Not Yet Recognized Period For Recognition	1.9
Share Based Compensation Arrangement By Share Based Payment Award Fair Value Assumptions And Methodology Abstract
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Expected Volatility Rate, Minimum	26.00%		24.00%			30.00%
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Expected Volatility Rate, Maximum	32.00%		28.00%			42.00%
Share Based Compensation Arrangement By Share Based Payment Award Fair Value Assumptions Weighted Average Volatility Rate	26.00%		25.00%			30.00%
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Expected Term, Minimum	7.5		7.4			7.4
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Expected Term, Maximum	8		7.9			7.9
Share Based Compensation Arrangement By Share Based Payment Award Fair Value Assumptions Expected Dividend Rate	2.40%		2.70%			2.10%
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Risk Free Interest Rate, Minimum	0.10%		0.10%			0.00%
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Risk Free Interest Rate, Maximum	3.50%		4.00%			2.50%
Multiemployer Plans [Line Items]
Multiemployer Plans General Nature	We contribute to various domestic and foreign multiemployer defined benefit pension plans. The risks of participating in these multiemployer plans are different from single-employer plans in that assets contributed are pooled and may be used to provide benefits to employees of other participating employers. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers. Lastly, if we choose to stop participating in some of our multiemployer plans, we may be required to pay those plans a withdrawal liability based on the underfunded status of the plan.
Multiemployer Plans Period Contributions	94,000,000		90,000,000			97,000,000
Multiemployer Plans Period Contributions Significance Of Contributions					true		true
Multiemployer Plans Period Contributions Other Than Pensions	10,000,000		10,000,000			11,000,000
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share Based Compensation Arrangement By Share Based Payment Award Equity Instruments Vested In Period Total Fair Value	170,000,000		172,000,000			235,000,000
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share Based Compensation Arrangement By Share Based Payment Award Options Outstanding Number, Beginning Balance	27,337,000
Share Based Compensation Arrangement By Share Based Payment Award Options, Grants In Period	320,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercises in Period	(6,551,000)
Share Based Compensation Arrangement By Share Based Payment Award Options Forfeitures And Expirations In Period	(77,000)
Share Based Compensation Arrangement By Share Based Payment Award Options Outstanding Number, Ending Balance	21,029,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price, Beginning of Period	$ 44.82
Share Based Compensation Arrangement By Share Based Payment Award Options Grants In Period Weighted Average Exercise Price	$ 78.99
Share Based Compensation Arrangement By Share Based Payment Award Options Exercises In Period Weighted Average Exercise Price	$ 37.36
Share Based Compensation Arrangement By Share Based Payment Award Options Forfeitures And Expirations In Period Weighted Average Exercise Price	$ 53.78
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price, End of Period	$ 47.63
Stock Appreciation Rights (SARs) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share Based Compensation Arrangement By Share Based Payment Award Options Outstanding Number, Beginning Balance	31,220,000
Share Based Compensation Arrangement By Share Based Payment Award Options, Grants In Period	4,916,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercises in Period	(1,249,000)
Share Based Compensation Arrangement By Share Based Payment Award Options Forfeitures And Expirations In Period	(849,000)
Share Based Compensation Arrangement By Share Based Payment Award Options Outstanding Number, Ending Balance	34,038,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price, Beginning of Period	$ 64.72
Share Based Compensation Arrangement By Share Based Payment Award Options Grants In Period Weighted Average Exercise Price	$ 79.09
Share Based Compensation Arrangement By Share Based Payment Award Options Exercises In Period Weighted Average Exercise Price	$ 64.96
Share Based Compensation Arrangement By Share Based Payment Award Options Forfeitures And Expirations In Period Weighted Average Exercise Price	$ 68.3
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price, End of Period	$ 66.7
Performance Share Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share Based Compensation Arrangement By Share Based Payment Award Options Outstanding Number, Beginning Balance	3,024,000
Share Based Compensation Arrangement By Share Based Payment Award Options, Grants In Period	946,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercises in Period	(746,000)
Share Based Compensation Arrangement By Share Based Payment Award Options Forfeitures And Expirations In Period	(262,000)
Share Based Compensation Arrangement By Share Based Payment Award Options Outstanding Number, Ending Balance	2,962,000		3,024,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price, Beginning of Period	$ 65.96
Share Based Compensation Arrangement By Share Based Payment Award Options Grants In Period Weighted Average Exercise Price	$ 78.99
Share Based Compensation Arrangement By Share Based Payment Award Options Exercises In Period Weighted Average Exercise Price	$ 75.21
Share Based Compensation Arrangement By Share Based Payment Award Options Forfeitures And Expirations In Period Weighted Average Exercise Price	$ 71.4
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price, End of Period	$ 67.31		$ 65.96
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Weighted Average Grant Date Fair Value	$ 87.65		$ 78.73			$ 61.56
Share Based Compensation Arrangement By Share Based Payment Award Options Exercises In Period Total Intrinsic Value	59,000,000		62,000,000			100,000,000
Other Incentives [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share Based Compensation Arrangement By Share Based Payment Award Options Outstanding Number, Beginning Balance	807,000
Share Based Compensation Arrangement By Share Based Payment Award Options, Grants In Period	455,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercises in Period	(116,000)
Share Based Compensation Arrangement By Share Based Payment Award Options Forfeitures And Expirations In Period	(37,000)
Share Based Compensation Arrangement By Share Based Payment Award Options Outstanding Number, Ending Balance	1,109,000
Stock Options And Stock Appreciation Rights SARS [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Weighted Average Grant Date Fair Value	$ 20.26		$ 17.86			$ 16.01
Share Based Compensation Arrangement By Share Based Payment Award Options Exercises In Period Total Intrinsic Value	336,000,000		446,000,000			296,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Outstanding, Number	54,779,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Outstanding, Weighted Average Exercise Price	$ 59.01
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Exercisable, Aggregate Intrinsic Value	771,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Exercisable, Weighted Average Remaining Contractual Term	5
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercisable, Number	37,362,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercisable, Weighted Average Exercise Price	$ 55.03
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercisable, Intrinsic Value	675,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercisable, Weighted Average Remaining Contractual Term	3.6
Performance Share Units And Restricted Stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Outstanding, Number	3,065,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Outstanding, Weighted Average Exercise Price	$ 0
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Exercisable, Aggregate Intrinsic Value	224,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Exercisable, Weighted Average Remaining Contractual Term	1.3
National Elevator Industry Plan [Member]
Multiemployer Plans [Line Items]
Entity Tax Identification Number	232694291
Multiemployer Plans Certified Zone Status	Green		Green
Multiemployer Plans Funding Improvement Plan And Rehabilitation Plan	No
Multiemployer Plans Period Contributions	56,000,000		55,000,000			60,000,000
Multiemployer Plans Surcharge	No
Multiemployer Plans Collective Bargaining Arrangement Expiration Date	July 8, 2012
Other Funds [Member]
Multiemployer Plans [Line Items]
Multiemployer Plans Period Contributions	38,000,000		35,000,000			37,000,000
Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	5,214,000,000		5,340,000,000
Global Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	2,981,000,000	[1]	3,200,000,000	[1]
Enhanced Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,873,000,000	[2]	1,964,000,000	[2]
Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,159,000,000	[3]	1,134,000,000	[3]
US Treasury And Government [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	2,763,000,000		1,840,000,000
Corporate Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	5,277,000,000		5,445,000,000
Asset Backed Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	67,000,000	[4]	76,000,000	[4]
Real Estate [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,380,000,000	[5]	970,000,000	[5]
Other Pension Plan Assets [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,869,000,000	[6]	1,517,000,000	[6]
Cash And Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	359,000,000	[7]	293,000,000	[7]
Other Assets And Liabilities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	600,000,000	[8]	605,000,000	[8]
Pension Plan Assets Leveled [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	22,942,000,000		21,779,000,000
Quoted price in active markets (Level 1) [Member] | Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	5,210,000,000		5,332,000,000
Quoted price in active markets (Level 1) [Member] | Global Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	0	[1]	0	[1]
Quoted price in active markets (Level 1) [Member] | Enhanced Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	44,000,000	[2]	57,000,000	[2]
Quoted price in active markets (Level 1) [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	0	[3]	0	[3]
Quoted price in active markets (Level 1) [Member] | US Treasury And Government [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,564,000,000		691,000,000
Quoted price in active markets (Level 1) [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	0		21,000,000
Quoted price in active markets (Level 1) [Member] | Asset Backed Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	0	[4]	0	[4]
Quoted price in active markets (Level 1) [Member] | Real Estate [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	0	[5]	0	[5]
Quoted price in active markets (Level 1) [Member] | Other Pension Plan Assets [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	0	[6]	0	[6]
Quoted price in active markets (Level 1) [Member] | Cash And Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	0	[7]	0	[7]
Quoted price in active markets (Level 1) [Member] | Pension Plan Assets Leveled [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	6,818,000,000		6,101,000,000
Significant other observable inputs (Level 2) [Member] | Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	4,000,000		7,000,000
Significant other observable inputs (Level 2) [Member] | Global Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	2,981,000,000	[1]	3,200,000,000	[1]
Significant other observable inputs (Level 2) [Member] | Enhanced Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,590,000,000	[2]	1,662,000,000	[2]
Significant other observable inputs (Level 2) [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	0	[3]	0	[3]
Significant other observable inputs (Level 2) [Member] | US Treasury And Government [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,199,000,000		1,149,000,000
Significant other observable inputs (Level 2) [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	5,167,000,000		5,424,000,000
Significant other observable inputs (Level 2) [Member] | Asset Backed Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	67,000,000	[4]	76,000,000	[4]
Significant other observable inputs (Level 2) [Member] | Real Estate [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	16,000,000	[5]	26,000,000	[5]
Significant other observable inputs (Level 2) [Member] | Other Pension Plan Assets [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,869,000,000	[6]	1,517,000,000	[6]
Significant other observable inputs (Level 2) [Member] | Cash And Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	359,000,000	[7]	293,000,000	[7]
Significant other observable inputs (Level 2) [Member] | Pension Plan Assets Leveled [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	13,252,000,000		13,354,000,000
Unobservable inputs (Level 3) [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	2,324,000,000		1,771,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	2,872,000,000		2,324,000,000
Defined Benefit Plan Actual Return On Plan Assets Sold During Period	101,000,000		151,000,000
Defined Benefit Plan Actual Return On Plan Assets Still Held	159,000,000		123,000,000
Defined Benefit Plan Purchases Sales And Settlements	288,000,000		257,000,000
Defined Benefit Plan Transfers Between Measurement Levels			22,000,000
Unobservable inputs (Level 3) [Member] | Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	1,000,000		0
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	0		1,000,000
Defined Benefit Plan Actual Return On Plan Assets Sold During Period	0
Defined Benefit Plan Actual Return On Plan Assets Still Held	0		0
Defined Benefit Plan Purchases Sales And Settlements	(1,000,000)		1,000,000
Defined Benefit Plan Transfers Between Measurement Levels			0
Unobservable inputs (Level 3) [Member] | Global Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	0	[1]	0	[1]
Unobservable inputs (Level 3) [Member] | Enhanced Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	245,000,000	[2]	11,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	239,000,000	[2]	245,000,000	[2]
Defined Benefit Plan Actual Return On Plan Assets Sold During Period	(1,000,000)		0
Defined Benefit Plan Actual Return On Plan Assets Still Held	(1,000,000)		9,000,000
Defined Benefit Plan Purchases Sales And Settlements	(4,000,000)		225,000,000
Defined Benefit Plan Transfers Between Measurement Levels			0
Unobservable inputs (Level 3) [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	1,134,000,000	[3]	1,045,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,159,000,000	[3]	1,134,000,000	[3]
Defined Benefit Plan Actual Return On Plan Assets Sold During Period	108,000,000		157,000,000
Defined Benefit Plan Actual Return On Plan Assets Still Held	17,000,000		51,000,000
Defined Benefit Plan Purchases Sales And Settlements	(100,000,000)		(119,000,000)
Defined Benefit Plan Transfers Between Measurement Levels			0
Unobservable inputs (Level 3) [Member] | US Treasury And Government [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	0		0
Unobservable inputs (Level 3) [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	0		0
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	110,000,000		0
Defined Benefit Plan Actual Return On Plan Assets Sold During Period	0		0
Defined Benefit Plan Actual Return On Plan Assets Still Held	6,000,000		0
Defined Benefit Plan Purchases Sales And Settlements	104,000,000		0
Defined Benefit Plan Transfers Between Measurement Levels			0
Unobservable inputs (Level 3) [Member] | Asset Backed Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	0	[4]	0	[4]
Unobservable inputs (Level 3) [Member] | Real Estate [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	944,000,000	[5]	715,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,364,000,000	[5]	944,000,000	[5]
Defined Benefit Plan Actual Return On Plan Assets Sold During Period	(6,000,000)		(6,000,000)
Defined Benefit Plan Actual Return On Plan Assets Still Held	137,000,000		63,000,000
Defined Benefit Plan Purchases Sales And Settlements	289,000,000		150,000,000
Defined Benefit Plan Transfers Between Measurement Levels			22,000,000
Unobservable inputs (Level 3) [Member] | Other Pension Plan Assets [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	0	[6]	0	[6]
Unobservable inputs (Level 3) [Member] | Cash And Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	0	[7]	0	[7]
Unobservable inputs (Level 3) [Member] | Pension Plan Assets Leveled [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	2,872,000,000		2,324,000,000
Pension Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Benefit Obligation, Beginning Balance	24,445,000,000		22,271,000,000
Defined Benefit Plan, Service Cost	444,000,000		396,000,000			429,000,000
Defined Benefit Plan, Interest Cost	1,298,000,000		1,287,000,000			1,285,000,000
Defined Benefit Plan, Actuarial Net (Gains) Losses	2,185,000,000		1,625,000,000
Defined Benefit Plan, Benefits Paid	(1,233,000,000)		(1,216,000,000)
Defined Benefit Plan, Net Settlements Curtailments Benefit Obligation	1,000,000		(37,000,000)
Defined Benefit Plan Plan Amendments	21,000,000		121,000,000
Defined Benefit Plan Benefit Obligation Other FX Aquisition Disposition Medicare RX Receivable	6,000,000		(2,000,000)
Defined Benefit Plan, Benefit Obligation, Ending Balance	27,167,000,000		24,445,000,000			22,271,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	22,384,000,000		19,377,000,000
Defined Benefit Plan Actual Return On Plan Assets	1,320,000,000		2,635,000,000
Contributions to Defined Benefit Plans	1,060,000,000		1,621,000,000
Defined Benefit Plan, Plan Assets, Benefits Paid	(1,233,000,000)		(1,216,000,000)
Defined Benefit Plan Fair Value Of Plan Assets Other FX Aquisitions Dispositions	11,000,000		(33,000,000)
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	23,542,000,000		22,384,000,000			19,377,000,000
Defined Benefit Plan Funded Status Of Plan	(3,625,000,000)		(2,061,000,000)
Percentage Of Projected Benefit Obligation Comprised Of Domestic Plan Benefits	76.00%
Projected Benefit Obligation Reduction Due To Plan Change						623,000,000
Percentage Of Projected Benefit Obligation Comprised Of Foreign Plan Benefits	23.00%
Defined Benefit Plan, Expected Return on Plan Assets	(1,834,000,000)		(1,735,000,000)			(1,634,000,000)
Defined Benefit Plan Amortization Of Prior Service Cost Credit	(12,000,000)		(18,000,000)			56,000,000
Defined Benefit Plan Amortization Of Transition Obligations Assets	1,000,000		1,000,000			1,000,000
Defined Benefit Plan Amortization Of Gains Losses	462,000,000		285,000,000			226,000,000
Defined Benefit Plan, Recognized Net Gain (Loss) Due to Settlements and Curtailments	16,000,000		2,000,000			102,000,000
Defined Benefit Plan, Net Periodic Benefit Cost	375,000,000		218,000,000			465,000,000
Other Comprehensive Income Defined Benefit Plans Net Unamortized Gain Loss Arising During Period Before Tax	2,700,000,000
Other Comprehensive Income (Loss), Reclassification, Pension and Other Postretirement Benefit Plans, Net Gain (Loss) Recognized in Net Periodic Benefit Cost, before Tax	(462,000,000)
Other Comprehensive Income Defined Benefit Plan Net Prior Service Cost Credit Arising During Period Before Tax	21,000,000
Other Comprehensive Income Amortization Of Defined Benefit Plan Net Prior Service Cost Credit Recognized In Net Periodic Benefit Cost Before Tax	12,000,000
Other Comprehensive Income Reclassification Of Defined Benefit Plan Net Transition Asset Obligation Recognized In Net Periodic Benefit Cost Before Tax	(1,000,000)
Other Comprehensive Income Defined Benefit Plans Other	(1,000,000)
Other Comprehensive Income Defined Benefit Plans Adjustment Before Tax Period Increase Decrease	2,269,000,000
Net Recognized In Net Periodic Benefit Cost And Other Comprehensive Income Loss	2,644,000,000
Defined Benefit Plan Percentage Of Equity Securities Issued By Employer And Related Parties Included In Plan Assets	4.00%		3.00%
Defined Benefit Plan Amounts Recognized In Balance Sheet Abstract
Defined Benefit Plan Assets For Plan Benefits Noncurrent	552,000,000		637,000,000
Pension And Other Postretirement Defined Benefit Plans Current Liabilities	(64,000,000)		(58,000,000)
Pension And Other Postretirement Defined Benefit Plans, Liabilities, Noncurrent	(4,113,000,000)		(2,640,000,000)
Defined Benefit Plan Amounts Recognized In Balance Sheet	(3,625,000,000)		(2,061,000,000)
Defined Benefit Plan Accumulated Other Comprehensive Income Before Tax Abstract
Defined Benefit Plan Accumulated Other Comprehensive Income Net Gains Losses Before Tax	9,436,000,000		7,223,000,000
Defined Benefit Plan Amounts Recognized In Other Comprehensive Income Net Prior Service Cost Credit Before Tax	(152,000,000)		(184,000,000)
Defined Benefit Plan Accumulated Other Comprehensive Income Net Transition Assets Obligations Before Tax	6,000,000		6,000,000
Defined Benefit Plan Accumulated Other Comprehensive Income Before Tax	9,290,000,000		7,045,000,000
Defined Benefit Plan Amounts That Will Be Amortized From Accumulated Other Comprehensive Income Loss In Next Fiscal Year Abstract
Defined Benefit Plan Amortization Of Net Gains Losses	722,000,000
Defined Benefit Plan Amortization Of Net Prior Service Cost Credit	(12,000,000)
Defined Benefit Plan Amortization Of Net Transition Asset Obligation	1,000,000
Defined Benefit Plan Amounts That Will Be Amortized From Accumulated Other Comprehensive Income Loss In Next Fiscal Year	711,000,000
Defined Benefit Plan Weighted Average Assumptions Used In Calculating Benefit Obligation Abstract
Defined Benefit Plan Assumptions Used Calculating Benefit Obligation Discount Rate	4.70%		5.40%
Defined Benefit Plan Assumptions Used Calculating Benefit Obligation Rate Of Compensation Increase	4.30%		4.40%
Defined Benefit Plan Weighted Average Assumptions Used In Calculating Net Periodic Benefit Cost Abstract
Defined Benefit Plan Assumptions Used Calculating Net Periodic Benefit Cost Discount Rate	5.40%		5.90%			6.10%
Defined Benefit Plan Assumptions Used Calculating Net Periodic Benefit Cost Rate Of Compensation Increase	4.40%		4.40%			4.40%
Defined Benefit Plan Assumptions Used Calculating Net Periodic Benefit Cost Expected Long Term Return On Assets	7.90%		8.00%			8.20%
Defined Benefit Plan Estimated Future Benefit Payments Abstract
Defined Benefit Plan Expected Future Benefit Payments In Year One	1,356,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Two	1,378,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Three	1,433,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Four	1,493,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Five	1,556,000,000
Defined Benefit Plan Expected Future Benefit Payments In Five Fiscal Years Thereafter	8,788,000,000
Other Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Benefit Obligation, Beginning Balance	832,000,000		876,000,000
Defined Benefit Plan, Service Cost	3,000,000		2,000,000			2,000,000
Defined Benefit Plan, Interest Cost	39,000,000		46,000,000			50,000,000
Defined Benefit Plan, Actuarial Net (Gains) Losses	(7,000,000)		(29,000,000)
Defined Benefit Plan, Benefits Paid	(104,000,000)		(105,000,000)
Defined Benefit Plan Benefit Obligation Other FX Aquisition Disposition Medicare RX Receivable	21,000,000		42,000,000
Defined Benefit Plan, Benefit Obligation, Ending Balance	784,000,000		832,000,000			876,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	10,000,000		11,000,000
Defined Benefit Plan Actual Return On Plan Assets	2,000,000		(1,000,000)
Contributions to Defined Benefit Plans	76,000,000		76,000,000
Defined Benefit Plan Fair Value Of Plan Assets Other FX Aquisitions Dispositions	16,000,000		29,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	0		10,000,000			11,000,000
Defined Benefit Plan Funded Status Of Plan	(784,000,000)		(822,000,000)
Percentage Of Projected Benefit Obligation Comprised Of Domestic Plan Benefits	84.00%
Defined Benefit Plan, Expected Return on Plan Assets	(1,000,000)		(1,000,000)			(1,000,000)
Defined Benefit Plan Amortization Of Prior Service Cost Credit	(2,000,000)		(2,000,000)			(2,000,000)
Defined Benefit Plan Amortization Of Gains Losses	(8,000,000)		(1,000,000)			(3,000,000)
Defined Benefit Plan, Recognized Net Gain (Loss) Due to Settlements and Curtailments	(8,000,000)		0			0
Defined Benefit Plan, Net Periodic Benefit Cost	23,000,000		44,000,000			46,000,000
Other Comprehensive Income Defined Benefit Plans Net Unamortized Gain Loss Arising During Period Before Tax	(8,000,000)
Other Comprehensive Income Amortization Of Defined Benefit Plan Net Prior Service Cost Credit Recognized In Net Periodic Benefit Cost Before Tax	2,000,000
Other Comprehensive Income Defined Benefit Plans Other	10,000,000
Other Comprehensive Income Defined Benefit Plans Adjustment Before Tax Period Increase Decrease	12,000,000
Net Recognized In Net Periodic Benefit Cost And Other Comprehensive Income Loss	35,000,000
Defined Benefit Plan Amounts Recognized In Balance Sheet Abstract
Pension And Other Postretirement Defined Benefit Plans Current Liabilities	(74,000,000)		(66,000,000)
Pension And Other Postretirement Defined Benefit Plans, Liabilities, Noncurrent	(710,000,000)		(756,000,000)
Defined Benefit Plan Amounts Recognized In Balance Sheet	(784,000,000)		(822,000,000)
Defined Benefit Plan Accumulated Other Comprehensive Income Before Tax Abstract
Defined Benefit Plan Accumulated Other Comprehensive Income Net Gains Losses Before Tax	(120,000,000)		(130,000,000)
Defined Benefit Plan Amounts Recognized In Other Comprehensive Income Net Prior Service Cost Credit Before Tax	2,000,000		1,000,000
Defined Benefit Plan Accumulated Other Comprehensive Income Before Tax	(118,000,000)		(129,000,000)
Defined Benefit Plan Amounts That Will Be Amortized From Accumulated Other Comprehensive Income Loss In Next Fiscal Year Abstract
Defined Benefit Plan Amortization Of Net Gains Losses	(6,000,000)
Defined Benefit Plan Weighted Average Assumptions Used In Calculating Benefit Obligation Abstract
Defined Benefit Plan Assumptions Used Calculating Benefit Obligation Discount Rate	4.30%		4.90%
Defined Benefit Plan Weighted Average Assumptions Used In Calculating Net Periodic Benefit Cost Abstract
Defined Benefit Plan Assumptions Used Calculating Net Periodic Benefit Cost Discount Rate	4.90%		5.50%			6.00%
Defined Benefit Plan Assumptions Used Calculating Net Periodic Benefit Cost Expected Long Term Return On Assets	5.00%		5.00%			5.80%
Defined Benefit Plan Estimated Future Benefit Payments Abstract
Defined Benefit Plan Expected Future Benefit Payments In Year One	79,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Two	74,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Three	72,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Four	69,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Five	63,000,000
Defined Benefit Plan Expected Future Benefit Payments In Five Fiscal Years Thereafter	$ 265,000,000

[1]	Represents commingled funds that invest primarily in common stocks.
[2]	Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-shortmarket neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equityand fixed income securities and foreign currency.
[3]	Represents limited partner investments with general partners that primarily invest in debt and equity.
[4]	Represents mortgage and asset-backed securities.
[5]	Represents investments in real estate including commingled funds and directly held properties.
[6]	Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.
[7]	Represents short-term commercial paper, bonds and other cash or cash-like instruments.
[8]	Represents trust receivables and payables that are not leveled.

Note 12: Restructuring and Other Costs (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	$ 336,000,000
Current Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Period Expense	286,000,000
Restructuring Reserve Settled	(132,000,000)
Restructuring Reserve Ending Balance	154,000,000
Restructuring And Other Costs Expected Cost	368,000,000
Restructuring And Other Costs Incurred Cost	(286,000,000)
Restructuring And Other Costs Remaining Expected Cost	82,000,000
Prior Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Beginning Balance	227,000,000
Restructuring Reserve Period Expense	55,000,000
Restructuring Reserve Settled	(211,000,000)
Restructuring Reserve Ending Balance	71,000,000	227,000,000
Restructuring And Other Costs Expected Cost	447,000,000
Restructuring And Other Costs Incurred Cost	(55,000,000)	(371,000,000)
Restructuring And Other Costs Remaining Expected Cost	21,000,000
Otis [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	73,000,000
Otis [Member] | Current Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	100,000,000
Restructuring And Other Costs Incurred Cost	(76,000,000)
Restructuring And Other Costs Remaining Expected Cost	24,000,000
Otis [Member] | Prior Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	87,000,000
Restructuring And Other Costs Incurred Cost	0	(87,000,000)
Restructuring And Other Costs Remaining Expected Cost	0
Carrier [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	46,000,000
Carrier [Member] | Current Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	47,000,000
Restructuring And Other Costs Incurred Cost	(31,000,000)
Restructuring And Other Costs Remaining Expected Cost	16,000,000
Carrier [Member] | Prior Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	98,000,000
Restructuring And Other Costs Incurred Cost	(19,000,000)	(74,000,000)
Restructuring And Other Costs Remaining Expected Cost	5,000,000
UTC Fire and Security [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	80,000,000
UTC Fire and Security [Member] | Current Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	68,000,000
Restructuring And Other Costs Incurred Cost	(62,000,000)
Restructuring And Other Costs Remaining Expected Cost	6,000,000
UTC Fire and Security [Member] | Prior Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	94,000,000
Restructuring And Other Costs Incurred Cost	(23,000,000)	(64,000,000)
Restructuring And Other Costs Remaining Expected Cost	7,000,000
Pratt and Whitney [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	67,000,000
Pratt and Whitney [Member] | Current Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	65,000,000
Restructuring And Other Costs Incurred Cost	(52,000,000)
Restructuring And Other Costs Remaining Expected Cost	13,000,000
Pratt and Whitney [Member] | Prior Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	93,000,000
Restructuring And Other Costs Incurred Cost	(8,000,000)	(84,000,000)
Restructuring And Other Costs Remaining Expected Cost	1,000,000
Hamilton Sundstrand [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	16,000,000
Hamilton Sundstrand [Member] | Current Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	14,000,000
Restructuring And Other Costs Incurred Cost	(13,000,000)
Restructuring And Other Costs Remaining Expected Cost	1,000,000
Hamilton Sundstrand [Member] | Prior Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	40,000,000
Restructuring And Other Costs Incurred Cost	(3,000,000)	(29,000,000)
Restructuring And Other Costs Remaining Expected Cost	8,000,000
Sikorsky [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	53,000,000
Sikorsky [Member] | Current Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	73,000,000
Restructuring And Other Costs Incurred Cost	(51,000,000)
Restructuring And Other Costs Remaining Expected Cost	22,000,000
Sikorsky [Member] | Prior Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	17,000,000
Restructuring And Other Costs Incurred Cost	(2,000,000)	(15,000,000)
Restructuring And Other Costs Remaining Expected Cost	0
Eliminations and other [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	1,000,000
Eliminations and other [Member] | Current Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	1,000,000
Restructuring And Other Costs Incurred Cost	(1,000,000)
Restructuring And Other Costs Remaining Expected Cost	0
Eliminations and other [Member] | Prior Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	18,000,000
Restructuring And Other Costs Incurred Cost	0	(18,000,000)
Restructuring And Other Costs Remaining Expected Cost	0
Cost Of Sales [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	180,000,000
Cost Of Sales [Member] | Current Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Incurred Cost	(136,000,000)
Cost Of Sales [Member] | Prior Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Incurred Cost	(36,000,000)
Selling General and Administrative [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	154,000,000
Selling General and Administrative [Member] | Current Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Incurred Cost	(147,000,000)
Selling General and Administrative [Member] | Prior Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Incurred Cost	(19,000,000)
Other Income Net [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	2,000,000
Other Income Net [Member] | Current Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Incurred Cost	(3,000,000)
Employee Severance [Member] | Current Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Period Expense	259,000,000
Restructuring Reserve Settled	(115,000,000)
Restructuring Reserve Ending Balance	144,000,000
Restructuring And Other Costs Expected Cost	290,000,000
Restructuring And Other Costs Incurred Cost	(259,000,000)
Restructuring And Other Costs Remaining Expected Cost	31,000,000
Employee Severance [Member] | Prior Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Beginning Balance	203,000,000
Restructuring Reserve Period Expense	9,000,000
Restructuring Reserve Settled	(156,000,000)
Restructuring Reserve Ending Balance	56,000,000	203,000,000
Restructuring And Other Costs Expected Cost	319,000,000
Restructuring And Other Costs Incurred Cost	(9,000,000)	(301,000,000)
Restructuring And Other Costs Remaining Expected Cost	9,000,000
Asset Write Downs [Member] | Current Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Period Expense	4,000,000
Restructuring Reserve Settled	(4,000,000)
Restructuring Reserve Ending Balance	0
Restructuring And Other Costs Expected Cost	4,000,000
Restructuring And Other Costs Incurred Cost	(4,000,000)
Restructuring And Other Costs Remaining Expected Cost	0
Asset Write Downs [Member] | Prior Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Beginning Balance	0
Restructuring Reserve Period Expense	11,000,000
Restructuring Reserve Settled	(11,000,000)
Restructuring Reserve Ending Balance	0	0
Restructuring And Other Costs Expected Cost	30,000,000
Restructuring And Other Costs Incurred Cost	(11,000,000)	(19,000,000)
Restructuring And Other Costs Remaining Expected Cost	0
Facility Exit [Member] | Current Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Period Expense	23,000,000
Restructuring Reserve Settled	(13,000,000)
Restructuring Reserve Ending Balance	10,000,000
Restructuring And Other Costs Expected Cost	74,000,000
Restructuring And Other Costs Incurred Cost	(23,000,000)
Restructuring And Other Costs Remaining Expected Cost	51,000,000
Facility Exit [Member] | Prior Year [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Beginning Balance	24,000,000
Restructuring Reserve Period Expense	35,000,000
Restructuring Reserve Settled	(44,000,000)
Restructuring Reserve Ending Balance	15,000,000	24,000,000
Restructuring And Other Costs Expected Cost	98,000,000
Restructuring And Other Costs Incurred Cost	(35,000,000)	(51,000,000)
Restructuring And Other Costs Remaining Expected Cost	$ 12,000,000
Restructuring And Other Costs, Current Year Actions [Member]
Restructuring Details [Line Items]
Anticipated Net Workforce Reduction Of Hourly And Salary Employees	approximately 5,000 hourly and salaried employees
Anticipated Net Square Feet Of Facilities To Be Exited	approximately 2 million net square feet of facilities
Completed Net Workforce Reduction Of Hourly And Salary Employees	approximately 2,200 employees
Completed Net Square Feet Of Facilities Exited	50,000 net square feet of facilities
Restructuring And Other Costs, Prior Year Actions [Member]
Restructuring Details [Line Items]
Anticipated Net Workforce Reduction Of Hourly And Salary Employees	5,000
Anticipated Net Square Feet Of Facilities To Be Exited	3.9 million net square feet
Completed Net Workforce Reduction Of Hourly And Salary Employees	approximately 4,000 employees
Completed Net Square Feet Of Facilities Exited	2.5 million net square feet of facilities

Note 13: Financial Instruments (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Four Quarter Rolling Average Of Notional Amount Of Foreign Exchange Contracts Hedging Foreign Currency Transactions	$ 10,400,000,000	$ 8,500,000,000
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value	114,000,000	133,000,000
Derivative Liability, Fair Value	165,000,000	53,000,000
Unrealized Gain (Loss) on Foreign Currency Derivatives, Net, before Tax	(46,000,000)	72,000,000
Foreign Currency Cash Flow Hedge Gain (Loss) Reclassified to Earnings, Net	96,000,000	119,000,000
Foreign Currency Cash Flow Hedge Gain (Loss) to be Reclassified During Next 12 Months	31,000,000
Gain (Loss) on Foreign Currency Derivative Instruments Not Designated as Hedging Instruments	(39,000,000)	153,000,000
Business Acquisition [Line Items]
Equity Method Investment Other Than Temporary Impairment	66,000,000
Equity Method Investments		248,000,000
Disposal Group Not Discontinued Operation Loss Gain On Write Down		86,000,000
Commercial Aerospace [Member]
Accounts Notes And Loans Receivable [Line Items]
Fair Value Disclosure, Off-balance Sheet Risks, Amount, Asset	2,270,000,000	2,032,000,000
Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term receivables Fair Value Disclosure	283,000,000	300,000,000
Customer Financing Notes Receivable Fair Value Disclosure	309,000,000	376,000,000
Long-term debt (excluding capitalized leases) Fair Value Disclosure	(9,575,000,000)	(10,117,000,000)
Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term receivables Fair Value Disclosure	276,000,000	276,000,000
Customer Financing Notes Receivable Fair Value Disclosure	297,000,000	346,000,000
Long-term debt (excluding capitalized leases) Fair Value Disclosure	(11,639,000,000)	(11,500,000,000)
Fair Value, Measurements, Recurring [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Investments, Fair Value Disclosure	926,000,000	829,000,000
Derivative Financial Instruments Assets, Fair Value Disclosure	114,000,000	133,000,000
Derivative Financial Instruments Liabilities, Fair Value Disclosure	(165,000,000)	(53,000,000)
Quoted price in active markets (Level 1) [Member] | Fair Value, Measurements, Recurring [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Investments, Fair Value Disclosure	926,000,000	829,000,000
Derivative Financial Instruments Assets, Fair Value Disclosure	0	0
Derivative Financial Instruments Liabilities, Fair Value Disclosure	0	0
Significant other observable inputs (Level 2) [Member] | Fair Value, Measurements, Recurring [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Investments, Fair Value Disclosure	0	0
Derivative Financial Instruments Assets, Fair Value Disclosure	114,000,000	133,000,000
Derivative Financial Instruments Liabilities, Fair Value Disclosure	(165,000,000)	(53,000,000)
Unobservable inputs (Level 3) [Member] | Fair Value, Measurements, Recurring [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Investments, Fair Value Disclosure	0	0
Derivative Financial Instruments Assets, Fair Value Disclosure	0	0
Derivative Financial Instruments Liabilities, Fair Value Disclosure	0	0
Clipper Windpower [Member]
Business Acquisition [Line Items]
Equity Method Investment Other Than Temporary Impairment		159,000,000
Business Combination Step Acquisition Equity Interest In Acquiree Remeasurement Gain Or Loss		21,000,000
Other Assets, Current [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Asset at Fair Value	69,000,000	73,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Asset at Fair Value	40,000,000	31,000,000
Other Assets [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Asset at Fair Value	3,000,000	24,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Asset at Fair Value	2,000,000	5,000,000
Assets, Total [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Asset at Fair Value	72,000,000	97,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Asset at Fair Value	42,000,000	36,000,000
Accrued Liabilities [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Liability at Fair Value	81,000,000	16,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Liability at Fair Value	40,000,000	33,000,000
Other Long-Term Liabilities [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Liability at Fair Value	43,000,000	1,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Liability at Fair Value	1,000,000	3,000,000
Liabilities, Total [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Liability at Fair Value	124,000,000	17,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Liability at Fair Value	$ 41,000,000	$ 36,000,000

Note 14: Credit Quality of Long-Term Receivables (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Financing Receivable, Allowance for Credit Losses [Line Items]
Financing Receivable, Credit Quality, Additional Information	We determine credit ratings for each customer in the portfolio based upon public information and information obtained directly from our customers. We conduct a review of customer credit ratings, published historical credit default rates for different rating categories, and multiple third party aircraft value publications as a basis to validate the reasonableness of the allowance for losses on these balances quarterly or when events and circumstances warrant. The credit ratings listed below range from “A” which indicates an extremely strong capacity to meet financial obligations and the receivable is either collateralized or uncollateralized, to “D” which indicates that payment is in default and the receivable is uncollateralized.
Financing Receivable, Credit Quality, Date Ratings Updated Range	quarterly or when events and circumstances warrant.
Aerospace Portfolio Segment [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Financing Receivable Reserve For Credit Losses And Exposure, Beginning Balance	$ 42,000,000
Financing Receivable Reserve For Credit Losses And Exposure Provisions	25,000,000
Financing Receivable Reserve For Credit Losses And Exposure Write Offs	0
Financing Receivable Reserve For Credit Losses And Exposure, Recoveries	(9,000,000)
Financing Receivable Reserve For Credit Losses And Exposure, Other	12,000,000
Financing Receivable Reserve For Credit Losses And Exposure, Ending Balance	70,000,000
Financing Receivable, Reserve for Credit Losses and Exposure, Individually Evaluated For Impairment	70,000,000	42,000,000
Financing Receivable, Individually Evaluated for Impairment	569,000,000	614,000,000
Financing Receivable, Allowance for Credit Losses, Risk Characteristics	Economic conditions and air travel influence the operating environment for most airlines, and the financial performance of our aerospace businesses is directly tied to the economic conditions of the commercial aerospace and defense industries. Additionally, the value of the collateral is also closely tied to commercial airline performance and may be subject to exposure of reduced valuation as a result of market declines.
Financing Receivable, Allowance for Credit Losses, Factors that Influenced Management's Judgment	Factors considered in assessing collectability and risk include, but are not limited to, examination of credit quality indicators and other evaluation measures, underlying value of any collateral or security interests, significant past due balances, historical losses, and existing economic conditions.
Financing Receivable, Allowance for Credit Losses, Policy for Uncollectible Amounts	Uncollectible long-term receivables are written-off when collection of the indebtedness has been pursued for a reasonable period of time without collection; the customer is no longer in operation; or judgment has been levied, but the underlying assets are not adequate to satisfy the indebtedness.
Aerospace Portfolio Segment [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	569,000,000	614,000,000
Long-term Trade Accounts Receivable Financing Receivable [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	204,000,000	198,000,000
Long-term Trade Accounts Receivable Financing Receivable [Member] | A Low Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	201,000,000	193,000,000
Long-term Trade Accounts Receivable Financing Receivable [Member] | B Moderate Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	3,000,000	5,000,000
Long-term Trade Accounts Receivable Financing Receivable [Member] | C High Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	0	0
Long-term Trade Accounts Receivable Financing Receivable [Member] | D In Default Uncollateralized Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	0	0
Notes and Leases Receivable Financing Receivable [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	365,000,000	416,000,000
Notes and Leases Receivable Financing Receivable [Member] | A Low Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	0	0
Notes and Leases Receivable Financing Receivable [Member] | B Moderate Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	295,000,000	336,000,000
Notes and Leases Receivable Financing Receivable [Member] | C High Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	70,000,000	80,000,000
Notes and Leases Receivable Financing Receivable [Member] | D In Default Uncollateralized Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	$ 0	$ 0

Note 15: Guarantees (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Guarantee Obligations [Line Items]
Guarantee Type Other Carrying Value	$ 138,000,000		$ 139,000,000
Service and product warranties and product performance guarantees - beginning of year	1,136,000,000		1,072,000,000
Warranties and performance guarantees issued	475,000,000		440,000,000
Settlements made	(440,000,000)		(379,000,000)
Product warranty accrual - other	297,000,000		3,000,000
Service and product warranties and product performance guarantees - end of period	1,468,000,000		1,136,000,000
International Aero Engines [Member]
Schedule Of Equity Method Investments [Line Items]
Equity Method Investment Ownership Percentage	33.00%
Credit Facilities And Debt Obligations Unconsolidated Subsidiaries [Member]
Guarantee Obligations [Line Items]
Guarantee Obligations Maximum Exposure	239,000,000		225,000,000
Guarantee Obligations Current Carrying Value	3,000,000		3,000,000
Guarantee Obligations Term	expire 2012 to 2034
International Aero Engines [Member]
Guarantee Obligations [Line Items]
Guarantee Obligations Maximum Exposure	989,000,000	[1]	992,000,000	[1]
Guarantee Obligations Current Carrying Value	20,000,000	[1]	12,000,000	[1]
Commercial Aerospace [Member]
Guarantee Obligations [Line Items]
Guarantee Obligations Maximum Exposure	323,000,000		336,000,000
Guarantee Obligations Current Carrying Value	30,000,000		12,000,000
Commercial Customer [Member]
Guarantee Obligations [Line Items]
Guarantee Obligations Maximum Exposure	0		191,000,000
Guarantee Obligations Current Carrying Value	0		1,000,000
Performance Guarantee [Member]
Guarantee Obligations [Line Items]
Guarantee Obligations Maximum Exposure	33,000,000		40,000,000
Guarantee Obligations Current Carrying Value	$ 0		$ 0

[1]	Represents IAE’s gross obligation; at December 31, 2011 and 2010 our proportionate share of IAE’s obligations was 33%.

Note 16: Collaborative Arrangements (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Collaborative Arrangements and Non-collaborative Arrangement Transactions [Line Items]
Collaborative Arrangement, Nature and Purpose	In September 2011, Pratt & Whitney announced a new collaboration with JAEC and MTU to provide the PurePower PW1100G-JM engine for the Airbus A320neo program
Cost of Goods Sold [Member]
Statement [Line Items]
Collaborator Share Of Revenues Amount	$ 963	$ 850	$ 772
Collaborator Share Of Program Costs Amount	(88)	(83)	(66)
Cost of Services [Member]
Statement [Line Items]
Collaborator Share Of Revenues Amount	36	38	29
Research and Development Expense [Member]
Statement [Line Items]
Collaborator Share Of Program Costs Amount	(220)	(135)	(97)
Selling General and Administrative [Member]
Statement [Line Items]
Collaborator Share Of Program Costs Amount	$ (4)	$ (5)	$ (4)
JAEC [Member]
Collaborative Arrangements and Non-collaborative Arrangement Transactions [Line Items]
Collaborators Partner Share	23.00%
MTU [Member]
Collaborative Arrangements and Non-collaborative Arrangement Transactions [Line Items]
Collaborators Partner Share	18.00%
Pratt and Whitney [Member]
Collaborative Arrangements and Non-collaborative Arrangement Transactions [Line Items]
Collaborators interests existing programs low end	12.00%
Collaborators interests existing programs high end	48.00%
Partner share individual program maximum	31.00%

Note 17: Contingent Liabilities (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Notes to Consolidated Financial Statements [Abstract]
Operating Leases Future Minimum Payments Due	$ 1,883
Operating Leases Future Minimum Payments Due Current	515
Operating Leases Future Minimum Payments Due In Two Years	404
Operating Leases Future Minimum Payments Due In Three Years	292
Operating Leases Future Minimum Payments Due In Four Years	184
Operating Leases Future Minimum Payments Due In Five Years	115
Operating Leases Future Minimum Payments Due Thereafter	373
Lease And Rental Expense	453	445	463
Accrual For Environmental Loss Contingencies	$ 617
Department of Justice Lawsuit Against Pratt and Whitney [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	1999
Loss Contingency Allegations	As previously disclosed, the U.S. Department of Justice (DOJ) sued us in 1999 in the U.S. District Court for the Southern District of Ohio, claiming that Pratt & Whitney violated the civil False Claims Act and common law. This lawsuit relates to the “Fighter Engine Competition” between Pratt & Whitney’s F100 engine and General Electric’s F110 engine. The DOJ alleges that the government overpaid for F100 engines under contracts awarded by the U.S. Air Force in fiscal years 1985 through 1990 because Pratt & Whitney inflated its estimated costs for some purchased parts and withheld data that would have revealed the overstatements. At trial of this matter, completed in December 2004, the government claimed Pratt & Whitney’s liability to be $624 million.
Loss Contingency Period Of Occurrence	fiscal years 1985 through 1990
Loss Contingency Damages Sought	$624 million
Loss Contingency Actions Taken By Plaintiff And Defendant	On August 1, 2008, the trial court judge held that the Air Force had not suffered any actual damages because Pratt & Whitney had made significant price concessions. However, the trial court judge found that Pratt & Whitney violated the False Claims Act due to inaccurate statements contained in the 1983 offer. In the absence of actual damages, the trial court judge awarded the DOJ the maximum civil penalty of $7.09 million, or $10,000 for each of the 709 invoices Pratt & Whitney submitted in 1989 and later under the contracts. In September 2008, both the DOJ and UTC appealed the decision to the Sixth Circuit Court of Appeals. In November 2010, the Sixth Circuit affirmed Pratt & Whitney’s liability under the False Claims Act and remanded the case to the U.S. District Court for further proceedings on the question of damages.
Loss Contingency Actions Taken By Defendant	In September 2008, both the DOJ and UTC appealed the decision to the Sixth Circuit Court of Appeals.
Department of Defense Contract Claim Against Sikorsky [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	December 2008
Loss Contingency Allegations	As previously disclosed, in December 2008, the U.S. Department of Defense (DOD) issued a contract claim against Sikorsky to recover overpayments the DOD alleges it has incurred since January 2003 in connection with cost accounting changes approved by the DOD and implemented by Sikorsky in 1999 and 2006. These changes relate to the calculation of material overhead rates in government contracts. The DOD claims that Sikorsky’s liability is approximately $92 million (including interest through December 2011).
Loss Contingency Damages Sought	$92 million (including interest through December 2011)
Loss Contingency Actions Taken By Defendant	We believe this claim is without merit and Sikorsky filed an appeal in December 2009 with the U.S. Court of Federal Claims, which is pending.
Department Of Justice Against Company [Member]
Loss Contingencies [Line Items]
Loss Contingency Allegations	The voluntary disclosures that we anticipate will be addressed in the consent agreement currently under discussion include 2006 and 2007 disclosures regarding the export by Hamilton Sundstrand to P&WC of certain modifications to dual-use electronic engine control software, and the re-export by P&WC of those software modifications and subsequent P&WC-developed patches to China during the period 2002-2004 for use in the development of the Z-10 Chinese military helicopter. The DOJ has also separately conducted a criminal investigation of the matters addressed in these disclosures, as well as the accuracy and adequacy of the disclosures
Loss Contingency Period Of Occurrence	2002-2004
Loss Contingency Actions Taken By Defendant	We have been cooperating with the DOJ's investigation. Since November 2011, we have been in discussions with the DOJ to resolve this matter.
Loss Contingency Date Of Investigation	November 2011
US Department Of State Against Company [Member]
Loss Contingencies [Line Items]
Loss Contingency Allegations	DTCC informed us that it considers certain of our voluntary disclosures filed since 2005 to reflect deficiencies warranting penalties and sanctions
Loss Contingency Period Of Occurrence	voluntary disclosures filed since 2005
Loss Contingency Actions Taken By Defendant	We are currently in discussions with DTCC to reach a consent agreement, which we anticipate will provide for a payment by the Company and commitments regarding additional remedial compliance efforts
Loss Contingency Date Of Investigation	November 2011
US Department Of State And Department Of Justice Against Company [Member]
Loss Contingencies [Line Items]
Loss Contingency Damages Sought	$45 million

Note 18: Segment Financial Data (Details) (USD $)	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Segment Reporting Information [Line Items]
Total net sales	$ 14,966,000,000	$ 14,804,000,000	$ 15,076,000,000	$ 13,344,000,000	$ 14,864,000,000	$ 13,620,000,000	$ 13,802,000,000	$ 12,040,000,000	$ 58,190,000,000	$ 54,326,000,000	$ 52,425,000,000
Operating profit									8,099,000,000	7,186,000,000	6,377,000,000
Total Assets	61,452,000,000				58,493,000,000				61,452,000,000	58,493,000,000	55,762,000,000
United States Export Sales									7,957,000,000	7,296,000,000	6,996,000,000
United States Government Sales									9,831,000,000	9,900,000,000	9,278,000,000
Capital expenditures									983,000,000	865,000,000	826,000,000
Depreciation and amortization									1,347,000,000	1,356,000,000	1,258,000,000
Fixed assets, net	6,201,000,000				6,280,000,000				6,201,000,000	6,280,000,000	6,364,000,000
US
Segment Reporting Information [Line Items]
Total net sales									30,438,000,000	28,911,000,000	27,990,000,000
Entity Wide Disclosure On Geographic Areas Operating Profit From External Customers Attributed To Individual Foreign Countries Amount									4,586,000,000	4,112,000,000	3,771,000,000
Fixed Assets, net	2,974,000,000				3,013,000,000				2,974,000,000	3,013,000,000	3,096,000,000
Europe [Member]
Segment Reporting Information [Line Items]
Total net sales									12,601,000,000	11,957,000,000	12,216,000,000
Entity Wide Disclosure On Geographic Areas Operating Profit From External Customers Attributed To Individual Foreign Countries Amount									2,136,000,000	1,872,000,000	1,743,000,000
Fixed Assets, net	1,210,000,000				1,282,000,000				1,210,000,000	1,282,000,000	1,346,000,000
United States Export Sales									2,310,000,000	1,918,000,000	2,089,000,000
Asia Pacific [Member]
Segment Reporting Information [Line Items]
Total net sales									9,394,000,000	7,986,000,000	7,173,000,000
Entity Wide Disclosure On Geographic Areas Operating Profit From External Customers Attributed To Individual Foreign Countries Amount									1,513,000,000	1,229,000,000	990,000,000
Fixed Assets, net	883,000,000				839,000,000				883,000,000	839,000,000	845,000,000
United States Export Sales									2,506,000,000	2,688,000,000	2,430,000,000
Other Geographic Regions [Member]
Segment Reporting Information [Line Items]
Total net sales									5,380,000,000	5,374,000,000	4,991,000,000
Entity Wide Disclosure On Geographic Areas Operating Profit From External Customers Attributed To Individual Foreign Countries Amount									713,000,000	759,000,000	476,000,000
Fixed Assets, net	760,000,000				804,000,000				760,000,000	804,000,000	714,000,000
United States Export Sales									3,141,000,000	2,690,000,000	2,477,000,000
Geographical Intersegment Eliminations [Member]
Segment Reporting Information [Line Items]
Total net sales									377,000,000	98,000,000	55,000,000
Entity Wide Disclosure On Geographic Areas Operating Profit From External Customers Attributed To Individual Foreign Countries Amount									(849,000,000)	(786,000,000)	(603,000,000)
Fixed Assets, net	374,000,000				342,000,000				374,000,000	342,000,000	363,000,000
Otis [Member]
Segment Reporting Information [Line Items]
Total net sales									12,437,000,000	11,579,000,000	11,723,000,000
Operating profit									2,815,000,000	2,575,000,000	2,447,000,000
Total Assets	8,717,000,000				8,097,000,000				8,717,000,000	8,097,000,000	7,908,000,000
Capital Expenditures									75,000,000	55,000,000	67,000,000
Depreciation and Amortization									223,000,000	211,000,000	204,000,000
Carrier [Member]
Segment Reporting Information [Line Items]
Total net sales									11,969,000,000	11,386,000,000	11,335,000,000
Operating profit									1,520,000,000	1,062,000,000	740,000,000
Total Assets	9,432,000,000				9,472,000,000				9,432,000,000	9,472,000,000	9,804,000,000
Capital Expenditures									189,000,000	138,000,000	90,000,000
Depreciation and Amortization									164,000,000	183,000,000	191,000,000
UTC Fire and Security [Member]
Segment Reporting Information [Line Items]
Total net sales									6,895,000,000	6,490,000,000	5,503,000,000
Operating profit									692,000,000	714,000,000	493,000,000
Total Assets	12,198,000,000				12,365,000,000				12,198,000,000	12,365,000,000	10,304,000,000
Capital Expenditures									116,000,000	96,000,000	72,000,000
Depreciation and Amortization									268,000,000	274,000,000	214,000,000
Pratt and Whitney [Member]
Segment Reporting Information [Line Items]
Total net sales									13,430,000,000	12,935,000,000	12,392,000,000
Operating profit									1,999,000,000	1,987,000,000	1,835,000,000
Total Assets	10,705,000,000				10,139,000,000				10,705,000,000	10,139,000,000	10,063,000,000
Capital Expenditures									290,000,000	321,000,000	288,000,000
Depreciation and Amortization									332,000,000	340,000,000	329,000,000
United States Government Sales									3,696,000,000	4,081,000,000	3,942,000,000
Hamilton Sundstrand [Member]
Segment Reporting Information [Line Items]
Total net sales									6,150,000,000	5,608,000,000	5,560,000,000
Operating profit									1,082,000,000	918,000,000	857,000,000
Total Assets	8,593,000,000				8,540,000,000				8,593,000,000	8,540,000,000	8,509,000,000
Capital Expenditures									163,000,000	117,000,000	114,000,000
Depreciation and Amortization									172,000,000	172,000,000	174,000,000
United States Government Sales									1,043,000,000	1,137,000,000	1,230,000,000
Sikorsky [Member]
Segment Reporting Information [Line Items]
Total net sales									7,355,000,000	6,684,000,000	6,287,000,000
Operating profit									840,000,000	716,000,000	608,000,000
Total Assets	4,628,000,000				4,521,000,000				4,628,000,000	4,521,000,000	4,167,000,000
Capital Expenditures									92,000,000	108,000,000	95,000,000
Depreciation and Amortization									84,000,000	83,000,000	68,000,000
United States Government Sales									4,967,000,000	4,529,000,000	3,979,000,000
Total Segments [Member]
Segment Reporting Information [Line Items]
Total net sales									58,236,000,000	54,682,000,000	52,800,000,000
Operating profit									8,948,000,000	7,972,000,000	6,980,000,000
Capital Expenditures									925,000,000	835,000,000	726,000,000
Depreciation and Amortization									1,243,000,000	1,263,000,000	1,180,000,000
Eliminations and other [Member]
Segment Reporting Information [Line Items]
Total net sales									(46,000,000)	(356,000,000)	(375,000,000)
Operating profit									(430,000,000)	(409,000,000)	(255,000,000)
Total Assets	7,179,000,000				5,359,000,000				7,179,000,000	5,359,000,000	5,007,000,000
Capital Expenditures									58,000,000	30,000,000	100,000,000
Depreciation and Amortization									104,000,000	93,000,000	78,000,000
General corporate expenses [Member]
Segment Reporting Information [Line Items]
Total net sales									0	0	0
Operating profit									(419,000,000)	(377,000,000)	(348,000,000)
Other Segments [Member]
Segment Reporting Information [Line Items]
United States Government Sales									$ 125,000,000	$ 153,000,000	$ 127,000,000

Selected Quarterly Financial Data - Unaudited (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jan. 31, 2012
Selected Quarterly Financial Information [Abstract]
Total net sales	$ 14,966	$ 14,804	$ 15,076	$ 13,344	$ 14,864	$ 13,620	$ 13,802	$ 12,040	$ 58,190	$ 54,326	$ 52,425
Gross Profit	4,115	4,048	4,171	3,703	3,864	3,953	3,787	3,308
Net income attributable to common shareowners	$ 1,325	$ 1,324	$ 1,318	$ 1,012	$ 1,199	$ 1,198	$ 1,110	$ 866	$ 4,979	$ 4,373	$ 3,829
Earnings Per Share of Common Stock:
Basic	$ 1.49	$ 1.49	$ 1.48	$ 1.13	$ 1.33	$ 1.32	$ 1.22	$ 0.95	$ 5.58	$ 4.82	$ 4.17
Diluted	$ 1.47	$ 1.47	$ 1.45	$ 1.11	$ 1.31	$ 1.3	$ 1.2	$ 0.93	$ 5.49	$ 4.74	$ 4.12
Common Stock Price - High	$ 80.36	$ 91.83	$ 90.67	$ 85.46	$ 79.7	$ 73.81	$ 77.09	$ 74.85
Common Stock Price - Low	$ 66.87	$ 67.12	$ 81.19	$ 77.05	$ 70.23	$ 63.62	$ 62.88	$ 65.01
Dividends Per Share of Common Stock	$ 0.48	$ 0.48	$ 0.48	$ 0.425	$ 0.425	$ 0.425	$ 0.425	$ 0.425	$ 1.865	$ 1.7	$ 1.54
Registered Shareholders Total												23,633

Performance Graph - Unaudited (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006
United Technologies Corporation [Member]
Performance Graph [Line Items]
Cumulative Total Shareholder Return	$ 131.12	$ 137.98	$ 118.71	$ 89.06	$ 124.44	$ 100
S And P 500 Index [Member]
Performance Graph [Line Items]
Cumulative Total Shareholder Return	98.76	96.71	84.05	66.46	105.49	100
Dow Jones Industrial Average [Member]
Performance Graph [Line Items]
Cumulative Total Shareholder Return	$ 112.39	$ 103.7	$ 90.91	$ 74.12	$ 108.87	$ 100

Schedule II - Valuation and Qualifying Accounts (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Allowance For Doubtful Accounts And Other Customer Financing Activity [Member]
Valuation And Qualifying Accounts Disclosure [Line Items]
Valuation Allowances And Reserves Charged To Cost And Expense	$ 88	$ 58	$ 145
Valuation Allowances And Reserves Doubtful Accounts Written Off Net	(38)	(47)	(80)
Valuation Allowances And Reserves Charged To Other Accounts	(42)	(14)
Valuation Allowances and Reserves, Balance, Ending Balance	456	448	451	386
Valuation Allowance Of Deferred Tax Assets [Member]
Valuation And Qualifying Accounts Disclosure [Line Items]
Valuation Allowances And Reserves Charged To Other Accounts	(37)	(38)	32
Valuation Allowances And Reserves Charged To Income Tax Expense	130	93	186
Valuation Allowances And Reserves Reserves Of Businesses Acquired		(3)	3
Valuation Allowances And Reserves Credited To Income Tax Expense	(27)	(44)	(16)
Valuation Allowances and Reserves, Balance, Ending Balance	$ 977	$ 911	$ 903	$ 698